LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                                 [FREMONT LOGO]

                           $772,625,000 (APPROXIMATE)
                         FREMONT HOME LOAN TRUST 2004-D,
                   MORTGAGE-BACKED CERTIFICATES, SERIES 2004-D

                            FREMONT INVESTMENT & LOAN
                        (ORIGINATOR, SELLER AND SERVICER)

                            FREMONT INVESTMENT & LOAN
                                   (SERVICER)

                                   WELLS FARGO
                                (MASTER SERVICER)

-----------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                         FREMONT HOME LOAN TRUST 2004-D
                            $772,625,000 APPROXIMATE

                                                                 Payment
                 Principal      Initial Coupon-     WAL           Window                   Initial   Legal Final    Expected Ratings
 Class (1)    Balance ($)(2)       Benchmark      Call/Mat       Call/Mat        C/E(3)    Margin      Maturity     (S&P/Moody's)(4)
------------------------------------------------------------------------------------------------------------------------------------
1-A-1(5)(8)    $179,394,000        1M LIBOR          NOT OFFERED HEREIN          20.79%      TBD      12/25/2034         AAA/Aaa
2-A (6)(8)     $221,475,000        1M LIBOR          NOT OFFERED HEREIN          20.79%      TBD      12/25/2034         AAA/Aaa
 1-A-2(5)      $ 44,849,000        1M LIBOR       2.65/2.82     1-79/1-171       20.79%      TBD      12/25/2034         AAA/Aaa
 3-A-1(7)      $ 56,511,000        1M LIBOR       1.00/1.00      1-19/1-19       20.79%      TBD      12/25/2034         AAA/Aaa
 3-A-2 (7)     $112,411,000        1M LIBOR       3.00/3.00     19-78/19-78      20.79%      TBD      12/25/2034         AAA/Aaa
 3-A-3 (7)     $ 13,371,000        1M LIBOR       6.61/8.77    78-79/78-168      20.79%      TBD      12/25/2034         AAA/Aaa
    M1         $ 38,373,000        1M LIBOR       4.68/5.11    39-79/39-143      15.95%      TBD      12/25/2034         AA+/Aa1
    M2         $ 25,371,000        1M LIBOR       4.66/5.06    39-79/39-135      12.75%      TBD      12/25/2034         AA/Aa2
    M3         $ 15,461,000        1M LIBOR       4.64/5.03    38-79/38-128      10.80%      TBD      12/25/2034         AA-/Aa3
    M4         $ 13,478,000        1M LIBOR       4.64/5.00    38-79/38-123       9.10%      TBD      12/25/2034          A+/A1
    M5         $ 13,875,000        1M LIBOR       4.64/4.98    38-79/38-117       7.35%      TBD      12/25/2034          A/A2
    M6         $ 11,496,000        1M LIBOR       4.63/4.93    37-79/37-111       5.90%      TBD      12/25/2034          A-/A3
    M7         $ 10,704,000        1M LIBOR       4.62/4.87    37-79/37-104       4.55%      TBD      12/25/2034        BBB+/Baa1
    M8         $  7,928,000        1M LIBOR       4.62/4.80     37-79/37-96       3.55%      TBD      12/25/2034        BBB/Baa2
    M9         $  7,928,000        1M LIBOR       4.62/4.70     37-79/37-89       2.55%      TBD      12/25/2034        BBB-/Baa3
  M10(8)       $ 11,893,000        1M LIBOR          NOT OFFERED HEREIN           1.05%      TBD      12/25/2034         BB+/Ba2

(1) The margins on the Senior Certificates (defined herein) will increase 2x and the margins on the Subordinate Certificates will increase 1.5x the related initial margin after the Optional Termination Date.

(2) The principal balance of each Class of Certificates is subject to a 10% variance.

(3) Includes upfront overcollateralization.

(4) Rating Agency Contacts: Keren Gabay, Moody's Ratings 212.553.2728 and Bridget Steers, Standard and Poor's 212.438.2610

(5) The Class 1-A-1 and Class 1-A-2 Certificates (collectively, the "Group 1 Senior Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Principal Payment Priority" cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).

(6) The Class 2-A Certificates (the "Group 2 Senior Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Principal Payment Priority" cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).

(7) The Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates (collectively, the "Group Senior 3 Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Principal Payment Priority" cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).

(8) The Class 1-A-1, Class 2-A and Class M10 Certificates are not offered herein.

----------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                                SUMMARY OF TERMS

Issuer:                    Fremont Home Loan Trust 2004-D

Depositor:                 Fremont Mortgage Securities Corporation

Trustee:                   HSBC Bank USA, National Association

Master Servicer and        Wells Fargo Bank, N.A.

Securities Administrator:

Servicer:                  Fremont Investment & Loan

Lead Underwriter:          Lehman Brothers

Co-Managers:               Bear, Stearns & Co. Inc., Credit Suisse First Boston,
                           Goldman, Sachs & Co., Greenwich Capital Markets, Inc.

Distribution Date:         25(th) day of each month, or if the 25(th) day is not
                           a Business Day, the next succeeding Business Day
                           First Distribution Date: December 27, 2004

Cut-off Date:              November  1, 2004

Pricing Date:              Week of November [15], 2004

Closing Date:              On or about November [23], 2004

Settlement Date:           On or about November [23], 2004, through DTC,
                           Euroclear or Clearstream.

Delay Days:                0 day delay - All Classes

Day Count:                 Actual/360 on the Offered Certificates

Collection Period:         2(nd) day of prior month through 1st day of month of
                           the related  Distribution Date.

Senior Certificates:       Together, the Class 1-A-1 and Class 1-A-2
                           Certificates ( the "Group 1 Senior Certificates"), the Class 2-A Certificates (the "Group 2 Senior
                           Certificates") and the Class 3-A-1, Class 3-A-2 and
                           Class 3-A-3 Certificates (the "Group 3 Senior
                           Certificates"), are referred herein as the "Senior
                           Certificates."

Subordinate Certificates:  Together, the Class M1, Class M2, Class M3, Class M4,
                           Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, are referred herein as the "Subordinate Certificates."

Offered Certificates:      Together, the Class 1-A-2, Group 3 Senior
                           Certificates and the Class M1, Class M2, Class M3,
                           Class M4, Class M5, Class M6, Class M7, Class M8 and
                           Class M9 Certificates, are referred herein as the "Offered Certificates."

------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

Certificates:               Together the Senior Certificates and the Subordinate
                            Certificates, are referred herein as the "Certificates."

Prepayment Period:          The period from and including the 16th day of the
                            month preceding the month in which such Distribution
                            Date occurs to and including the 15th day of the month in which that Distribution Date occurs (the prepayment period for the first Distribution Date will be November 2, 2004 through and including
                            December 15, 2004).

Servicing Fee:              The servicing fee is equal to a per annum rate of
                            0.50% of the loan principal balance payable monthly.

Master Servicing Fee:       The master servicing fee is equal to a per annum
                            rate of 0.01% of the loan principal balance payable monthly.

Clearing/Registration:      Book-entry through DTC, Euroclear, and Clearstream.

Denomination:               $25,000 minimum and increments $1 in excess thereof
                            for the Senior Certificates and the Subordinate
                            Certificates (other than the Class M10
                            Certificates).

                            $100,000 minimum and increments $1 in excess thereof for the Class M10 Certificates.

SMMEA Eligibility:          The Senior Certificates and the Class M1, Class M2
                            and Class M3 are expected to be SMMEA eligible.

ERISA Eligibility:          The Senior Certificates and the Subordinate
                            Certificates (other than the Class M10 Certificates) are expected to be ERISA eligible.

Tax Status:                 It is anticipated that the Senior Certificates and
                            the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Pricing Prepayment Speed:   Fixed Rate Mortgage Loans: 115% PPC; 100% of the
                            Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4% CPR for the first month and increasing 1.45% (16%/11) CPR for each of the next 11 months to 20% CPR for month 12 and thereafter.

                            Adjustable Rate Mortgage Loans: 4% CPR for the first month and increasing approximately 1.35% (31%/23) CPR for each of the next 23 months to 35% CPR in month 24 and thereafter.

Mortgage Loans:             As of the Cut-off Date the aggregate principal
                            balance of the mortgage loans was approximately
                            $792,843,489 (the "Mortgage Loans") of which (i) approximately $283,100,055 were conforming balance mortgage loans allocated to Group 1 (the "Group 1
                            Mortgage Loans") (ii) approximately $279,605,108 were conforming balance mortgage loans allocated to Group 2 (the "Group 2 Mortgage Loans") and (iii) approximately $230,138,326 were either conforming or non-conforming balance mortgage loans (the "Group 3
                            Mortgage Loans").

-----------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

PRINCIPAL PAYMENT PRIORITY

GROUP ONE:

ON EACH DISTRIBUTION DATE, WHENEVER A GROUP ONE SEQUENTIAL TRIGGER EVENT IS IN
EFFECT:

      IA.   Group One Principal Distribution

            (i) First, all principal from the Group 1 Mortgage Loans will be distributed sequentially to the Class 1-A-1 and to the Class 1-A-2 Certificates, in that order, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates, according to their respective Principal Payment Priority.

ON EACH DISTRIBUTION DATE PRIOR TO THE STEPDOWN DATE, WHENEVER A GROUP ONE SEQUENTIAL TRIGGER EVENT IS NOT IN EFFECT:

      IB.   Group One Principal Distribution

            (i) First, all principal from the Group 1 Mortgage Loans will be distributed to the Class 1-A-1 and to the Class 1-A-2 Certificates, pro rata, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates, according to their respective Principal Payment Priority.

GROUP TWO:

ON EACH DISTRIBUTION DATE, (A) PRIOR TO THE STEPDOWN DATE, OR (B) WHENEVER A TRIGGER EVENT IS IN EFFECT:

      II.   Group Two Principal Distribution

            (i) All principal from the Group 2 Mortgage Loans will be distributed to the Class 2-A Certificates until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the holders of the Group 1 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date,

----------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

            pro-rata to the holders of the Group 1 Senior Certificates and the Group 3 Senior Certificates, according to the respective Principal Payment Priority, for the Group 1 Senior Certificates (a) Principal Payment Priority IA if a Group One Sequential Trigger Event is in effect or (b) Principal Payment Priority IB if a Group One Sequential Trigger Event is not in effect, and for the Group 3 Senior Certificates Principal Payment Priority III.(i).

GROUP THREE:

ON EACH DISTRIBUTION DATE, (A) PRIOR TO THE STEPDOWN DATE, OR (B) WHENEVER A TRIGGER EVENT IS IN EFFECT:

      III.  Group Three Principal Distribution

            (i) All principal from the Group 3 Mortgage Loans will be distributed to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, sequentially in that order, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the holders of the Group 1 Senior Certificates and the Group 2 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 1 Senior Certificates and the Group 2 Senior Certificates, according to the respective Principal Payment Priority, for the Group 1 Senior Certificates (a) Principal Payment Priority IA if a Group One Sequential Trigger Event is in effect or
            (b) Principal Payment Priority IB if a Group One Sequential Trigger Event is not in effect, and for the Group 2 Senior Certificates Principal Payment Priority II.(i).

When the principal balance of the Senior Certificates has been reduced to zero, principal will be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, in each case until its certificate principal balance is reduced to zero.

The "Stepdown Date" is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) meets or exceeds the Targeted Senior Enhancement Percentage, or (ii) the 37th Distribution Date.

ON EACH DISTRIBUTION DATE, ON OR AFTER THE STEPDOWN DATE AND AS LONG AS A TRIGGER EVENT IS NOT IN EFFECT:

      IV.   Group One Principal Distribution

      (i) First, all principal from the Group 1 Mortgage Loans will be distributed pro-rata to the Class 1-A-1 and Class 1-A-2 Certificates until the Target Senior Enhancement Percentage has been reached.

      (ii) Second, after taking into account the amount distributed to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of

----------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

      the Group 2 Senior Certificates and the Group 3 Senior Certificates, distributions within each group will be distributed according to Principal Payment Rule V(i) and VI(i), respectively; and

      (iii) Once the Targeted Senior Enhancement Percentage has been reached with respect to all Senior Certificates, all principal will then be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective original credit enhancement percentage for that class, as a product of the current aggregate loan balance, subject to a floor equal to 0.50% of the Cut-off Date balance of the Mortgage Loans.

      V. Group Two Principal Distribution

      (i) First, all principal from the Group 2 Mortgage Loans will be paid to the Class 2-A Certificates, until the Targeted Senior Enhancement Percentage has been reached; and

      (ii) Second, after taking into account the amount distributed to the holders of the Group 1 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 1 Senior Certificates and the Group 3 Senior Certificates, distributions within each group will be distributed according to Principal Payment Rule IV(i) and VI(i), respectively; and

      (iii) Third, once the Targeted Senior Enhancement Percentage has been reached with respect to all Senior Certificates, all principal will then be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective original credit enhancement percentage for that class, as a product of the current aggregate loan balance, subject to a floor equal to 0.50% of the Cut-off Date balance of the Mortgage Loans.

      VI. Group Three Principal Distribution

      (i) First, all principal from the Group 3 Mortgage Loans will be distributed sequentially to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, in that order, until the Targeted Senior Enhancement Percentage has been reached; and

      (ii) Second, after taking into account the amount distributed to the holders of the Group 1 Senior Certificates and the Group 2 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 1 Senior Certificates and the Group 2 Senior Certificates, distributions within each group will be distributed according to Principal Payment Rule IV(i) and V(i), respectively, until the Targeted Senior Enhancement Percentage has been reached; and

      (iii) Third, once the Targeted Senior Enhancement Percentage has been reached with respect to all Senior Certificates, all principal will then be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective original credit enhancement percentage for that class, as a product of the current aggregate loan balance, subject to a floor equal to 0.50% of the Cut-off Date balance of the Mortgage Loans.

--------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

INTEREST PAYMENT PRIORITY

The Interest Rates for each Class of Certificates will be equal to the lesser of
(i) 1 Month LIBOR plus its respective margin and (ii) its respective Net WAC Cap (as defined herein). Interest for the Certificates will be calculated on an actual/360 basis.

The "Accrual Period" for the Certificates, for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (in the case of the first Accrual Period beginning on the Settlement Date) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1) To pay the Servicing Fee, Master Servicing Fee, and certain costs, liabilities, and expenses of the Trustee, Master Servicer, or Securities Administrator to the extent provided in the Pooling & Servicing Agreement;

(2) To pay Current Interest and Carryforward Interest pro rata to the Group 1 Senior Certificates from interest in respect of the Group 1 Mortgage Loans;

(3) To pay Current Interest and Carryforward Interest pro rata to the Group 2 Senior Certificates from interest in respect of the Group 2 Mortgage Loans;

(4) To pay Current Interest and Carryforward Interest pro rata to the Group 3 Senior Certificates from interest in respect of the Group 3 Mortgage Loans;

(5) To pay Current Interest and Carryforward Interest to each class of Subordinate Certificates sequentially in alphanumeric order;

(6) To pay to the Trustee, Master Servicer, or Securities Administrator previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Pooling & Servicing Agreement;

(7) Any interest remaining after the application of (1) through (6) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the OC Target;

(8) To pay concurrently in proportion of their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Senior Certificate Interest Rate Cap Agreement(1);

---------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

(9) To pay Subordinate Certificates sequentially in alphanumeric order any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Subordinate Certificate Interest Rate Cap Agreement(2);

(10) To pay to the Subordinate Certificates sequentially in alphanumeric order any Deferred Amounts; and

(11) To pay any required remaining amounts to the holder of the Class C Certificate. (1)(2)

      (1) Any amounts received from the Senior Interest Rate Cap Agreement will be allocated in steps (8) and (11), in that order of priority.

      (2) Any amounts received from the Subordinate Interest Rate Cap Agreement will be allocated in steps (9) and (11), in that order of priority.

--------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

CARRYFORWARD INTEREST

"Carryforward Interest" for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

"Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

SENIOR CERTIFICATE INTEREST RATE CAP AGREEMENT

The Senior Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Senior Certificates to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans. The Senior Interest Rate Cap Agreement is not subordinated to losses. The twenty-two month Senior Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Senior Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Distribution Date, the interest rate cap provider will make payments equal to the product of (a) the Senior Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of (i) the lesser of 1 Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.

                          APPROX.   APPROX.
            NOTIONAL      STRIKE    CEILING
PERIOD     BALANCE ($)    RATE(%)   RATE(%)
------   --------------   -------   -------
   1     565,209,900.00    4.87      9.05
   2     562,241,847.38    6.22      8.90
   3     558,422,791.65    6.22      8.90
   4     553,754,489.05    6.92      8.82
   5     548,241,131.29    6.22      8.90
   6     541,889,961.72    6.44      8.87
   7     534,711,306.53    6.22      8.90
   8     526,718,588.72    6.44      8.87
   9     517,928,324.38    6.22      8.90
  10     508,360,100.66    6.22      8.90
  11     498,036,534.78    6.44      8.87
  12     486,983,214.12    6.22      8.90
  13     475,228,617.01    6.45      8.87
  14     462,939,906.86    6.23      8.90
  15     450,144,129.56    6.23      8.90
  16     436,870,436.10    6.94      8.82
  17     423,149,960.28    6.23      8.90
  18     409,015,682.55    6.46      8.87
  19     394,502,280.73    6.24      8.90
  20     379,645,968.36    6.46      8.87
  21     364,484,321.46    6.24      8.90
  22     349,056,094.77    6.25      8.89

---------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

SUBORDINATE CERTIFICATE INTEREST RATE CAP AGREEMENT

The Subordinate Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Subordinate Certificates to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans. The Subordinate Interest Rate Cap Agreement is not subordinated to losses. The twenty-two month Subordinate Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Subordinate Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Distribution Date, the interest rate cap provider will make payments equal to the product of (a) the Subordinate Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of (i) the lesser of 1 Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.

                          APPROX.   APPROX.
             NOTIONAL     STRIKE    CEILING
PERIOD      BALANCE($)    RATE(%)   RATE(%)
------   --------------   -------   -------
   1     140,856,300.00    3.99      8.17
   2     140,856,300.00    5.34      8.02
   3     140,856,300.00    5.34      8.02
   4     140,856,300.00    6.04      7.94
   5     140,856,300.00    5.34      8.02
   6     140,856,300.00    5.56      7.99
   7     140,856,300.00    5.34      8.02
   8     140,856,300.00    5.56      7.99
   9     140,856,300.00    5.34      8.02
  10     140,856,300.00    5.34      8.02
  11     140,856,300.00    5.56      7.99
  12     140,856,300.00    5.34      8.02
  13     140,856,300.00    5.57      7.99
  14     140,856,300.00    5.35      8.02
  15     140,856,300.00    5.35      8.02
  16     140,856,300.00    6.06      7.94
  17     140,856,300.00    5.35      8.02
  18     140,856,300.00    5.58      7.99
  19     140,856,300.00    5.36      8.02
  20     140,856,300.00    5.58      7.99
  21     140,856,300.00    5.36      8.02
  22     140,856,300.00    5.37      8.01

--------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

NET WAC CAP

The "Group 1 Senior Net WAC Cap" for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 1 Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate Group 1 Mortgage Loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period.

The "Group 2 Senior Net WAC Cap" for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 2 Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate Group 2 Mortgage Loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period.

The "Group 3 Senior Net WAC Cap" for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 3 Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate Group 3 Mortgage Loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period.

The "Mezzanine and Subordinate Class Net WAC Cap" for any Distribution Date will be the weighted average of the Group 1 Senior Net WAC Cap, the Group 2 Senior Net WAC Cap and the Group 3 Senior Net WAC Cap, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group has been reduced to zero, such weighting shall be on the basis of the principal balance of such Group.

The "Group Subordinate Amount" is the excess of the aggregate Mortgage Loan Balance of the related Mortgage Loans for the immediately preceding Distribution Date over the aggregate certificate principal balance of the related Senior Certificates, prior to the related Distribution Date.

The "Optimal Interest Remittance Amount" with respect to each Distribution Date, for each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related Collection Period divided by (y) 12, and (B) the aggregate Group Mortgage Loan balance for the immediately preceding Distribution Date.

The "Net Mortgage Rate" with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and the Master Servicing Fee Rate.

---------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

BASIS RISK SHORTFALL

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net WAC Cap, exceeds (b) the amount actually paid based on the applicable Net WAC Cap (such excess, a "Basis Risk Shortfall"), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable interest rate, before the Class C and Class R Certificates are entitled to any distributions. The "Unpaid Basis Risk Shortfall" for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable interest rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

LOSSES

Losses are allocated in the following order: excess spread, overcollateralization, and to the Class M10, Class M9, Class M8, Class M7, Class M6, Class M5, Class M4, Class M3, Class M2 and Class M1 Certificates in that order. The allocation of losses to a class will result in a write down of its principal amount and is referred to as an "Applied Loss Amount". The balance of the Senior Certificates will not be reduced by the allocation of Applied Loss Amounts.

DEFERRED AMOUNT

With respect to each Distribution Date, the "Deferred Amount" for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% OPTIONAL REDEMPTION

The transaction may be called by the majority holders of the Class C Certificates, on any Distribution Date, on which the aggregate Mortgage Loan balance as of the last day on the second preceding due period is reduced to less than 10% of the Cut-off Date balance of the Mortgage Loans (the "Optional Termination Date"). If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Senior Certificates will increase to 2x their initial margins and the margins on the Subordinate Certificates will increase to 1.5x their initial margin.

---------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

CREDIT ENHANCEMENT

SUBORDINATION

The Senior Certificates will have limited protection in the form of the subordination provided by the Subordinate Certificates. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution. Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate certificate principal balance exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until all the Subordinate Certificates have been reduced to zero.

OVERCOLLATERALIZATION

Excess interest will be used to pay down the certificates so the aggregate mortgage loan balance exceeds the aggregate certificate principal balance (the "Overcollateralization" or "OC"). Excess interest will be used to maintain the OC Target.

The "OC Target" with respect to any Distribution Date prior to the Stepdown Date is equal to 1.05% of the Cut-off Date collateral balance. On or after the Stepdown Date, the OC Target is equal to 2.10% of the current collateral balance, subject to a floor equal to 0.50% of the Cut-off Date collateral balance. If a Trigger Event has occurred on the related Distribution Date, the OC Target will be the same as the OC Target on the preceding Distribution Date.

----------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

TRIGGER EVENT

A "Trigger Event" will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [41.20%] of the Senior Enhancement Percentage for that Distribution Date or if Cumulative Realized Losses exceed certain levels set by the rating agencies, and are expected to be as follows:

       Distribution Date              Loss Percentage
------------------------------        ---------------
December 2007 to November 2008            [3.00%]

December 2008 to November 2009            [4.75%]

December 2009 to November 2010            [6.00%]

December 2010 and thereafter              [6.75%]


A "Group One Sequential Trigger Event" is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate balance of the mortgage loans as of the Cut-off Date exceeds [3.00%], or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The "Delinquency Rate" for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such month.

"Cumulative Realized Losses" with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by
(y) the Cut-off Date Pool Balance.

-----------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

The "Senior Enhancement Percentage" for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum the aggregate certificate principal amount of the Subordinate Certificates and the OC (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate mortgage loan balance, after giving effect to distributions on that Distribution Date.

The "Target Senior Enhancement Percentage" is equal to 2x the initial Senior Enhancement Percentage.

      INITIAL ENHANCEMENT *              ON OR AFTER STEPDOWN DATE**
------------------------------         --------------------------------
   CLASS            PERCENTAGE            CLASS              PERCENTAGE
------------------------------         --------------------------------
Senior                                 Senior
Certificates          20.79%           Certificates            41.58%
Class M1              15.95%           Class M1                31.90%
Class M2              12.75%           Class M2                25.50%
Class M3              10.80%           Class M3                21.60%
Class M4               9.10%           Class M4                18.20%
Class M5               7.35%           Class M5                14.70%
Class M6               5.90%           Class M6                11.80%
Class M7               4.55%           Class M7                 9.10%
Class M8               3.55%           Class M8                 7.10%
Class M9               2.55%           Class M9                 5.10%
Class M10              1.05%           Class M10                2.10%

*Approximate

**Targeted

---------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

AVAILABLE FUNDS CAP(1)(2)(3)

PERIOD      RATE (%)     PERIOD     RATE (%)
------      --------     ------     --------
   1          5.24         31         8.40
   2          6.59         32         8.68
   3          6.59         33         8.41
   4          7.29         34         8.44
   5          6.59         35         8.77
   6          6.81         36         8.49
   7          6.59         37         8.78
   8          6.81         38         8.45
   9          6.59         39         8.45
  10          6.59         40         9.03
  11          6.81         41         8.44
  12          6.59         42         8.72
  13          6.82         43         8.44
  14          6.60         44         8.72
  15          6.60         45         8.43
  16          7.31         46         8.43
  17          6.60         47         8.70
  18          6.83         48         8.42
  19          6.61         49         8.70
  20          6.83         50         8.41
  21          6.61         51         8.41
  22          6.62         52         9.30
  23          8.66         53         8.40
  24          8.38         54         8.68
  25          8.66         55         8.40
  26          8.39         56         8.69
  27          8.39         57         8.41
  28          9.29         58         8.41
  29          8.39         59         8.74
  30          8.68         60         8.46

(1) Assumes spot LIBOR at the Pricing Prepayment Speed.

(2) Assumes a closing date and settlement date of November 16, 2004.

(3) Assumes a distribution date on the 25th of each month.

--------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

AVAILABLE FUNDS CAP(1)(2)(3)

PERIOD      RATE (%)     PERIOD     RATE (%)
------      --------     ------     --------
   1          5.24         31         10.28
   2          6.59         32         10.63
   3          6.59         33         10.28
   4          7.29         34         10.32
   5          6.59         35         11.96
   6          6.81         36         11.58
   7          6.59         37         11.96
   8          6.81         38         11.52
   9          6.59         39         11.51
  10          6.59         40         12.31
  11          6.81         41         12.32
  12          6.59         42         12.72
  13          6.82         43         12.30
  14          6.60         44         12.70
  15          6.60         45         12.28
  16          7.31         46         12.28
  17          6.60         47         12.70
  18          6.83         48         12.28
  19          6.61         49         12.68
  20          6.83         50         12.26
  21          6.61         51         12.24
  22          6.62         52         13.55
  23          9.36         53         12.25
  24          9.06         54         12.65
  25          9.36         55         12.23
  26          9.06         56         12.64
  27          9.07         57         12.23
  28         10.04         58         12.22
  29         10.28         59         12.68
  30         10.62         60         12.27

(1) Assumes six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed.

(2) Assumes a closing date and settlement date of November 16, 2004.

(3) Assumes a distribution date on the 25th of each month.

--------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

SENIOR EFFECTIVE NET FUNDS CAP (1) (2) (3)

PERIOD      RATE (%)     PERIOD      RATE(%)
--------------------     ------      -------
   1          9.00         31         10.28
   2          9.00         32         10.63
   3          9.00         33         10.28
   4          9.00         34         10.32
   5          9.00         35         11.96
   6          9.00         36         11.58
   7          9.00         37         11.96
   8          9.00         38         11.52
   9          9.00         39         11.51
  10          9.00         40         12.31
  11          9.00         41         12.32
  12          9.00         42         12.72
  13          9.00         43         12.30
  14          9.00         44         12.70
  15          9.00         45         12.28
  16          9.00         46         12.28
  17          9.00         47         12.70
  18          9.00         48         12.28
  19          9.00         49         12.68
  20          9.00         50         12.26
  21          9.00         51         12.24
  22          9.00         52         13.55
  23          9.36         53         12.25
  24          9.06         54         12.65
  25          9.36         55         12.23
  26          9.06         56         12.64
  27          9.07         57         12.23
  28         10.04         58         12.22
  29         10.28         59         12.68
  30         10.62         60         12.27

(1) Assumes six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed. Includes payments from the Interest Rate Cap.

(2) Assumes a closing date and settlement date of November 16, 2004.

(3) Assumes a distribution date on the 25th of each month.

---------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

SUBORDINATE EFFECTIVE NET FUNDS CAP(1)(2)(3)

PERIOD      RATE (%)     PERIOD      RATE(%)
------      --------     ------      -------
   1          9.00         31         10.28
   2          9.00         32         10.63
   3          9.00         33         10.28
   4          9.00         34         10.32
   5          9.00         35         11.96
   6          9.00         36         11.58
   7          9.00         37         11.96
   8          9.00         38         11.52
   9          9.00         39         11.51
  10          9.00         40         12.31
  11          9.00         41         12.32
  12          9.00         42         12.72
  13          9.00         43         12.30
  14          9.00         44         12.70
  15          9.00         45         12.28
  16          9.00         46         12.28
  17          9.00         47         12.70
  18          9.00         48         12.28
  19          9.00         49         12.68
  20          9.00         50         12.26
  21          9.00         51         12.24
  22          9.00         52         13.55
  23          9.36         53         12.25
  24          9.06         54         12.65
  25          9.36         55         12.23
  26          9.06         56         12.64
  27          9.07         57         12.23
  28         10.04         58         12.22
  29         10.28         59         12.68
  30         10.62         60         12.27

(1) Assumes six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed. Includes payments from the Interest Rate Cap.

(2) Assumes a closing date and settlement date of November 16, 2004.

(3) Assumes a distribution date on the 25th of each month.

--------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                                    CONTACTS

SYNDICATE                   Kevin White                (212)526-9519
                            Dan Covello                (212)526-9519
                            Paul Tedeschi              (212)526-9519

MBS TRADING                 Matt Miller                (212)526-8315
                            Rishi Bansal               (212)526-8315
                            Alar Randmere              (212)526-8315
                            Sumit Chhabra              (212)526-8315

MBS BANKING                 Matthew Lewis              (212)526-7447
                            Andor Meszaros             (212)526-5150
                            Scott Stimpfel             (212)526-5689

MBS STUCTURING              Dennis Tsyba               (212)526-1102

---------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                        SENSITIVITY TABLES - TO 10% CALL

Prepayment Assumption(1) (2)        0%           50%          75%         100%         125%         150%
-----------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Class 1-A-2

Average Life (yrs)                   19.31         4.73         3.38         2.66         2.15         1.75
Modified Duration                    14.91         4.33         3.19         2.54         2.08         1.70
First Principal Payment         12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Last Principal Payment           9/25/2033    8/25/2017    8/25/2013    6/25/2011    2/25/2010    3/25/2009
Principal Window (mos)                 346          153          105           79           63           52
Illustrative Yield                    2.48         2.48         2.48         2.48         2.48         2.48

Class 3-A-1

Average Life (yrs)                   10.03         1.46         1.17         1.00         0.88         0.80
Modified Duration                     8.81         1.44         1.16         0.99         0.87         0.79
First Principal Payment         12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Last Principal Payment           3/25/2021    3/25/2007    9/25/2006    6/25/2006    4/25/2006    2/25/2006
Principal Window (mos)                 196           28           22           19           17           15
Illustrative Yield                    2.25         2.25         2.25         2.25         2.25         2.25

Class 3-A-2

Average Life (yrs)                   22.93         5.36         3.82         3.00         2.41         2.00
Modified Duration                    17.53         4.97         3.63         2.88         2.33         1.95
First Principal Payment          3/25/2021    3/25/2007    9/25/2006    6/25/2006    4/25/2006    2/25/2006
Last Principal Payment           9/25/2033    6/25/2017    6/25/2013    5/25/2011    1/25/2010    9/25/2007
Principal Window (mos)                 151          124           82           60           46           20
Illustrative Yield                    2.42         2.42         2.42         2.42         2.42         2.42

Class 3-A-3

Average Life (yrs)                   28.86        12.77         8.77         6.61         5.27         3.59
Modified Duration                    20.29        10.88         7.85         6.08         4.94         3.43
First Principal Payment          9/25/2033    6/25/2017    6/25/2013    5/25/2011    1/25/2010    9/25/2007
Last Principal Payment           9/25/2033    8/25/2017    8/25/2013    6/25/2011    2/25/2010    3/25/2009
Principal Window (mos)                   1            3            3            2            2           19
Illustrative Yield                    2.60         2.60         2.60         2.60         2.60         2.60

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE CERTIFICATE ASSUMPTION AS DEFINED ON PAGE 4.

(2)   ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

-----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                        SENSITIVITY TABLES - TP MATURITY

Prepayment Assumption(1) (2)        0%           50%          75%         100%         125%         150%
-----------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Class 1-A-2

Average Life (yrs)                   19.34         5.04         3.62         2.83         2.28         1.84
Modified Duration                    14.93         4.55         3.37         2.68         2.19         1.78
First Principal Payment         12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Last Principal Payment           9/25/2034   12/25/2029    9/25/2023    2/25/2019    1/25/2016   12/25/2013
Principal Window (mos)                 358          301          226          171          134          109
Illustrative Yield                    2.48         2.50         2.50         2.50         2.50         2.50

Class 3-A-1

Average Life (yrs)                   10.03         1.46         1.17         1.00         0.88         0.80
Modified Duration                     8.81         1.44         1.16         0.99         0.87         0.79
First Principal Payment         12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004   12/25/2004
Last Principal Payment           3/25/2021    3/25/2007    9/25/2006    6/25/2006    4/25/2006    2/25/2006
Principal Window (mos)                 196           28           22           19           17           15
Illustrative Yield                    2.25         2.25         2.25         2.25         2.25         2.25

Class 3-A-2

Average Life (yrs)                   22.93         5.36         3.82         3.00         2.41         2.00
Modified Duration                    17.53         4.97         3.63         2.88         2.33         1.95
First Principal Payment          3/25/2021    3/25/2007    9/25/2006    6/25/2006    4/25/2006    2/25/2006
Last Principal Payment           9/25/2033    6/25/2017    6/25/2013    5/25/2011    1/25/2010    9/25/2007
Principal Window (mos)                 151          124           82           60           46           20
Illustrative Yield                    2.42         2.42         2.42         2.42         2.42         2.42

Class 3-A-3

Average Life (yrs)                   29.36        16.78        11.70         8.77         6.92         4.62
Modified Duration                    20.53        13.51        10.03         7.81         6.31         4.32
First Principal Payment          9/25/2033    6/25/2017    6/25/2013    5/25/2011    1/25/2010    9/25/2007
Last Principal Payment           9/25/2034    8/25/2029    4/25/2023   11/25/2018   10/25/2015    8/25/2013
Principal Window (mos)                  13          147          119           91           70           72
Illustrative Yield                    2.61         2.70         2.71         2.72         2.71         2.71

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE CERTIFICATE ASSUMPTION AS DEFINED ON PAGE 4.

(2)   ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                        SENSITIVITY TABLES - TO 10% CALL

Prepayment Assumption(1) (2)        0%           50%          75%         100%         125%         150%
-----------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Class M1

Average Life (yrs)                   26.63         8.63         5.98         4.68         4.24         4.34
Modified Duration                    18.83         7.59         5.47         4.38         4.01         4.09
First Principal Payment          9/25/2027    5/25/2009    2/25/2008    2/25/2008    6/25/2008   12/25/2008
Last Principal Payment           9/25/2033    8/25/2017    8/25/2013    6/25/2011    2/25/2010    3/25/2009
Principal Window (mos)                  73          100           67           41           21            4
Illustrative Yield                    2.76         2.76         2.76         2.76         2.76         2.76

Class M2

Average Life (yrs)                   26.63         8.63         5.98         4.66         4.10         4.04
Modified Duration                    18.72         7.57         5.46         4.35         3.87         3.82
First Principal Payment          9/25/2027    5/25/2009    2/25/2008    2/25/2008    4/25/2008    8/25/2008
Last Principal Payment           9/25/2033    8/25/2017    8/25/2013    6/25/2011    2/25/2010    3/25/2009
Principal Window (mos)                  73          100           67           41           23            8
Illustrative Yield                    2.81         2.81         2.81         2.81         2.81         2.81

Class M3

Average Life (yrs)                   26.63         8.63         5.98         4.64         4.04         3.85
Modified Duration                    18.60         7.55         5.45         4.33         3.81         3.64
First Principal Payment          9/25/2027    5/25/2009    2/25/2008    1/25/2008    3/25/2008    6/25/2008
Last Principal Payment           9/25/2033    8/25/2017    8/25/2013    6/25/2011    2/25/2010    3/25/2009
Principal Window (mos)                  73          100           67           42           24           10
Illustrative Yield                    2.86         2.86         2.86         2.86         2.86         2.86

Class M4

Average Life (yrs)                   26.63         8.63         5.98         4.64         4.01         3.76
Modified Duration                    17.72         7.41         5.37         4.28         3.74         3.53
First Principal Payment          9/25/2027    5/25/2009    2/25/2008    1/25/2008    2/25/2008    4/25/2008
Last Principal Payment           9/25/2033    8/25/2017    8/25/2013    6/25/2011    2/25/2010    3/25/2009
Principal Window (mos)                  73          100           67           42           25           12
Illustrative Yield                    3.26         3.26         3.26         3.26         3.26         3.26

Class M5

Average Life (yrs)                   26.63         8.63         5.98         4.64         3.97         3.68
Modified Duration                    17.51         7.37         5.35         4.26         3.70         3.45
First Principal Payment          9/25/2027    5/25/2009    2/25/2008    1/25/2008    2/25/2008    3/25/2008
Last Principal Payment           9/25/2033    8/25/2017    8/25/2013    6/25/2011    2/25/2010    3/25/2009
Principal Window (mos)                  73          100           67           42           25           13
Illustrative Yield                    3.36         3.36         3.36         3.36         3.36         3.36

Class M6

Average Life (yrs)                   26.63         8.63         5.98         4.63         3.95         3.62
Modified Duration                    17.20         7.31         5.33         4.23         3.67         3.39
First Principal Payment          9/25/2027    5/25/2009    2/25/2008   12/25/2007    1/25/2008    2/25/2008
Last Principal Payment           9/25/2033    8/25/2017    8/25/2013    6/25/2011    2/25/2010    3/25/2009
Principal Window (mos)                  73          100           67           43           26           14
Illustrative Yield                    3.52         3.52         3.52         3.52         3.52         3.52

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE CERTIFICATE ASSUMPTION AS DEFINED ON PAGE 4.

(2)   ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                        SENSITIVITY TABLES - TO 10% CALL

Prepayment Assumption (1) (2)       0%           50%          75%         100%         125%         150%
-----------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Class M7

Average Life (yrs)                   26.63         8.63         5.98         4.62         3.93         3.59
Modified Duration                    16.41         7.17         5.25         4.18         3.62         3.33
First Principal Payment          9/25/2027    5/25/2009    2/25/2008   12/25/2007    1/25/2008    2/25/2008
Last Principal Payment           9/25/2033    8/25/2017    8/25/2013    6/25/2011    2/25/2010    3/25/2009
Principal Window (mos)                  73          100           67           43           26           14
Illustrative Yield                    3.92         3.92         3.92         3.92         3.92         3.92

Class M8

Average Life (yrs)                   26.63         8.63         5.98         4.62         3.93         3.54
Modified Duration                    15.14         6.78         4.98         3.98         3.46         3.16
First Principal Payment          9/25/2027    5/25/2009    2/25/2008   12/25/2007   12/25/2007    1/25/2008
Last Principal Payment           9/25/2033    8/25/2017    8/25/2013    6/25/2011    2/25/2010    3/25/2009
Principal Window (mos)                  73          100           67           43           27           15
Illustrative Yield                    5.12         6.49         7.38         8.23         8.87         9.34

Class M9

Average Life (yrs)                   26.63         8.63         5.98         4.62         3.90         3.54
Modified Duration                    12.32         6.20         4.66         3.78         3.28         3.03
First Principal Payment          9/25/2027    5/25/2009    2/25/2008   12/25/2007   12/25/2007    1/25/2008
Last Principal Payment           9/25/2033    8/25/2017    8/25/2013    6/25/2011    2/25/2010    3/25/2009
Principal Window (mos)                  73          100           67           43           27           15
Illustrative Yield                    7.05         8.47         9.41        10.30        11.02        11.48

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE CERTIFICATE ASSUMPTION AS DEFINED ON PAGE 4.

(2)   ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

---------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                        SENSITIVITY TABLES - TO MATURITY

Prepayment Assumption (1) (2)       0%           50%          75%         100%         125%         150%
-----------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Class M1

Average Life (yrs)                   26.72         9.42         6.55         5.11         4.57         4.87
Modified Duration                    18.88         8.12         5.90         4.72         4.27         4.55
First Principal Payment          9/25/2027    5/25/2009    2/25/2008    2/25/2008    6/25/2008   12/25/2008
Last Principal Payment           8/25/2034    1/25/2027   10/25/2020   10/25/2016    3/25/2014    6/25/2012
Principal Window (mos)                  84          213          153          105           70           43
Illustrative Yield                    2.76         2.78         2.78         2.78         2.78         2.79

Class M2

Average Life (yrs)                   26.72         9.39         6.53         5.06         4.40         4.28
Modified Duration                    18.76         8.08         5.87         4.67         4.12         4.03
First Principal Payment          9/25/2027    5/25/2009    2/25/2008    2/25/2008    4/25/2008    8/25/2008
Last Principal Payment           7/25/2034    1/25/2026   11/25/2019    2/25/2016    9/25/2013    1/25/2012
Principal Window (mos)                  83          201          142           97           66           42
Illustrative Yield                    2.81         2.83         2.83         2.83         2.83         2.82

Class M3

Average Life (yrs)                   26.72         9.36         6.50         5.03         4.33         4.08
Modified Duration                    18.64         8.04         5.84         4.64         4.05         3.84
First Principal Payment          9/25/2027    5/25/2009    2/25/2008    1/25/2008    3/25/2008    6/25/2008
Last Principal Payment           7/25/2034    2/25/2025    2/25/2019    7/25/2015    3/25/2013    8/25/2011
Principal Window (mos)                  83          190          133           91           61           39
Illustrative Yield                    2.86         2.88         2.88         2.88         2.88         2.88

Class M4

Average Life (yrs)                   26.72         9.33         6.47         5.00         4.28         3.97
Modified Duration                    17.76         7.84         5.73         4.56         3.97         3.71
First Principal Payment          9/25/2027    5/25/2009    2/25/2008    1/25/2008    2/25/2008    4/25/2008
Last Principal Payment           6/25/2034    5/25/2024    7/25/2018    2/25/2015   11/25/2012    5/25/2011
Principal Window (mos)                  82          181          126           86           58           38
Illustrative Yield                    3.26         3.29         3.30         3.30         3.29         3.29

Class M5

Average Life (yrs)                   26.71         9.28         6.44         4.98         4.22         3.88
Modified Duration                    17.54         7.77         5.68         4.53         3.91         3.62
First Principal Payment          9/25/2027    5/25/2009    2/25/2008    1/25/2008    2/25/2008    3/25/2008
Last Principal Payment           6/25/2034    9/25/2023   12/25/2017    8/25/2014    7/25/2012    2/25/2011
Principal Window (mos)                  82          173          119           80           54           36
Illustrative Yield                    3.36         3.40         3.40         3.40         3.40         3.39

Class M6

Average Life (yrs)                   26.71         9.21         6.39         4.93         4.18         3.80
Modified Duration                    17.23         7.67         5.62         4.46         3.85         3.54
First Principal Payment          9/25/2027    5/25/2009    2/25/2008   12/25/2007    1/25/2008    2/25/2008
Last Principal Payment           5/25/2034    9/25/2022    3/25/2017    2/25/2014    2/25/2012   10/25/2010
Principal Window (mos)                  81          161          110           75           50           33
Illustrative Yield                    3.52         3.55         3.55         3.55         3.55         3.55

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE CERTIFICATE ASSUMPTION AS DEFINED ON PAGE 4.

(2)   ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                        SENSITIVITY TABLES - TO MATURITY

Prepayment Assumption (1) (2)       0%           50%          75%         100%         125%         150%
-----------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Class M7

Average Life (yrs)                   26.70         9.12         6.32         4.87         4.12         3.73
Modified Duration                    16.44         7.46         5.48         4.37         3.77         3.45
First Principal Payment          9/25/2027    5/25/2009    2/25/2008   12/25/2007    1/25/2008    2/25/2008
Last Principal Payment           4/25/2034    9/25/2021    6/25/2016    7/25/2013    9/25/2011    6/25/2010
Principal Window (mos)                  80          149          101           68           45           29
Illustrative Yield                    3.92         3.96         3.96         3.96         3.96         3.95

Class M8

Average Life (yrs)                   26.68         8.99         6.22         4.80         4.06         3.65
Modified Duration                    15.15         6.94         5.12         4.09         3.55         3.24
First Principal Payment          9/25/2027    5/25/2009    2/25/2008   12/25/2007   12/25/2007    1/25/2008
Last Principal Payment           2/25/2034    6/25/2020    8/25/2015   11/25/2012    3/25/2011    1/25/2010
Principal Window (mos)                  78          134           91           60           40           25
Illustrative Yield                    5.12         6.45         7.31         8.14         8.77         9.24

Class M9

Average Life (yrs)                   26.65         8.78         6.08         4.70         3.96         3.58
Modified Duration                    12.33         6.26         4.71         3.82         3.31         3.06
First Principal Payment          9/25/2027    5/25/2009    2/25/2008   12/25/2007   12/25/2007    1/25/2008
Last Principal Payment          12/25/2033    4/25/2019   10/25/2014    4/25/2012    9/25/2010    9/25/2009
Principal Window (mos)                  76          120           81           53           34           21
Illustrative Yield                    7.05         8.46         9.39        10.27        10.98        11.44

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE CERTIFICATE ASSUMPTION AS DEFINED ON PAGE 4.

(2)   ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

SPOT AVAILABLE EXCESS SPREAD (1) (2) (3)

          EXCESS              EXCESS
          SPREAD              SPREAD
PERIOD      (%)     PERIOD      (%)
------    ------    ------    ------
   1       3.36       31       5.64

   2       4.05       32       5.72

   3       4.05       33       5.61

   4       4.31       34       5.62

   5       4.05       35       5.74

   6       4.13       36       5.63

   7       4.04       37       5.71

   8       4.12       38       5.65

   9       4.03       39       5.66

  10       4.03       40       5.85

  11       4.11       41       5.67

  12       4.02       42       5.76

  13       4.11       43       5.66

  14       4.01       44       5.75

  15       4.01       45       5.65

  16       4.27       46       5.65

  17       4.00       47       5.74

  18       4.08       48       5.64

  19       3.98       49       5.73

  20       4.06       50       5.63

  21       3.97       51       5.63

  22       3.96       52       5.90

  23       5.83       53       5.62

  24       5.73       54       5.71

  25       5.81       55       5.62

  26       5.71       56       5.71

  27       5.69       57       5.62

  28       5.95       58       5.62

  29       5.67       59       5.75

  30       5.75       60       5.66

(1) ASSUMES 1 MONTH LIBOR AND 6 MONTH ARE EQUAL TO THEIR RESPECTIVE FORWARD CURVES (AS OF NOVEMBER 12, 2004).

(2)   ASSUMES 100% OF THE PREPAYMENT ASSUMPTION, AS DEFINED ON PAGE 4.

(3)   ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

FORWARD AVAILABLE EXCESS SPREAD (1) (2) (3)

          EXCESS              EXCESS
          SPREAD              SPREAD
PERIOD      (%)     PERIOD      (%)
------    ------    ------    ------
   1       2.99       31       4.92

   2       3.71       32       5.10

   3       3.55       33       4.91

   4       3.69       34       4.66

   5       3.26       35       5.28

   6       3.42       36       5.03

   7       2.99       37       4.89

   8       3.13       38       5.02

   9       3.05       39       4.90

  10       2.76       40       5.11

  11       3.07       41       5.00

  12       2.85       42       5.22

  13       2.81       43       4.75

  14       2.58       44       5.21

  15       2.74       45       4.90

  16       2.89       46       4.74

  17       2.49       47       5.11

  18       2.65       48       4.98

  19       2.34       49       4.98

  20       2.50       50       4.85

  21       2.32       51       4.83

  22       2.17       52       5.22

  23       4.82       53       4.72

  24       4.70       54       5.21

  25       4.56       55       4.73

  26       4.65       56       4.84

  27       4.51       57       4.91

  28       4.81       58       4.62

  29       5.08       59       4.90

  30       5.26       60       5.04

(1) ASSUMES 1 MONTH LIBOR AND 6 MONTH ARE EQUAL TO THEIR RESPECTIVE FORWARD CURVES (AS OF NOVEMBER 12, 2004).

(2)   ASSUMES 100% OF THE PREPAYMENT ASSUMPTION, AS DEFINED ON PAGE 4.

(3)   ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

BREAKEVEN CDR TABLE*

      * The table below indicates the Constant Default Rate ("CDR"), the related cumulative loss on the Mortgage Loans and the weighted average life that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at the 1-month and 6-month Forward LIBOR curve. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 0-month lag from default to loss, (4) timely advances of delinquent principal and interest, and (5) a Trigger Event is in effect.

                        CUMULATIVE
CLASS     CDR BREAK        LOSS
-----     ---------     ----------
1-A-2        35.7         26.1%

3-A-1        99.0         39.2%

3-A-2        44.9         29.3%

3-A-3        35.7         26.1%

M1           27.2         22.3%

M2           22.6         19.8%

M3           20.0         18.2%

M4           17.8         16.8%

M5           15.8         15.4%

M6           14.2         14.2%

M7           12.7         13.1%

M8           11.6         12.2%

M9           10.5         11.2%

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                      COLLATERAL SUMMARY (AGGREGATE GROUP)

TOTAL NUMBER OF LOANS                         3,706
TOTAL OUTSTANDING LOAN BALANCE          792,843,489
AVERAGE LOAN BALANCE                        213,935
FIXED RATE                                    12.51%
ADJUSTABLE RATE                               87.49%
WEIGHTED AVERAGE COUPON                        7.25%
WEIGHTED AVERAGE MARGIN                        6.95%
WEIGHTED AVERAGE INITIAL PERIODIC CAP          3.00%
WEIGHTED AVERAGE PERIODIC CAP                  1.50%
WEIGHTED AVERAGE MAXIMUM RATE                 14.23%
WEIGHTED AVERAGE FLOOR                         7.23%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)            359
WEIGHTED AVERAGE REMAINING TERM (MO.)           357
WEIGHTED AVERAGE LTV                          80.51%
WEIGHTED AVERAGE FICO                           609


PRODUCT TYPE
   2/28 6 Month Libor                         73.46%
   2/28 6 Month Libor IO                       9.37%
   3/27 6 Month Libor                          1.91%
   3/27 6 Month Libor IO                       0.99%
   5/25 6 Month Libor                          1.76%
   Fixed Rate                                 12.51%

PREPAYMENT PENALTY (YEARS)
    None                                      15.21%
    0.001 - 1.000                             16.90%
    1.001 - 2.000                             56.92%
    2.001 - 2.500                              0.07%
    2.501 - 3.000                             10.90%

GEOGRAPHIC DISTRIBUTION
(Other States account individually for
less than 5.00% Of the Cut-Off Date
aggregate principal balance)
     California                               29.33%
     New York                                 12.28%
     New Jersey                                9.10%
     Illinois                                  8.26%
         Florida                               6.67%

OCCUPANCY STATUS
     Primary Home                             92.91%
       Non-Owner                               5.99%
       Second Home                             1.09%

LOAN PURPOSE
 Purchase                                     44.02%
    Cash Out Refinance                        38.85%
    Debt Consolidation                        13.55%
 Home Improvement                              1.97%
 Rate/Term Refinance                           1.61%

LIEN POSITION
     First Lien                              100.00%

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                  COLLATERAL CHARACTERISTICS (AGGREGATE GROUP)

          Collateral characteristics are listed below as of 11/1/2004.

                          ORIGINAL PRINCIPAL BALANCES

                                      TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
ORIGINAL BALANCE ($)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
-------------------------------------------------------------------------------
1 - 50,000                     9             448,724.44              0.06%
50,001 - 75,000              147           9,436,219.17              1.19
75,001 - 100,000             333          29,543,638.06              3.73
100,001 - 125,000            436          49,068,540.41              6.19
125,001 - 150,000            398          54,799,255.87              6.91
150,001 - 175,000            397          64,291,803.22              8.11
175,001 - 200,000            334          62,824,417.67              7.92
200,001 - 225,000            276          58,819,588.16              7.42
225,001 - 250,000            211          50,315,186.97              6.35
250,001 - 275,000            215          56,321,560.53              7.10
275,001 - 300,000            167          47,862,760.65              6.04
300,001 - 350,000            288          93,180,912.24             11.75
350,001 - 400,000            198          73,628,574.99              9.29
400,001 - 450,000            140          59,301,815.06              7.48
450,001 - 500,000            105          50,649,240.43              6.39
500,001 - 600,000             32          17,811,936.97              2.25
600,001 - 700,000              8           5,377,956.19              0.68
700,001 - 800,000             10           7,499,600.71              0.95
800,001 - 900,000              2           1,661,756.81              0.21
-------------------------------------------------------------------------------
TOTAL:                     3,706         792,843,488.55            100.00%
-------------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                  COLLATERAL CHARACTERISTICS (AGGREGATE GROUP)

          Collateral characteristics are listed below as of 11/1/2004.

                           CURRENT PRINCIPAL BALANCES

                                      TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
CURRENT BALANCE ($)    NO. OF LOANS             ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
1 - 50,000                    11             548,686.26              0.07%
50,001 - 75,000              146           9,411,248.05              1.19
75,001 - 100,000             332          29,468,647.36              3.72
100,001 - 125,000            439          49,443,400.55              6.24
125,001 - 150,000            397          54,724,063.86              6.90
150,001 - 175,000            396          64,166,305.58              8.09
175,001 - 200,000            333          62,650,247.18              7.90
200,001 - 225,000            278          59,269,313.94              7.48
225,001 - 250,000            209          49,865,461.19              6.29
250,001 - 275,000            218          57,145,575.92              7.21
275,001 - 300,000            166          47,637,479.67              6.01
300,001 - 350,000            288          93,281,626.54             11.77
350,001 - 400,000            197          73,329,100.90              9.25
400,001 - 450,000            139          58,901,840.44              7.43
450,001 - 500,000            105          50,649,240.43              6.39
500,001 - 600,000             32          17,811,936.97              2.25
600,001 - 700,000              8           5,377,956.19              0.68
700,001 - 800,000             10           7,499,600.71              0.95
800,001 - 900,000              2           1,661,756.81              0.21
-------------------------------------------------------------------------------
TOTAL:                     3,706         792,843,488.55            100.00%
-------------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                       ORIGINAL TERMS TO STATED MATURITY

                                        TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
ORIGINAL TERM (MONTHS)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------
1 - 180                         21            3,090,274.14             0.39%
181 - 240                        7            1,155,310.47             0.15
241 - 300                        1              224,072.38             0.03
301 - 360                    3,677          788,373,831.56            99.44
---------------------------------------------------------------------------------
TOTAL:                       3,706          792,843,488.55          100.00%
---------------------------------------------------------------------------------

                       REMAINING TERMS TO STATED MATURITY

                                         TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
REMAINING TERM (MONTHS)   NO. OF LOANS            ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------
1 - 180                          21            3,090,274.14             0.39%
181 - 240                         7            1,155,310.47             0.15
241 - 300                         1              224,072.38             0.03
301 - 360                     3,677          788,373,831.56            99.44
----------------------------------------------------------------------------------
TOTAL:                        3,706          792,843,488.55           100.00%
----------------------------------------------------------------------------------

                                 PROPERTY TYPE

                                         TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
    PROPERTY TYPE         NO. OF LOANS           ($)             PRINCIPAL BALANCE
----------------------------------------------------------------------------------
Single Family                 3,056          640,990,159.73            80.85%
Two to Four Family              426          110,261,116.77            13.91
Condominium                     224           41,592,212.05             5.25
TOTAL:                        3,706          792,843,488.55           100.00%
----------------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  LOAN PURPOSE

                                       TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
   LOAN PURPOSE        NO. OF LOANS             ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------
Purchase                   1,682           349,025,595.21             44.02%
Cash Out Refinance         1,430           308,028,630.17             38.85
Debt Consolidation           475           107,430,289.72             13.55
Home Improvement              67            15,615,699.44              1.97
Rate/Term Refinance           52            12,743,274.01              1.61
---------------------------------------------------------------------------------
TOTAL:                     3,706           792,843,488.55            100.00%
---------------------------------------------------------------------------------

                              LOAN-TO-VALUE RATIO

                                       TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
LOAN-TO-VALUE (%)      NO. OF LOANS             ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------
0.01 - 50.00                  65             9,301,833.70              1.17%
50.01 - 55.00                 51             9,642,738.05              1.22
55.01 - 60.00                 78            14,079,528.68              1.78
60.01 - 65.00                148            32,373,581.12              4.08
65.01 - 70.00                198            42,204,757.39              5.32
70.01 - 75.00                290            64,276,766.42              8.11
75.01 - 80.00              1,545           330,975,786.40             41.75
80.01 - 85.00                302            67,468,229.81              8.51
85.01 - 90.00                872           182,148,862.02             22.97
90.01 - 95.00                 53            15,703,881.31              1.98
95.01 - 100.00               104            24,667,523.65              3.11
---------------------------------------------------------------------------------
TOTAL:                     3,706           792,843,488.55            100.00%
---------------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                 STATE (TOP 30)

                                       TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
STATE (TOP 30)         NO. OF LOANS             ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------
California                   826           232,548,386.75             29.33%
New York                     342            97,339,919.30             12.28
New Jersey                   303            72,140,133.41              9.10
Illinois                     387            65,501,896.23              8.26
Florida                      331            52,859,906.10              6.67
Maryland                     171            35,702,163.61              4.50
Massachusetts                117            32,507,370.11              4.10
Virginia                     124            24,975,659.53              3.15
Georgia                      130            17,965,447.48              2.27
Nevada                        71            16,196,886.27              2.04
Connecticut                   69            12,926,897.61              1.63
Michigan                      80            12,059,440.72              1.52
Minnesota                     69            11,827,457.27              1.49
Arizona                       61            11,635,443.24              1.47
Colorado                      54            10,487,257.31              1.32
North Carolina                72             9,910,011.25              1.25
Washington                    50             9,824,457.58              1.24
Hawaii                        36             9,573,752.47              1.21
Pennsylvania                  62             8,800,551.68              1.11
Texas                         57             7,578,050.99              0.96
Oregon                        30             5,066,931.17              0.64
Ohio                          40             4,428,955.73              0.56
Wisconsin                     25             3,547,168.38              0.45
Utah                          23             3,352,948.79              0.42
New Hampshire                 13             2,719,231.01              0.34
Tennessee                     20             2,622,680.31              0.33
Missouri                      23             2,409,204.16              0.30
South Carolina                19             2,388,002.34              0.30
Delaware                      13             2,327,655.17              0.29
Indiana                       22             2,286,967.21              0.29
Other                         66             9,332,655.37              1.18
---------------------------------------------------------------------------------
TOTAL:                     3,706           792,843,488.55            100.00%
---------------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                               DOCUMENTATION TYPE

                                        TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
DOCUMENTATION TYPE      NO. OF LOANS             ($)             PRINCIPAL BALANCE
----------------------------------------------------------------------------------
Full Documentation          2,611           539,509,461.84             68.05%
Stated Documentation        1,017           233,158,850.67             29.41
Easy Documentation             78            20,175,176.04              2.54
----------------------------------------------------------------------------------
TOTAL:                      3,706           792,843,488.55            100.00%
----------------------------------------------------------------------------------

                                   FICO SCORE

                              TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
FICO SCORE    NO. OF LOANS              ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------
Under 500             7             1,386,467.81              0.17%
501 - 525           237            45,524,710.42              5.74
526 - 550           391            78,131,067.18              9.85
551 - 575           549           106,046,113.78             13.38
576 - 600           794           159,307,268.61             20.09
601 - 625           583           128,903,635.67             16.26
626 - 650           413            93,289,895.43             11.77
651 - 675           310            74,009,458.78              9.33
676 - 700           195            47,952,435.78              6.05
701 - 725            97            23,671,759.35              2.99
726 - 750            60            15,801,374.89              1.99
751 - 775            41            10,049,761.37              1.27
776 - 800            25             7,610,340.39              0.96
801 - 825             4             1,159,199.09              0.15
------------------------------------------------------------------------
TOTAL:            3,706           792,843,488.55            100.00%
------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                OCCUPANCY STATUS

                                  TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
OCCUPANCY TYPE    NO. OF LOANS             ($)             PRINCIPAL BALANCE
----------------------------------------------------------------------------
Primary Home          3,388           736,667,973.40              92.91%
Investment              278            47,511,067.78               5.99
Second Home              40             8,664,447.37               1.09
----------------------------------------------------------------------------
TOTAL:                3,706           792,843,488.55             100.00%
----------------------------------------------------------------------------

                                 MORTGAGE RATES

                                   TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
    RATE (%)       NO. OF LOANS             ($)             PRINCIPAL BALANCE
------------------------------------------------------------------------------
0.001 - 5.000              8             2,055,706.66              0.26%
5.001 - 6.000            324            89,565,010.06             11.30
6.001 - 7.000          1,184           285,646,116.77             36.03
7.001 - 8.000          1,262           267,472,207.59             33.74
8.001 - 9.000            675           112,574,952.36             14.20
9.001 - 10.000           171            24,200,065.78              3.05
10.001 - 11.000           64             8,709,161.09              1.10
11.001 - 12.000           16             2,485,798.73              0.31
12.001 - 13.000            2               134,469.51              0.02
------------------------------------------------------------------------------
TOTAL:                 3,706           792,843,488.55            100.00%
------------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  MAXIMUM RATE

                                    TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
MAXIMUM RATE (%)    NO. OF LOANS             ($)             PRINCIPAL BALANCE
------------------------------------------------------------------------------
Fixed Rate                477            99,218,082.56               12.51%
11.001 - 12.000             8             2,055,706.66                0.26
12.001 - 13.000           320            88,212,364.50               11.13
13.001 - 14.000         1,020           243,880,365.87               30.76
14.001 - 15.000         1,087           230,492,704.86               29.07
15.001 - 16.000           579            97,204,713.91               12.26
16.001 - 17.000           143            21,240,292.27                2.68
17.001 - 18.000            54             7,918,989.68                1.00
18.001 - 19.000            16             2,485,798.73                0.31
19.001 - 20.000             2               134,469.51                0.02
------------------------------------------------------------------------------
TOTAL:                  3,706           792,843,488.55              100.00%
------------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                      FLOOR

                                    TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
   FLOOR (%)        NO. OF LOANS             ($)             PRINCIPAL BALANCE
------------------------------------------------------------------------------
Fixed Rate                477            99,218,082.56             12.51%
4.001 - 5.000               8             2,055,706.66              0.26
5.001 - 6.000             321            88,345,695.28             11.14
6.001 - 7.000           1,019           243,747,035.09             30.74
7.001 - 8.000           1,087           230,492,704.86             29.07
8.001 - 9.000             580            97,371,520.87             12.28
9.001 - 10.000            142            21,073,485.31              2.66
10.001 - 11.000            54             7,918,989.68              1.00
11.001 - 12.000            16             2,485,798.73              0.31
12.001 - 13.000             2               134,469.51              0.02
------------------------------------------------------------------------------
TOTAL:                  3,706           792,843,488.55            100.00%
------------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  GROSS MARGIN

                                    TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
GROSS MARGIN (%)    NO. OF LOANS             ($)             PRINCIPAL BALANCE
------------------------------------------------------------------------------
Fixed Rate                477            99,218,082.56             12.51%
4.001 - 5.000               2               935,200.00              0.12
5.001 - 6.000              12             2,940,028.29              0.37
6.001 - 7.000           3,215           689,750,177.70             87.00
------------------------------------------------------------------------------
TOTAL:                  3,706           792,843,488.55            100.00%
------------------------------------------------------------------------------

                            NEXT RATE ADJUSTMENT DATE

                                             TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
NEXT RATE ADJUSTMENT DATE    NO. OF LOANS             ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------
Fixed Rate                         477            99,218,082.56             12.51%
3/1/2006                             2               480,482.48              0.06
4/1/2006                             8             2,031,407.89              0.26
5/1/2006                            29             7,154,647.55              0.90
6/1/2006                            28             4,974,344.87              0.63
7/1/2006                           184            37,139,018.93              4.68
8/1/2006                           386            80,693,003.30             10.18
9/1/2006                         2,431           523,888,586.44             66.08
10/1/2006                            1               335,118.04              0.04
4/1/2007                             1                52,711.17              0.01
5/1/2007                             1               184,962.56              0.02
6/1/2007                             3               442,434.41              0.06
7/1/2007                             5             1,415,682.20              0.18
8/1/2007                            17             3,550,470.58              0.45
9/1/2007                            75            17,301,233.02              2.18
8/1/2009                             5             1,027,240.66              0.13
9/1/2009                            53            12,954,061.89              1.63
---------------------------------------------------------------------------------------
TOTAL:                           3,706           792,843,488.55            100.00%
---------------------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                            INITIAL PERIODIC RATE CAP

                                                 TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
INITIAL PERIODIC RATE CAP (%)    NO. OF LOANS            ($)              PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------
Fixed Rate                             477            99,218,082.56             12.51%
3.000                                3,229           693,625,405.99             87.49
-------------------------------------------------------------------------------------------
TOTAL:                               3,706           792,843,488.55            100.00%
-------------------------------------------------------------------------------------------

                                PERIODIC RATE CAP

                                                 TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
PERIODIC RATE CAP (%)            NO. OF LOANS             ($)             PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------
Fixed Rate                             477            99,218,082.56             12.51%
1.500                                3,229           693,625,405.99             87.49
-------------------------------------------------------------------------------------------
TOTAL:                               3,706           792,843,488.55            100.00%
-------------------------------------------------------------------------------------------

                                  PRODUCT TYPE

                                                 TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
           PRODUCT               NO. OF LOANS             ($)             PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------
2/28 6 Month Libor                   2,808           582,401,315.19             73.46%
2/28 6 Month Libor IO                  261            74,295,294.31              9.37
3/27 6 Month Libor                      72            15,124,009.14              1.91
3/27 6 Month Libor IO                   30             7,823,484.80              0.99
5/25 6 Month Libor                      58            13,981,302.55              1.76
Fixed Rate                             477            99,218,082.56             12.51
-------------------------------------------------------------------------------------------
TOTAL:                               3,706           792,843,488.55            100.00%
-------------------------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                   INTEREST ONLY PERIOD OF THE MORTGAGE LOANS

                                                 TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
INTEREST ONLY PERIOD (MONTHS)    NO. OF LOANS             ($)             PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------
0                                    3,415           710,724,709.44              89.64%
24                                     261            74,295,294.31               9.37
36                                      30             7,823,484.80               0.99
-------------------------------------------------------------------------------------------
TOTAL:                               3,706           792,843,488.55             100.00%
-------------------------------------------------------------------------------------------

                                  LIEN POSITION

                                                 TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
        LIEN POSITION            NO. OF LOANS             ($)             PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------
1st Lien                             3,706           792,843,488.55             100.00%
-------------------------------------------------------------------------------------------
TOTAL:                               3,706           792,843,488.55             100.00%
-------------------------------------------------------------------------------------------

                    PREPAYMENT PENALTY OF THE MORTGAGE LOANS

                                                      TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
PREPAYMENT PENALTY PERIOD (MONTHS)    NO. OF LOANS             ($)             PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------
0                                           587          120,580,913.48              15.21%
12                                          600          133,963,934.66              16.90
24                                        2,103          451,307,134.24              56.92
30                                            2              581,236.74               0.07
36                                          414           86,410,269.43              10.90
------------------------------------------------------------------------------------------------
TOTAL:                                    3,706          792,843,488.55             100.00%
------------------------------------------------------------------------------------------------

                    INTEREST ONLY TERM OF THE MORTGAGE LOANS

INTEREST ONLY PERIOD (MONTHS)    NO. OF LOANS    TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
                                                          ($)             PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------
0                                    3,415             710,724,709              89.64%
24                                     261           74,295,294.31              9.371
36                                      30            7,823,484.80              0.987
-------------------------------------------------------------------------------------------
TOTAL:                               3,706          792,843,488.55             100.00%
-------------------------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                          COLLATERAL SUMMARY (GROUP 1)

TOTAL NUMBER OF LOANS                          1,548
TOTAL OUTSTANDING LOAN BALANCE           283,100,055
AVERAGE LOAN BALANCE                         182,881
FIXED RATE                                     13.16%
ADJUSTABLE RATE                                86.84%
WEIGHTED AVERAGE COUPON                         7.37%
WEIGHTED AVERAGE MARGIN                         6.95%
WEIGHTED AVERAGE INITIAL PERIODIC CAP           3.00%
WEIGHTED AVERAGE PERIODIC CAP                   1.50%
WEIGHTED AVERAGE MAXIMUM RATE                  14.35%
WEIGHTED AVERAGE FLOOR                          7.35%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)             359
WEIGHTED AVERAGE REMAINING TERM (MO.)            356
WEIGHTED AVERAGE LTV                           80.19%
WEIGHTED AVERAGE FICO                         605.65



PRODUCT TYPE
2/28 6 Month Libor                             72.07%
2/28 6 Month Libor IO                           9.64%
3/27 6 Month Libor                              2.16%
3/27 6 Month Libor IO                           1.19%
5/25 6 Month Libor                              1.78%
Fixed Rate                                     13.16%

PREPAYMENT PENALTY (YEARS)
    None                                       15.74%
    0.001 - 1.000                              20.03%
    1.001 - 2.000                              53.48%
    2.001 - 3.000                              10.76%

GEOGRAPHIC DISTRIBUTION
(Other States account individually for
less than 5% of the Cut-Off Date
aggregate principal balance)
California                                     18.42%
New York                                       15.12%
Illinois                                        9.71%
New Jersey                                      9.57%
Florida                                         7.84%

OCCUPANCY STATUS
Primary Home                                   92.68%
Investment                                      6.36%
Second Home                                     0.96%

LOAN PURPOSE

Purchase                                       44.75%
Cash Out Refinance                             41.26%
Debt Consolidation                             10.92%
Home Improvement                                1.85%
Rate/Term Refinance                             1.22%

LIEN POSITION
   First Lien                                 100.00%

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                      COLLATERAL CHARACTERISTICS (GROUP 1)

          Collateral characteristics are listed below as of 11/1/2004.

                           ORIGINAL PRINCIPAL BALANCES

                                        TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
ORIGINAL BALANCE ($)    NO. OF LOANS             ($)             PRINCIPAL BALANCE
----------------------------------------------------------------------------------
1 - 50,000                      5              249,698.04               0.09%
50,001 - 75,000                81            5,246,683.00               1.85
75,001 - 100,000              179           15,881,147.05               5.61
100,001 - 125,000             215           24,231,782.69               8.56
125,001 - 150,000             189           26,070,153.61               9.21
150,001 - 175,000             181           29,312,868.29              10.35
175,001 - 200,000             141           26,484,508.44               9.36
200,001 - 225,000             119           25,400,032.16               8.97
225,001 - 250,000              90           21,418,341.85               7.57
250,001 - 275,000              94           24,644,695.26               8.71
275,001 - 300,000              81           23,139,995.18               8.17
300,001 - 350,000              99           31,885,272.44              11.26
350,001 - 400,000              44           16,368,344.67               5.78
400,001 - 450,000              27           11,323,545.30               4.00
450,001 - 500,000               3            1,442,986.85               0.51
----------------------------------------------------------------------------------
TOTAL:                      1,548          283,100,054.83             100.00%
----------------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                           CURRENT PRINCIPAL BALANCES

                                        TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
 CURRENT BALANCE ($)    NO. OF LOANS             ($)             PRINCIPAL BALANCE
----------------------------------------------------------------------------------
1 - 50,000                     6               299,674.75               0.11%
50,001 - 75,000               81             5,271,696.99               1.86
75,001 - 100,000             178            15,806,156.35               5.58
100,001 - 125,000            215            24,231,782.69               8.56
125,001 - 150,000            190            26,219,944.78               9.26
150,001 - 175,000            180            29,163,077.12              10.30
175,001 - 200,000            141            26,484,508.44               9.36
200,001 - 225,000            120            25,624,889.38               9.05
225,001 - 250,000             89            21,193,484.63               7.49
250,001 - 275,000             95            24,919,679.31               8.80
275,001 - 300,000             81            23,164,490.25               8.18
300,001 - 350,000             99            31,935,571.85              11.28
350,001 - 400,000             44            16,418,540.76               5.80
400,001 - 450,000             26            10,923,570.68               3.86
450,001 - 500,000              3             1,442,986.85               0.51
----------------------------------------------------------------------------------
TOTAL:                     1,548           283,100,054.83             100.00%
----------------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                        ORIGINAL TERMS TO STATED MATURITY

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
ORIGINAL TERM (MONTHS)                 NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
1 - 180                                       8                1,190,912.45                   0.42%
181 - 240                                     7                1,155,310.47                   0.41
241 - 300                                     1                  224,072.38                   0.08
301 - 360                                 1,532              280,529,759.53                  99.09
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

                       REMAINING TERMS TO STATED MATURITY

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
REMAINING TERM (MONTHS)                NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
1 - 180                                       8                1,190,912.45                   0.42%
181 - 240                                     7                1,155,310.47                   0.41
241 - 300                                     1                  224,072.38                   0.08
301 - 360                                 1,532              280,529,759.53                  99.09
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

                                  PROPERTY TYPE

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
PROPERTY TYPE                          NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Single Family                             1,236              211,467,447.21                  74.70%
Two to Four Family                          219               57,469,342.70                  20.30
Condominium                                  93               14,163,264.92                   5.00
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  LOAN PURPOSE

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
   LOAN PURPOSE                        NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Purchase                                    709              126,692,299.45                  44.75%
Cash Out Refinance                          630              116,808,821.37                  41.26
Debt Consolidation                          161               30,917,053.56                  10.92
Home Improvement                             27                5,230,304.03                   1.85
Rate/Term Refinance                          21                3,451,576.42                   1.22
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

                              LOAN-TO-VALUE RATIO

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
LOAN-TO-VALUE (%)                      NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
0.01 - 50.00                                 32                4,160,920.73                   1.47%
50.01 - 55.00                                26                4,620,854.57                   1.63
55.01 - 60.00                                37                5,923,158.43                   2.09
60.01 - 65.00                                55                9,752,258.64                   3.44
65.01 - 70.00                                97               18,305,000.88                   6.47
70.01 - 75.00                               123               23,559,303.43                   8.32
75.01 - 80.00                               646              116,799,970.19                  41.26
80.01 - 85.00                               126               21,741,272.82                   7.68
85.01 - 90.00                               344               63,998,861.56                  22.61
90.01 - 95.00                                12                2,951,054.42                   1.04
95.01 - 100.00                               50               11,287,399.16                   3.99
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                 STATE (TOP 30)

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
STATE (TOP 30)                         NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
California                                  233               52,140,401.03                  18.42%
New York                                    160               42,792,943.27                  15.12
Illinois                                    177               27,492,512.79                   9.71
New Jersey                                  125               27,080,688.48                   9.57
Florida                                     155               22,201,376.85                   7.84
Massachusetts                                47               12,449,485.00                   4.40
Maryland                                     67               12,000,201.10                   4.24
Georgia                                      64                9,154,631.99                   3.23
Virginia                                     51                8,539,622.33                   3.02
Minnesota                                    42                6,844,641.03                   2.42
Michigan                                     41                5,584,777.37                   1.97
Hawaii                                       21                5,460,410.31                   1.93
Pennsylvania                                 36                4,730,943.04                   1.67
Connecticut                                  26                4,353,955.50                   1.54
Texas                                        33                4,325,192.61                   1.53
Nevada                                       22                4,207,356.43                   1.49
North Carolina                               34                4,034,408.10                   1.43
Ohio                                         30                3,413,727.96                   1.21
Colorado                                     20                3,347,412.46                   1.18
Washington                                   18                3,317,280.73                   1.17
Arizona                                      22                3,214,078.41                   1.14
Wisconsin                                    14                1,836,297.87                   0.65
Oregon                                       11                1,727,586.49                   0.61
Tennessee                                    10                1,527,270.61                   0.54
Utah                                         10                1,350,772.22                   0.48
New Hampshire                                 8                1,274,615.61                   0.45
Missouri                                     12                1,189,176.99                   0.42
Indiana                                      12                1,119,719.82                   0.40
Delaware                                      5                  904,220.88                   0.32
South Carolina                                8                  894,916.35                   0.32
Other                                        34                4,589,431.20                   1.62
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                               DOCUMENTATION TYPE

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
 DOCUMENTATION TYPE                    NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Full Documentation                        1,112              196,449,858.70                  69.39%
Stated Documentation                        412               81,893,963.83                  28.93
Easy Documentation                           24                4,756,232.30                   1.68
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

                                   FICO SCORE

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
FICO SCORE                             NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
1 - 500                                       2                  306,732.90                   0.11%
501 - 525                                   113               19,594,091.61                   6.92
526 - 550                                   176               30,055,851.37                  10.62
551 - 575                                   212               34,857,029.67                  12.31
576 - 600                                   350               60,015,019.11                  21.20
601 - 625                                   255               47,053,270.34                  16.62
626 - 650                                   169               34,136,711.39                  12.06
651 - 675                                   118               23,431,577.36                   8.28
676 - 700                                    73               15,820,236.47                   5.59
701 - 725                                    33                6,865,096.17                   2.42
726 - 750                                    21                5,266,358.21                   1.86
751 - 775                                    16                3,606,423.55                   1.27
776 - 800                                     8                1,786,038.04                   0.63
801 - 825                                     2                  305,618.64                   0.11
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                OCCUPANCY STATUS

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
OCCUPANCY TYPE                         NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Primary Home                              1,413              262,379,051.31                  92.68%
Investment                                  118               18,003,369.64                   6.36
Second Home                                  17                2,717,633.88                   0.96
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

                                 MORTGAGE RATES

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
   RATE (%)                            NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
0.001 - 5.000                                 2                  295,314.76                   0.10%
5.001 - 6.000                               108               24,997,311.49                   8.83
6.001 - 7.000                               478               97,738,514.56                  34.52
7.001 - 8.000                               512               94,174,554.22                  33.27
8.001 - 9.000                               309               48,606,157.68                  17.17
9.001 - 10.000                               96               12,232,853.98                   4.32
10.001 - 11.000                              33                3,651,342.18                   1.29
11.001 - 12.000                               8                1,269,536.45                   0.45
12.001 - 13.000                               2                  134,469.51                   0.05
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  MAXIMUM RATE

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
MAXIMUM RATE (%)                       NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                  200               37,255,058.95                  13.16%
11.001 - 12.000                               2                  295,314.76                   0.10
12.001 - 13.000                             108               24,997,311.49                   8.83
13.001 - 14.000                             419               83,870,335.34                  29.63
14.001 - 15.000                             441               80,957,645.11                  28.60
15.001 - 16.000                             262               40,576,146.99                  14.33
16.001 - 17.000                              81               10,772,154.09                   3.81
17.001 - 18.000                              25                2,972,082.14                   1.05
18.001 - 19.000                               8                1,269,536.45                   0.45
19.001 - 20.000                               2                  134,469.51                   0.05
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                      FLOOR

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
   FLOOR (%)                           NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                  200               37,255,058.95                  13.16%
4.001 - 5.000                                 2                  295,314.76                   0.10
5.001 - 6.000                               108               24,997,311.49                   8.83
6.001 - 7.000                               419               83,870,335.34                  29.63
7.001 - 8.000                               441               80,957,645.11                  28.60
8.001 - 9.000                               263               40,742,953.95                  14.39
9.001 - 10.000                               80               10,605,347.13                   3.75
10.001 - 11.000                              25                2,972,082.14                   1.05
11.001 - 12.000                               8                1,269,536.45                   0.45
12.001 - 13.000                               2                  134,469.51                   0.05
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  GROSS MARGIN

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
GROSS MARGIN (%)                       NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                  200               37,255,058.95                  13.16%
4.001 - 5.000                                 1                  400,000.00                   0.14
5.001 - 6.000                                 5                1,213,277.84                   0.43
6.001 - 7.000                             1,342              244,231,718.04                  86.27
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

                            NEXT RATE ADJUSTMENT DATE

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
NEXT RATE ADJUSTMENT DATE              NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                  200               37,255,058.95                  13.16%
3/1/2006                                      1                  277,795.00                   0.10
4/1/2006                                      4                  595,900.97                   0.21
5/1/2006                                     10                1,762,943.35                   0.62
6/1/2006                                     12                1,790,402.93                   0.63
7/1/2006                                     68               11,837,588.10                   4.18
8/1/2006                                    132               22,966,378.86                   8.11
9/1/2006                                  1,045              192,095,409.04                  67.85
5/1/2007                                      1                  184,962.56                   0.07
7/1/2007                                      1                  119,540.95                   0.04
8/1/2007                                     10                1,915,096.83                   0.68
9/1/2007                                     37                7,259,046.07                   2.56
8/1/2009                                      2                  490,415.87                   0.17
9/1/2009                                     25                4,549,515.35                   1.61
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                            INITIAL PERIODIC RATE CAP

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
INITIAL PERIODIC RATE CAP (%)          NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                  200               37,255,058.95                  13.16%
3.000                                     1,348              245,844,995.88                  86.84
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

                                PERIODIC RATE CAP

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
PERIODIC RATE CAP (%)                  NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                  200               37,255,058.95                  13.16%
1.500                                     1,348              245,844,995.88                  86.84
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

                                  PRODUCT TYPE

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
       PRODUCT                         NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
2/28 6 Month Libor                        1,145              204,030,203.51                  72.07%
2/28 6 Month Libor IO                       127               27,296,214.74                   9.64
3/27 6 Month Libor                           33                6,107,721.61                   2.16
3/27 6 Month Libor IO                        16                3,370,924.80                   1.19
5/25 6 Month Libor                           27                5,039,931.22                   1.78
Fixed Rate                                  200               37,255,058.95                  13.16
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                   INTEREST ONLY PERIOD OF THE MORTGAGE LOANS

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
INTEREST ONLY PERIOD (MONTHS)          NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
0                                         1,405              252,432,915.29                  89.17%
24                                          127               27,296,214.74                   9.64
36                                           16                3,370,924.80                   1.19
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

                                  LIEN POSITION

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
LIEN POSITION                          NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
1st Lien                                  1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

                    PREPAYMENT PENALTY OF THE MORTGAGE LOANS

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
PREPAYMENT PENALTY PERIOD (MONTHS)     NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
0                                           249               44,555,641.64                  15.74%
12                                          278               56,693,382.48                  20.03
24                                          848              151,400,776.61                  53.48
36                                          173               30,450,254.10                  10.76
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

                    INTEREST ONLY TERM OF THE MORTGAGE LOANS

                                                          TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
INTEREST ONLY PERIOD (MONTHS)          NO. OF LOANS                ($)                 PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
0                                         1,405                 252,432,915                  89.17%
24                                          127               27,296,214.74                   9.64
36                                           16                3,370,924.80                   1.19
--------------------------------------------------------------------------------------------------------
TOTAL:                                    1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                          COLLATERAL SUMMARY (GROUP 3)

TOTAL NUMBER OF LOANS                                           606
TOTAL OUTSTANDING LOAN BALANCE                          230,138,326
AVERAGE LOAN BALANCE                                        379,766
FIXED RATE                                                    10.81%
ADJUSTABLE RATE                                               89.19%
WEIGHTED AVERAGE COUPON                                        6.92%
WEIGHTED AVERAGE MARGIN                                        6.93%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                          3.00
WEIGHTED AVERAGE PERIODIC CAP                                  1.50
WEIGHTED AVERAGE MAXIMUM RATE                                 13.92%
WEIGHTED AVERAGE FLOOR                                         6.92%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                            360
WEIGHTED AVERAGE REMAINING TERM (MO.)                           357
WEIGHTED AVERAGE LTV                                          81.65%
WEIGHTED AVERAGE FICO                                        619.95

PRODUCT TYPE
2/28 6 Month Libor                                            67.58%
2/28 6 Month Libor IO                                         15.96%
3/27 6 Month Libor                                             1.64%
3/27 6 Month Libor IO                                          1.47%
5/25 6 Month Libor                                             2.54%
Fixed Rate                                                    10.81%

PREPAYMENT PENALTY (YEARS)
   None                                                       13.71%
   0.001 - 1.000                                              15.33%
   1.001 - 2.000                                              60.18%
   2.001 - 3.000                                              10.79%

GEOGRAPHIC DISTRIBUTION
(Other States account individually for less than 5%
of the Cut-Off Date aggregate principal balance)
California                                                    46.99%
New York                                                      12.77%
New Jersey                                                     8.30%

OCCUPANCY STATUS
Primary Home                                                  95.20%
Investment                                                     3.28%
Second Home                                                    1.51%

LOAN PURPOSE
Purchase                                                      44.39%
Cash Out Refinance                                            35.11%
Debt Consolidation                                            14.63%
Rate/Term Refinance                                            3.16%
Home Improvement                                               2.71%

LIEN POSITION
First Lien                                                   100.00%

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                      COLLATERAL CHARACTERISTICS (GROUP 3)

          Collateral characteristics are listed below as of 11/1/2004.

                           ORIGINAL PRINCIPAL BALANCES

                                                            % OF CUT-OFF
                                    TOTAL CURRENT BALANCE  DATE PRINCIPAL
ORIGINAL BALANCE ($)  NO. OF LOANS           ($)              BALANCE
-------------------------------------------------------------------------
50,001 - 75,000             8              523,349.08           0.23%
75,001 - 100,000            7              625,542.72           0.27
100,001 - 125,000          20            2,202,815.17           0.96
125,001 - 150,000          13            1,818,908.21           0.79
150,001 - 175,000          19            3,046,733.58           1.32
175,001 - 200,000          10            1,877,285.65           0.82
200,001 - 225,000          12            2,563,045.79           1.11
225,001 - 250,000           6            1,412,252.51           0.61
250,001 - 275,000          13            3,402,038.86           1.48
275,001 - 300,000           4            1,133,361.21           0.49
300,001 - 350,000          73           24,736,989.04          10.75
350,001 - 400,000         154           57,260,230.32          24.88
400,001 - 450,000         113           47,978,269.76          20.85
450,001 - 500,000         102           49,206,253.58          21.38
500,001 - 600,000          32           17,811,936.97           7.74
600,001 - 700,000           8            5,377,956.19           2.34
700,001 - 800,000          10            7,499,600.71           3.26
800,001 - 900,000           2            1,661,756.81           0.72
--------------------------------------------------------------------
TOTAL:                    606          230,138,326.16         100.00%
--------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 3) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                           CURRENT PRINCIPAL BALANCES

                                    TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
CURRENT BALANCE ($)   NO. OF LOANS          ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------
50,001 - 75,000             8              523,349.08              0.23%
75,001 - 100,000            7              625,542.72              0.27
100,001 - 125,000          20            2,202,815.17              0.96
125,001 - 150,000          13            1,818,908.21              0.79
150,001 - 175,000          19            3,046,733.58              1.32
175,001 - 200,000          10            1,877,285.65              0.82
200,001 - 225,000          12            2,563,045.79              1.11
225,001 - 250,000           6            1,412,252.51              0.61
250,001 - 275,000          13            3,402,038.86              1.48
275,001 - 300,000           4            1,133,361.21              0.49
300,001 - 350,000          74           25,086,659.22             10.90
350,001 - 400,000         153           56,910,560.14             24.73
400,001 - 450,000         113           47,978,269.76             20.85
450,001 - 500,000         102           49,206,253.58             21.38
500,001 - 600,000          32           17,811,936.97              7.74
600,001 - 700,000           8            5,377,956.19              2.34
700,001 - 800,000          10            7,499,600.71              3.26
800,001 - 900,000           2            1,661,756.81              0.72
-----------------------------------------------------------------------
TOTAL:                    606          230,138,326.16            100.00%
-----------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 3) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                        ORIGINAL TERMS TO STATED MATURITY

                                      TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
ORIGINAL TERM (MONTHS)  NO. OF LOANS           ($)           PRINCIPAL BALANCE
------------------------------------------------------------------------------
1 - 180                       1              369,049.25             0.16%
301 - 360                   605          229,769,276.91            99.84
------------------------------------------------------------------------
TOTAL:                      606          230,138,326.16           100.00%
------------------------------------------------------------------------

                       REMAINING TERMS TO STATED MATURITY

                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
REMAINING TERM (MONTHS)  NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
1 - 180                        1              369,049.25             0.16%
301 - 360                    605          229,769,276.91            99.84
-------------------------------------------------------------------------
TOTAL:                       606          230,138,326.16           100.00%
-------------------------------------------------------------------------

                                  PROPERTY TYPE

                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
PROPERTY TYPE            NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
Single Family                 532          200,829,353.23           87.26%
Two to Four Family             46           18,740,542.03            8.14
Condominium                    28           10,568,430.90            4.59
TOTAL:                        606          230,138,326.16          100.00%
-------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 3) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  LOAN PURPOSE

                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
LOAN PURPOSE             NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
Purchase                      276         102,160,851.70             44.39%
Cash Out Refinance            212          80,796,238.27             35.11
Debt Consolidation             84          33,669,182.47             14.63
Home Improvement               15           6,234,161.64              2.71
Rate/Term Refinance            19           7,277,892.08              3.16
--------------------------------------------------------------------------
TOTAL:                        606         230,138,326.16            100.00%
--------------------------------------------------------------------------

                              LOAN- TO-VALUE RATIO

                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
LOAN-TO-VALUE (%)        NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
0.01 - 50.00                   1              499,084.71             0.22%
50.01 - 55.00                  6            1,944,560.93             0.84
55.01 - 60.00                  5            1,632,666.06             0.71
60.01 - 65.00                 28           10,057,471.87             4.37
65.01 - 70.00                 17            6,523,593.81             2.83
70.01 - 75.00                 47           18,263,655.56             7.94
75.01 - 80.00                261           97,781,103.41            42.49
80.01 - 85.00                 60           24,648,954.23            10.71
85.01 - 90.00                150           54,726,714.04            23.78
90.01 - 95.00                 17            8,047,263.81             3.50
95.01 - 100.00                14            6,013,257.73             2.61
-------------------------------------------------------------------------
TOTAL:                       606          230,138,326.16           100.00%
-------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 3) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                 STATE (TOP 30)

                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
STATE (TOP 30)           NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
California                   255          108,148,877.66            46.99%
New York                      70           29,394,481.71            12.77
New Jersey                    52           19,110,348.59             8.30
Maryland                      32           11,032,569.01             4.79
Massachusetts                 24           10,204,516.75             4.43
Illinois                      32            9,414,362.03             4.09
Florida                       32            8,565,376.85             3.72
Virginia                      19            7,074,980.61             3.07
Nevada                        12            4,638,470.03             2.02
Arizona                        8            3,414,887.40             1.48
Michigan                       8            2,203,232.47             0.96
Colorado                       6            2,168,267.26             0.94
Connecticut                    4            1,806,142.99             0.78
Minnesota                      8            1,536,140.62             0.67
Washington                     5            1,474,720.64             0.64
Pennsylvania                   5            1,466,574.40             0.64
North Carolina                 7            1,287,052.79             0.56
Hawaii                         2            1,273,500.00             0.55
Utah                           4              873,644.23             0.38
Georgia                        4              867,107.90             0.38
Oregon                         2              639,574.34             0.28
Delaware                       2              613,053.00             0.27
Texas                          3              575,402.58             0.25
New Mexico                     2              516,110.07             0.22
Wisconsin                      1              497,116.15             0.22
Vermont                        1              419,374.63             0.18
New Hampshire                  1              352,168.86             0.15
Ohio                           2              190,774.84             0.08
Tennessee                      1              189,656.97             0.08
Montana                        1              106,040.28             0.05
Other                          1               83,800.50             0.04%
-------------------------------------------------------------------------
TOTAL:                       606          230,138,326.16           100.00%
-------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 3) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                               DOCUMENTATION TYPE

                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
DOCUMENTATION TYPE       NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
Full Documentation           398          151,101,494.36             65.66%
Stated Documentation         187           70,275,302.05             30.54
Easy Documentation            21            8,761,529.75              3.81
--------------------------------------------------------------------------
TOTAL:                       606          230,138,326.16            100.00%
--------------------------------------------------------------------------

                                   FICO SCORE

                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
FICO SCORE               NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
1 - 500                        1              359,586.63             0.16%
501 - 525                     26            8,508,048.93             3.70
526 - 550                     52           16,675,702.57             7.25
551 - 575                     74           25,416,429.90            11.04
576 - 600                     98           38,503,703.78            16.73
601 - 625                    118           44,520,084.92            19.34
626 - 650                     86           31,977,019.98            13.89
651 - 675                     63           27,282,177.38            11.85
676 - 700                     40           16,326,589.39             7.09
701 - 725                     15            6,390,509.81             2.78
726 - 750                     13            5,681,213.31             2.47
751 - 775                      9            3,652,837.77             1.59
776 - 800                      9            3,990,841.34             1.73
801 - 825                      2              853,580.45             0.37
-------------------------------------------------------------------------
TOTAL:                       606          230,138,326.16           100.00%
-------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 3) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                OCCUPANCY STATUS

                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
OCCUPANCY TYPE           NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
Primary Home                  573          219,097,249.63            95.20%
Investment                     26            7,559,412.82             3.28
Second Home                     7            3,481,663.71             1.51
--------------------------------------------------------------------------
TOTAL:                        606          230,138,326.16           100.00%
--------------------------------------------------------------------------

                                 MORTGAGE RATES

                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
RATE (%)                 NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
0.001 - 5.000                   2              870,200.00             0.38%
5.001 - 6.000                  94           38,902,613.27            16.90
6.001 - 7.000                 243           99,781,659.74            43.36
7.001 - 8.000                 187           70,180,999.60            30.50
8.001 - 9.000                  62           16,269,208.78             7.07
9.001 - 10.000                 12            3,185,078.54             1.38
10.001 - 11.000                 3              560,547.02             0.24
11.001 - 12.000                 3              388,019.21             0.17
--------------------------------------------------------------------------
TOTAL:                        606          230,138,326.16           100.00%
--------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 3) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  MAXIMUM RATE

                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
MAXIMUM RATE (%)         NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
Fixed Rate                     64           24,878,276.33            10.81%
11.001 - 12.000                 2              870,200.00             0.38
12.001 - 13.000                92           37,970,547.06            16.50
13.001 - 14.000               205           84,425,545.28            36.68
14.001 - 15.000               167           62,753,850.66            27.27
15.001 - 16.000                58           15,106,262.06             6.56
16.001 - 17.000                12            3,185,078.54             1.38
17.001 - 18.000                 3              560,547.02             0.24
18.001 - 19.000                 3              388,019.21             0.17
--------------------------------------------------------------------------
TOTAL:                        606          230,138,326.16           100.00%
--------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 3) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                      FLOOR

                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
FLOOR (%)                NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
Fixed Rate                     64           24,878,276.33            10.81%
4.001 - 5.000                   2              870,200.00             0.38
5.001 - 6.000                  92           37,970,547.06            16.50
6.001 - 7.000                 205           84,425,545.28            36.68
7.001 - 8.000                 167           62,753,850.66            27.27
8.001 - 9.000                  58           15,106,262.06             6.56
9.001 - 10.000                 12            3,185,078.54             1.38
10.001 - 11.000                 3              560,547.02             0.24
11.001 - 12.000                 3              388,019.21             0.17
--------------------------------------------------------------------------
TOTAL:                        606          230,138,326.16           100.00%
--------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 3) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  GROSS MARGIN

                                       TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
GROSS MARGIN (%)         NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------
Fixed Rate                     64           24,878,276.33            10.81%
4.001 - 5.000                   1              535,200.00             0.23
5.001 - 6.000                   1              335,000.00             0.15
6.001 - 7.000                 540          204,389,849.83            88.81
--------------------------------------------------------------------------
TOTAL:                        606          230,138,326.16           100.00%
--------------------------------------------------------------------------

                            NEXT RATE ADJUSTMENT DATE

                                         TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
NEXT RATE ADJUSTMENT DATE  NO. OF LOANS           ($)           PRINCIPAL BALANCE
---------------------------------------------------------------------------------
Fixed Rate                       64           24,878,276.33            10.81%
4/1/2006                          3            1,137,313.94             0.49
5/1/2006                          9            3,321,643.09             1.44
6/1/2006                          4            1,249,429.97             0.54
7/1/2006                         29            9,264,038.47             4.03
8/1/2006                         71           25,583,506.80            11.12
9/1/2006                        393          151,365,898.42            65.77
10/1/2006                         1              335,118.04             0.15
7/1/2007                          2              913,114.41             0.40
8/1/2007                          3              803,446.51             0.35
9/1/2007                         13            5,434,484.13             2.36
8/1/2009                          1              197,564.30             0.09
9/1/2009                         13            5,654,491.75             2.46
----------------------------------------------------------------------------
TOTAL:                          606          230,138,326.16           100.00%
----------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 3) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                            INITIAL PERIODIC RATE CAP

                                             TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
INITIAL PERIODIC RATE CAP (%)  NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------------
Fixed Rate                           64           24,878,276.33            10.81%
3.000                               542          205,260,049.83            89.19
--------------------------------------------------------------------------------
TOTAL:                              606          230,138,326.16           100.00%
--------------------------------------------------------------------------------

                                PERIODIC RATE CAP

                                         TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
PERIODIC RATE CAP (%)      NO. OF LOANS           ($)           PRINCIPAL BALANCE
---------------------------------------------------------------------------------
Fixed Rate                       64           24,878,276.33            10.81%
1.500                           542          205,260,049.83            89.19
----------------------------------------------------------------------------
TOTAL:                          606          230,138,326.16           100.00%
----------------------------------------------------------------------------

                                  PRODUCT TYPE

                                         TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
PRODUCT                    NO. OF LOANS           ($)           PRINCIPAL BALANCE
---------------------------------------------------------------------------------
2/28 6 Month Libor              423          155,534,605.61            67.58%
2/28 6 Month Libor IO            87           36,722,343.12            15.96
3/27 6 Month Libor               10            3,773,825.05             1.64
3/27 6 Month Libor IO             8            3,377,220.00             1.47
5/25 6 Month Libor               14            5,852,056.05             2.54
Fixed Rate                       64           24,878,276.33            10.81
----------------------------------------------------------------------------
TOTAL:                          606          230,138,326.16           100.00%
----------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 3) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                   INTEREST ONLY PERIOD OF THE MORTGAGE LOANS

                                             TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
INTEREST ONLY PERIOD (MONTHS)  NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------------
0                                   511          190,038,763.04            82.58%
24                                   87           36,722,343.12            15.96
36                                    8            3,377,220.00             1.47
--------------------------------------------------------------------------------
TOTAL:                              606          230,138,326.16           100.00%
--------------------------------------------------------------------------------

                                  LIEN POSITION

                                             TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
LIEN POSITION                  NO. OF LOANS           ($)           PRINCIPAL BALANCE
-------------------------------------------------------------------------------------
1st Lien                            606          230,138,326.16           100.00%
---------------------------------------- ---------------------------------------
TOTAL:                              606          230,138,326.16           100.00%
---------------------------------------- ---------------------------------------

                    PREPAYMENT PENALTY OF THE MORTGAGE LOANS

                                                  TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
PREPAYMENT PENALTY PERIOD (MONTHS)  NO. OF LOANS           ($)           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------
0                                         85           31,556,094.12            13.71%
12                                        91           35,271,186.63            15.33
24                                       366          138,495,267.08            60.18
30                                         1              427,075.99             0.19
36                                        63           24,388,702.34            10.60
-------------------------------------------------------------------------------------
TOTAL:                                   606          230,138,326.16           100.00%
-------------------------------------------------------------------------------------

                    INTEREST ONLY TERM OF THE MORTGAGE LOANS

                                                                       % OF
                                                                     CUT-OFF
                                                                       DATE
                                             TOTAL CURRENT BALANCE  PRINCIPAL
INTEREST ONLY PERIOD (MONTHS)  NO. OF LOANS           ($)            BALANCE
-----------------------------------------------------------------------------
0                                   511          190,038,763.04       82.59%
24                                   87           36,722,343.12       15.95
36                                    8            3,377,220.00        1.46
---------------------------------------------------------------------------
TOTAL:                              606          230,138,326.16      100.00%
---------------------------------------------------------------------------

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                            [FREMONT INVESTMENT LOGO]

                           $772,625,000 (APPROXIMATE)
                         FREMONT HOME LOAN TRUST 2004-D,
                   MORTGAGE-BACKED CERTIFICATES, SERIES 2004-D

                            FREMONT INVESTMENT & LOAN
                        (ORIGINATOR, SELLER AND SERVICER)

                            FREMONT INVESTMENT & LOAN
                                   (SERVICER)

                                   WELLS FARGO
                                (MASTER SERVICER)

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                         FREMONT HOME LOAN TRUST 2004-D
                            $772,625,000 APPROXIMATE

                                                               Payment
              Principal     Initial Coupon -      WAL          Window      C/E (3)  Initial  Legal Final  Expected Ratings
Class (1)  Balance ($) (2)     Benchmark        Call/Mat      Call/Mat              Margin    Maturity    (S&P/Moody's)(4)
--------------------------------------------------------------------------------------------------------------------------
 1-A-1(5)   $179,394,000        1M LIBOR      2.65 / 2.82   1-79 / 1-171    20.79%    TBD    12/25/2034        AAA/Aaa
1-A-2(5)    $ 44,849,000        1M LIBOR      2.65 / 2.82   1-79 / 1-171    20.79%    TBD    12/25/2034        AAA/Aaa
 2-A (6)    $221,475,000        1M LIBOR      2.65 / 2.82   1-79 / 1-171    20.79%    TBD    12/25/2034        AAA/Aaa
3-A-1(7)    $ 56,511,000        1M LIBOR      1.00 / 1.00   1-19 / 1-19     20.79%    TBD    12/25/2034        AAA/Aaa
3-A-2 (7)   $112,411,000        1M LIBOR      3.00 / 3.00  19-78 / 19-78    20.79%    TBD    12/25/2034        AAA/Aaa
3-A-3 (7)   $ 13,371,000        1M LIBOR      6.61 / 8.77  78-79 / 78-168   20.79%    TBD    12/25/2034        AAA/Aaa
   M1       $ 38,373,000        1M LIBOR      4.68 / 5.11  39-79 / 39-143   15.95%    TBD    12/25/2034        AA+/Aa1
   M2       $ 25,371,000        1M LIBOR      4.66 / 5.06  39-79 / 39-135   12.75%    TBD    12/25/2034        AA/Aa2
   M3       $ 15,461,000        1M LIBOR      4.64 / 5.03  38-79 / 38-128   10.80%    TBD    12/25/2034        AA-/Aa3
   M4       $ 13,478,000        1M LIBOR      4.64 / 5.00  38-79 / 38-123    9.10%    TBD    12/25/2034         A+/A1
   M5       $ 13,875,000        1M LIBOR      4.64 / 4.98  38-79 / 38-117    7.35%    TBD    12/25/2034         A/A2
   M6       $ 11,496,000        1M LIBOR      4.63 / 4.93  37-79 / 37-111    5.90%    TBD    12/25/2034         A-/A3
   M7       $ 10,704,000        1M LIBOR      4.62 / 4.87  37-79 / 37-104    4.55%    TBD    12/25/2034       BBB+/Baa1
   M8       $  7,928,000        1M LIBOR      4.62 / 4.80  37-79 / 37-96     3.55%    TBD    12/25/2034       BBB/Baa2
   M9       $  7,928,000        1M LIBOR      4.62 / 4.70  37-79 / 37-89     2.55%    TBD    12/25/2034       BBB-/Baa3
 M10(8)     $ 11,893,000        1M LIBOR           NOT OFFERED HEREIN        1.05%    TBD    12/25/2034        BB+/Ba2
--------------------------------------------------------------------------------------------------------------------------

(1) The margins on the Senior Certificates (defined herein) will increase 2x and the margins on the Subordinate Certificates will increase 1.5x the related initial margin after the Optional Termination Date.

(2) The principal balance of each Class of Certificates is subject to a 10% variance.

(3) Includes upfront overcollateralization.

(4) Rating Agency Contacts: Keren Gabay, Moody's Ratings 212.553.2728 and Bridget Steers, Standard and Poor's 212.438.2610

(5) The Class 1-A-1 and Class 1-A-2 Certificates (collectively, the "Group 1 Senior Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Principal Payment Priority" cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).

(6) The Class 2-A Certificates (the "Group 2 Senior Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Principal Payment Priority" cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).

(7) The Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates (collectively, the "Group Senior 3 Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Principal Payment Priority" cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).

(8) The Class M10 Certificates are not offered herein.

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                                SUMMARY OF TERMS

Issuer:                        Fremont Home Loan Trust 2004-D

Depositor:                     Fremont Mortgage Securities Corporation

Trustee:                       HSBC Bank USA, National Association

Master Servicer and            Wells Fargo Bank, N.A.
Securities Administrator:

Servicer:                      Fremont Investment & Loan

Lead Underwriter:              Lehman Brothers

Co-Managers:                   Bear, Stearns & Co. Inc., Credit Suisse First
                               Boston, Goldman, Sachs & Co., RBS Greenwich
                               Capital

Distribution Date:             25th day of each month, or if the 25th day is not
                               a Business Day, the next succeeding Business Day
                               First Distribution Date: December 27, 2004

Cut-off Date:                  November  1, 2004

Pricing Date:                  Week of November [15], 2004

Closing Date:                  On or about November [23], 2004

Settlement Date:               On or about November [23], 2004, through DTC,
                               Euroclear or Clearstream.

Delay Days:                    0 day delay - All Classes

Day Count:                     Actual/360 on the Offered Certificates

Collection Period:             2nd day of prior month through 1st day of month
                               of the related  Distribution Date.

Senior Certificates:           Together, the Class 1-A-1 and Class 1-A-2
                               Certificates ( the "Group 1 Senior
                               Certificates"), the Class 2-A Certificates (the
                               "Group 2 Senior Certificates") and the Class
                               3-A-1, Class 3-A-2 and Class 3-A-3 Certificates
                               (the "Group 3 Senior Certificates"), are referred herein as the "Senior Certificates."

Subordinate Certificates:      Together, the Class M1, Class M2, Class M3, Class
                               M4, Class M5, Class M6, Class M7, Class M8, Class
                               M9 and Class M10 Certificates, are referred herein as the "Subordinate Certificates."

Offered Certificates:          Together, the Senior Certificates and the Class
                               M1, Class M2, Class M3, Class M4, Class M5, Class
                               M6, Class M7, Class M8 and Class M9 Certificates, are referred herein as the "Offered
                               Certificates."

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

Certificates:                  Together the Senior Certificates and the
                               Subordinate Certificates, are referred herein as the "Certificates."

Prepayment Period:             The period from and including the 16th day of the
                               month preceding the month in which such
                               Distribution Date occurs to and including the 15th day of the month in which that Distribution
                               Date occurs (the prepayment period for the first
                               Distribution Date will be November 2, 2004 through and including December 15, 2004).

Servicing Fee:                 The servicing fee is equal to a per annum rate of
                               0.50% of the loan principal balance payable monthly.

Master Servicing Fee:          The master servicing fee is equal to a per annum
                               rate of 0.01% of the loan principal balance payable monthly.

Clearing/Registration:         Book-entry through DTC, Euroclear, and
                               Clearstream.

Denomination:                  $25,000 minimum and increments $1 in excess
                               thereof for the Senior Certificates and the Subordinate Certificates (other than the Class
                               M10 Certificates).

                               $100,000 minimum and increments $1 in excess thereof for the Class M10 Certificates.

SMMEA Eligibility:             The Senior Certificates and the Class M1, Class
                               M2 and Class M3 are expected to be SMMEA eligible.

ERISA Eligibility:             The Senior Certificates and the Subordinate
                               Certificates (other than the Class M10
                               Certificates) are expected to be ERISA eligible.

Tax Status:                    It is anticipated that the Senior Certificates
                               and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Pricing Prepayment Speed:      Fixed Rate Mortgage Loans: 115% PPC; 100% of the
                               Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4% CPR for the first month and increasing 1.45% (16%/11) CPR for each of the next 11 months to 20% CPR for month 12 and thereafter.

                               Adjustable Rate Mortgage Loans: 4% CPR for the first month and increasing approximately 1.35% (31%/23) CPR for each of the next 23 months to 35% CPR in month 24 and thereafter.

Mortgage Loans:                As of the Cut-off Date the aggregate principal
                               balance of the mortgage loans was approximately
                               $792,843,489 (the "Mortgage Loans") of which (i) approximately $283,100,055 were conforming balance mortgage loans allocated to Group 1 (the
                               "Group 1 Mortgage Loans") (ii) approximately
                               $279,605,108 were conforming balance mortgage loans allocated to Group 2 (the "Group 2 Mortgage
                               Loans") and (iii) approximately $230,138,326 were either conforming or non-conforming balance mortgage loans (the "Group 3 Mortgage Loans").

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

PRINCIPAL PAYMENT PRIORITY

GROUP ONE:

ON EACH DISTRIBUTION DATE, WHENEVER A GROUP ONE SEQUENTIAL TRIGGER EVENT IS IN
EFFECT:

      IA.   Group One Principal Distribution

            (i) First, all principal from the Group 1 Mortgage Loans will be distributed sequentially to the Class 1-A-1 and to the Class 1-A-2 Certificates, in that order, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates, according to their respective Principal Payment Priority.

ON EACH DISTRIBUTION DATE PRIOR TO THE STEPDOWN DATE, WHENEVER A GROUP ONE SEQUENTIAL TRIGGER EVENT IS NOT IN EFFECT:

      IB.   Group One Principal Distribution

            (i) First, all principal from the Group 1 Mortgage Loans will be distributed to the Class 1-A-1 and to the Class 1-A-2 Certificates, pro rata, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates, according to their respective Principal Payment Priority.

GROUP TWO:

ON EACH DISTRIBUTION DATE, (a) PRIOR TO THE STEPDOWN DATE, OR (b) WHENEVER A TRIGGER EVENT IS IN EFFECT:

      II.   Group Two Principal Distribution

            (i) All principal from the Group 2 Mortgage Loans will be distributed to the Class 2-A Certificates until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the holders of the Group 1 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 1 Senior Certificates and the Group 3 Senior Certificates, according to the respective Principal Payment Priority, for the Group 1 Senior Certificates (a) Principal Payment Priority IA if a Group One Sequential Trigger Event is in effect or
            (b)

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

            Principal Payment Priority IB if a Group One Sequential Trigger Event is not in effect, and for the Group 3 Senior Certificates Principal Payment Priority III.(i).

GROUP THREE:

ON EACH DISTRIBUTION DATE, (a) PRIOR TO THE STEPDOWN DATE, OR (b) WHENEVER A TRIGGER EVENT IS IN EFFECT:

      III.  Group Three Principal Distribution

            (i) All principal from the Group 3 Mortgage Loans will be distributed to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, sequentially in that order, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the holders of the Group 1 Senior Certificates and the Group 2 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 1 Senior Certificates and the Group 2 Senior Certificates, according to the respective Principal Payment Priority, for the Group 1 Senior Certificates (a) Principal Payment Priority IA if a Group One Sequential Trigger Event is in effect or
            (b) Principal Payment Priority IB if a Group One Sequential Trigger Event is not in effect, and for the Group 2 Senior Certificates Principal Payment Priority II.(i).

When the principal balance of the Senior Certificates has been reduced to zero, principal will be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, in each case until its certificate principal balance is reduced to zero.

The "Stepdown Date" is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) meets or exceeds the Targeted Senior Enhancement Percentage, or (ii) the 37th Distribution Date.

ON EACH DISTRIBUTION DATE, ON OR AFTER THE STEPDOWN DATE AND AS LONG AS A TRIGGER EVENT IS NOT IN EFFECT:

      IV. Group One Principal Distribution

      (i) First, all principal from the Group 1 Mortgage Loans will be distributed pro-rata to the Class 1-A-1 and Class 1-A-2 Certificates until the Target Senior Enhancement Percentage has been reached.

      (ii) Second, after taking into account the amount distributed to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates, distributions within each group will be distributed according to Principal Payment Rule V(i) and VI(i), respectively; and

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

      (iii) Once the Targeted Senior Enhancement Percentage has been reached with respect to all Senior Certificates, all principal will then be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective original credit enhancement percentage for that class, as a product of the current aggregate loan balance, subject to a floor equal to 0.50% of the Cut-off Date balance of the Mortgage Loans.

      V. Group Two Principal Distribution

      (i) First, all principal from the Group 2 Mortgage Loans will be paid to the Class 2-A Certificates, until the Targeted Senior Enhancement Percentage has been reached; and

      (ii) Second, after taking into account the amount distributed to the holders of the Group 1 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 1 Senior Certificates and the Group 3 Senior Certificates, distributions within each group will be distributed according to Principal Payment Rule IV(i) and VI(i), respectively; and

      (iii) Third, once the Targeted Senior Enhancement Percentage has been reached with respect to all Senior Certificates, all principal will then be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective original credit enhancement percentage for that class, as a product of the current aggregate loan balance, subject to a floor equal to 0.50% of the Cut-off Date balance of the Mortgage Loans.

      VI. Group Three Principal Distribution

      (i) First, all principal from the Group 3 Mortgage Loans will be distributed sequentially to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, in that order, until the Targeted Senior Enhancement Percentage has been reached; and

      (ii) Second, after taking into account the amount distributed to the holders of the Group 1 Senior Certificates and the Group 2 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 1 Senior Certificates and the Group 2 Senior Certificates, distributions within each group will be distributed according to Principal Payment Rule IV(i) and V(i), respectively, until the Targeted Senior Enhancement Percentage has been reached; and

      (iii) Third, once the Targeted Senior Enhancement Percentage has been reached with respect to all Senior Certificates, all principal will then be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective original credit enhancement percentage for that class, as a product of the current aggregate loan balance, subject to a floor equal to 0.50% of the Cut-off Date balance of the Mortgage Loans.

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

INTEREST PAYMENT PRIORITY

The Interest Rates for each Class of Certificates will be equal to the lesser of
(i) 1 Month LIBOR plus its respective margin and (ii) its respective Net WAC Cap (as defined herein). Interest for the Certificates will be calculated on an actual/360 basis.

The "Accrual Period" for the Certificates, for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (in the case of the first Accrual Period beginning on the Settlement Date) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1) To pay the Servicing Fee, Master Servicing Fee, and certain costs, liabilities, and expenses of the Trustee, Master Servicer, or Securities Administrator to the extent provided in the Pooling & Servicing Agreement;

(2) To pay Current Interest and Carryforward Interest pro rata to the Group 1 Senior Certificates from interest in respect of the Group 1 Mortgage Loans;

(3) To pay Current Interest and Carryforward Interest pro rata to the Group 2 Senior Certificates from interest in respect of the Group 2 Mortgage Loans;

(4) To pay Current Interest and Carryforward Interest pro rata to the Group 3 Senior Certificates from interest in respect of the Group 3 Mortgage Loans;

(5) To pay Current Interest and Carryforward Interest to each class of Subordinate Certificates sequentially in alphanumeric order;

(6) To pay to the Trustee, Master Servicer, or Securities Administrator previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Pooling & Servicing Agreement;

(7) Any interest remaining after the application of (1) through (6) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the OC Target;

(8) To pay concurrently in proportion of their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Senior Certificate Interest Rate Cap Agreement(1);

(9) To pay Subordinate Certificates sequentially in alphanumeric order any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Subordinate Certificate Interest Rate Cap Agreement(2);

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

(10) To pay to the Subordinate Certificates sequentially in alphanumeric order any Deferred Amounts; and

(11) To pay any required remaining amounts to the holder of the Class C Certificate. (1)(2)

      (1) Any amounts received from the Senior Interest Rate Cap Agreement will be allocated in steps (8) and (11), in that order of priority.

      (2) Any amounts received from the Subordinate Interest Rate Cap Agreement will be allocated in steps (9) and (11), in that order of priority.

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

CARRYFORWARD INTEREST

"Carryforward Interest" for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

"Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

SENIOR CERTIFICATE INTEREST RATE CAP AGREEMENT

The Senior Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Senior Certificates to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans. The Senior Interest Rate Cap Agreement is not subordinated to losses. The twenty-two month Senior Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Senior Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Distribution Date, the interest rate cap provider will make payments equal to the product of (a) the Senior Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of (i) the lesser of 1 Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.

                                  APPROX.      APPROX.
               NOTIONAL           STRIKE       CEILING
PERIOD        BALANCE ($)        RATE (%)      RATE (%)
-------------------------------------------------------
   1        565,209,900.00         4.87          9.05
   2        562,241,847.38         6.22          8.90
   3        558,422,791.65         6.22          8.90
   4        553,754,489.05         6.92          8.82
   5        548,241,131.29         6.22          8.90
   6        541,889,961.72         6.44          8.87
   7        534,711,306.53         6.22          8.90
   8        526,718,588.72         6.44          8.87
   9        517,928,324.38         6.22          8.90
  10        508,360,100.66         6.22          8.90
  11        498,036,534.78         6.44          8.87
  12        486,983,214.12         6.22          8.90
  13        475,228,617.01         6.45          8.87
  14        462,939,906.86         6.23          8.90
  15        450,144,129.56         6.23          8.90
  16        436,870,436.10         6.94          8.82
  17        423,149,960.28         6.23          8.90
  18        409,015,682.55         6.46          8.87
  19        394,502,280.73         6.24          8.90
  20        379,645,968.36         6.46          8.87
  21        364,484,321.46         6.24          8.90
  22        349,056,094.77         6.25          8.89

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

SUBORDINATE CERTIFICATE INTEREST RATE CAP AGREEMENT

The Subordinate Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Subordinate Certificates to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans. The Subordinate Interest Rate Cap Agreement is not subordinated to losses. The twenty-two month Subordinate Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Subordinate Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Distribution Date, the interest rate cap provider will make payments equal to the product of (a) the Subordinate Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of (i) the lesser of 1 Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.

                                  APPROX.      APPROX.
               NOTIONAL           STRIKE       CEILING
PERIOD        BALANCE ($)        RATE (%)      RATE (%)
-------------------------------------------------------
   1        140,856,300.00         3.99          8.17
   2        140,856,300.00         5.34          8.02
   3        140,856,300.00         5.34          8.02
   4        140,856,300.00         6.04          7.94
   5        140,856,300.00         5.34          8.02
   6        140,856,300.00         5.56          7.99
   7        140,856,300.00         5.34          8.02
   8        140,856,300.00         5.56          7.99
   9        140,856,300.00         5.34          8.02
  10        140,856,300.00         5.34          8.02
  11        140,856,300.00         5.56          7.99
  12        140,856,300.00         5.34          8.02
  13        140,856,300.00         5.57          7.99
  14        140,856,300.00         5.35          8.02
  15        140,856,300.00         5.35          8.02
  16        140,856,300.00         6.06          7.94
  17        140,856,300.00         5.35          8.02
  18        140,856,300.00         5.58          7.99
  19        140,856,300.00         5.36          8.02
  20        140,856,300.00         5.58          7.99
  21        140,856,300.00         5.36          8.02
  22        140,856,300.00         5.37          8.01

------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

NET WAC CAP

The "Group 1 Senior Net WAC Cap" for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 1 Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate Group 1 Mortgage Loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period.

The "Group 2 Senior Net WAC Cap" for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 2 Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate Group 2 Mortgage Loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period.

The "Group 3 Senior Net WAC Cap" for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 3 Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate Group 3 Mortgage Loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period.

The "Mezzanine and Subordinate Class Net WAC Cap" for any Distribution Date will be the weighted average of the Group 1 Senior Net WAC Cap, the Group 2 Senior Net WAC Cap and the Group 3 Senior Net WAC Cap, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group has been reduced to zero, such weighting shall be on the basis of the principal balance of such Group.

The "Group Subordinate Amount" is the excess of the aggregate Mortgage Loan Balance of the related Mortgage Loans for the immediately preceding Distribution Date over the aggregate certificate principal balance of the related Senior Certificates, prior to the related Distribution Date.

The "Optimal Interest Remittance Amount" with respect to each Distribution Date, for each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related Collection Period divided by (y) 12, and (B) the aggregate Group Mortgage Loan balance for the immediately preceding Distribution Date.

The "Net Mortgage Rate" with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and the Master Servicing Fee Rate.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

BASIS RISK SHORTFALL

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net WAC Cap, exceeds (b) the amount actually paid based on the applicable Net WAC Cap (such excess, a "Basis Risk Shortfall"), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable interest rate, before the Class C and Class R Certificates are entitled to any distributions. The "Unpaid Basis Risk Shortfall" for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable interest rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

LOSSES

Losses are allocated in the following order: excess spread, overcollateralization, and to the Class M10, Class M9, Class M8, Class M7, Class M6, Class M5, Class M4, Class M3, Class M2 and Class M1 Certificates in that order. The allocation of losses to a class will result in a write down of its principal amount and is referred to as an "Applied Loss Amount". The balance of the Senior Certificates will not be reduced by the allocation of Applied Loss Amounts.

DEFERRED AMOUNT

With respect to each Distribution Date, the "Deferred Amount" for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% OPTIONAL REDEMPTION

The transaction may be called by the majority holders of the Class C Certificates, on any Distribution Date, on which the aggregate Mortgage Loan balance as of the last day on the second preceding due period is reduced to less than 10% of the Cut-off Date balance of the Mortgage Loans (the "Optional Termination Date"). If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Senior Certificates will increase to 2x their initial margins and the margins on the Subordinate Certificates will increase to 1.5x their initial margin.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

CREDIT ENHANCEMENT

SUBORDINATION

The Senior Certificates will have limited protection in the form of the subordination provided by the Subordinate Certificates. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution. Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate certificate principal balance exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until all the Subordinate Certificates have been reduced to zero.

OVERCOLLATERALIZATION

Excess interest will be used to pay down the certificates so the aggregate mortgage loan balance exceeds the aggregate certificate principal balance (the "Overcollateralization" or "OC"). Excess interest will be used to maintain the OC Target.

The "OC Target" with respect to any Distribution Date prior to the Stepdown Date is equal to 1.05% of the Cut-off Date collateral balance. On or after the Stepdown Date, the OC Target is equal to 2.10% of the current collateral balance, subject to a floor equal to 0.50% of the Cut-off Date collateral balance. If a Trigger Event has occurred on the related Distribution Date, the OC Target will be the same as the OC Target on the preceding Distribution Date.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

TRIGGER EVENT

A "Trigger Event" will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [41.20%] of the Senior Enhancement Percentage for that Distribution Date or if Cumulative Realized Losses exceed certain levels set by the rating agencies, and are expected to be as follows:

      Distribution Date                         Loss Percentage
      -----------------                         ---------------
December 2007 to November 2008                      [3.00%]

December 2008 to November 2009                      [4.75%]

December 2009 to November 2010                      [6.00%]

December 2010 and thereafter                        [6.75%]

A "Group One Sequential Trigger Event" is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate balance of the mortgage loans as of the Cut-off Date exceeds [6.75%], or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The "Delinquency Rate" for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such month.

"Cumulative Realized Losses" with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by
(y) the Cut-off Date Pool Balance.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

The "Senior Enhancement Percentage" for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum the aggregate certificate principal amount of the Subordinate Certificates and the OC (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate mortgage loan balance, after giving effect to distributions on that Distribution Date.

The "Target Senior Enhancement Percentage" is equal to 2x the initial Senior Enhancement Percentage.

     INITIAL ENHANCEMENT*                 ON OR AFTER STEPDOWN DATE**
-----------------------------          --------------------------------
   CLASS           PERCENTAGE             CLASS              PERCENTAGE
-----------------------------------------------------------------------
Senior                                 Senior
Certificates         20.79%            Certificates            41.58%
Class M1             15.95%            Class M1                31.90%
Class M2             12.75%            Class M2                25.50%
Class M3             10.80%            Class M3                21.60%
Class M4              9.10%            Class M4                18.20%
Class M5              7.35%            Class M5                14.70%
Class M6              5.90%            Class M6                11.80%
Class M7              4.55%            Class M7                 9.10%
Class M8              3.55%            Class M8                 7.10%
Class M9              2.55%            Class M9                 5.10%
Class M10             1.05%            Class M10                2.10%

*Approximate

**Targeted

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

AVAILABLE FUNDS CAP (1)(2)(3)

PERIOD                        RATE (%)               PERIOD                       RATE (%)
------                        --------               ------                       --------
   1                            5.24                   31                           8.40
   2                            6.59                   32                           8.68
   3                            6.59                   33                           8.41
   4                            7.29                   34                           8.44
   5                            6.59                   35                           8.77
   6                            6.81                   36                           8.49
   7                            6.59                   37                           8.78
   8                            6.81                   38                           8.45
   9                            6.59                   39                           8.45
  10                            6.59                   40                           9.03
  11                            6.81                   41                           8.44
  12                            6.59                   42                           8.72
  13                            6.82                   43                           8.44
  14                            6.60                   44                           8.72
  15                            6.60                   45                           8.43
  16                            7.31                   46                           8.43
  17                            6.60                   47                           8.70
  18                            6.83                   48                           8.42
  19                            6.61                   49                           8.70
  20                            6.83                   50                           8.41
  21                            6.61                   51                           8.41
  22                            6.62                   52                           9.30
  23                            8.66                   53                           8.40
  24                            8.38                   54                           8.68
  25                            8.66                   55                           8.40
  26                            8.39                   56                           8.69
  27                            8.39                   57                           8.41
  28                            9.29                   58                           8.41
  29                            8.39                   59                           8.74
  30                            8.68                   60                           8.46

(1)  Assumes spot LIBOR at the Pricing Prepayment Speed.

(2)  Assumes a closing date and settlement date of November 16, 2004.

(3)  Assumes a distribution date on the 25th of each month.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

AVAILABLE FUNDS CAP (1)(2)(3)

PERIOD                       RATE (%)                PERIOD                      RATE (%)
------                       --------                ------                      --------
   1                           5.24                    31                         10.28
   2                           6.59                    32                         10.63
   3                           6.59                    33                         10.28
   4                           7.29                    34                         10.32
   5                           6.59                    35                         11.96
   6                           6.81                    36                         11.58
   7                           6.59                    37                         11.96
   8                           6.81                    38                         11.52
   9                           6.59                    39                         11.51
  10                           6.59                    40                         12.31
  11                           6.81                    41                         12.32
  12                           6.59                    42                         12.72
  13                           6.82                    43                         12.30
  14                           6.60                    44                         12.70
  15                           6.60                    45                         12.28
  16                           7.31                    46                         12.28
  17                           6.60                    47                         12.70
  18                           6.83                    48                         12.28
  19                           6.61                    49                         12.68
  20                           6.83                    50                         12.26
  21                           6.61                    51                         12.24
  22                           6.62                    52                         13.55
  23                           9.36                    53                         12.25
  24                           9.06                    54                         12.65
  25                           9.36                    55                         12.23
  26                           9.06                    56                         12.64
  27                           9.07                    57                         12.23
  28                          10.04                    58                         12.22
  29                          10.28                    59                         12.68
  30                          10.62                    60                         12.27

(1) Assumes six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed.

(2)  Assumes a closing date and settlement date of November 16, 2004.

(3)  Assumes a distribution date on the 25th of each month.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

SENIOR EFFECTIVE NET FUNDS CAP (1)(2)(3)

PERIOD                       RATE (%)                PERIOD                      RATE (%)
------                       --------                ------                      --------
   1                           9.00                    31                         10.28
   2                           9.00                    32                         10.63
   3                           9.00                    33                         10.28
   4                           9.00                    34                         10.32
   5                           9.00                    35                         11.96
   6                           9.00                    36                         11.58
   7                           9.00                    37                         11.96
   8                           9.00                    38                         11.52
   9                           9.00                    39                         11.51
  10                           9.00                    40                         12.31
  11                           9.00                    41                         12.32
  12                           9.00                    42                         12.72
  13                           9.00                    43                         12.30
  14                           9.00                    44                         12.70
  15                           9.00                    45                         12.28
  16                           9.00                    46                         12.28
  17                           9.00                    47                         12.70
  18                           9.00                    48                         12.28
  19                           9.00                    49                         12.68
  20                           9.00                    50                         12.26
  21                           9.00                    51                         12.24
  22                           9.00                    52                         13.55
  23                           9.36                    53                         12.25
  24                           9.06                    54                         12.65
  25                           9.36                    55                         12.23
  26                           9.06                    56                         12.64
  27                           9.07                    57                         12.23
  28                          10.04                    58                         12.22
  29                          10.28                    59                         12.68
  30                          10.62                    60                         12.27

(1) Assumes six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed. Includes payments from the Interest Rate Cap.

(2)  Assumes a closing date and settlement date of November 16, 2004.

(3)  Assumes a distribution date on the 25th of each month.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

SUBORDINATE EFFECTIVE NET FUNDS CAP (1)(2)(3)

PERIOD                       RATE (%)                PERIOD                      RATE (%)
------                       --------                ------                      --------
   1                           9.00                    31                         10.28
   2                           9.00                    32                         10.63
   3                           9.00                    33                         10.28
   4                           9.00                    34                         10.32
   5                           9.00                    35                         11.96
   6                           9.00                    36                         11.58
   7                           9.00                    37                         11.96
   8                           9.00                    38                         11.52
   9                           9.00                    39                         11.51
  10                           9.00                    40                         12.31
  11                           9.00                    41                         12.32
  12                           9.00                    42                         12.72
  13                           9.00                    43                         12.30
  14                           9.00                    44                         12.70
  15                           9.00                    45                         12.28
  16                           9.00                    46                         12.28
  17                           9.00                    47                         12.70
  18                           9.00                    48                         12.28
  19                           9.00                    49                         12.68
  20                           9.00                    50                         12.26
  21                           9.00                    51                         12.24
  22                           9.00                    52                         13.55
  23                           9.36                    53                         12.25
  24                           9.06                    54                         12.65
  25                           9.36                    55                         12.23
  26                           9.06                    56                         12.64
  27                           9.07                    57                         12.23
  28                          10.04                    58                         12.22
  29                          10.28                    59                         12.68
  30                          10.62                    60                         12.27

(1) Assumes six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed. Includes payments from the Interest Rate Cap.

(2)  Assumes a closing date and settlement date of November 16, 2004.

(3)  Assumes a distribution date on the 25th of each month.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                                    CONTACTS

SYNDICATE                              Kevin White                         (212) 526-9519
                                       Dan Covello                         (212) 526-9519
                                       Paul Tedeschi                       (212) 526-9519

MBS TRADING                            Matt Miller                         (212) 526-8315
                                       Rishi Bansal                        (212) 526-8315
                                       Alar Randmere                       (212) 526-8315
                                       Sumit Chhabra                       (212) 526-8315

MBS BANKING                            Matthew Lewis                       (212) 526-7447
                                       Andor Meszaros                      (212) 526-5150
                                       Scott Stimpfel                      (212) 526-5689

MBS STUCTURING                         Dennis Tsyba                        (212) 526-1102

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                        SENSITIVITY TABLES - TO 10% CALL

Prepayment Assumption (1)(2)            0%            50%            75%             100%          125%           150%
-------------------------------------------------------------------------------------------------------------------------
Class 2A
Average Life (yrs)                       19.30           4.72           3.38            2.65          2.15           1.75
Modified Duration                        14.91           4.32           3.18            2.54          2.08           1.70
First Principal Payment             12/25/2004     12/25/2004     12/25/2004      12/25/2004    12/25/2004     12/25/2004
Last Principal Payment               9/25/2033      8/25/2017      8/25/2013       6/25/2011     2/25/2010      3/25/2009
Principal Window (mos)                     346            153            105              79            63             52
Illustrative Yield                        2.47           2.47           2.47            2.47          2.47           2.47

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE CERTIFICATE ASSUMPTION AS DEFINED ON PAGE 4.

(2)  ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                        SENSITIVITY TABLES - TO MATURITY

Prepayment Assumption (1) (2)           0%             50%           75%             100%          125%           150%
-------------------------------------------------------------------------------------------------------------------------
Class 2A
Average Life (yrs)                       19.33           5.03           3.61            2.82          2.28           1.83
Modified Duration                        14.93           4.54           3.36            2.68          2.19           1.78
First Principal Payment             12/25/2004     12/25/2004     12/25/2004      12/25/2004    12/25/2004     12/25/2004
Last Principal Payment               9/25/2034     12/25/2029      8/25/2023       2/25/2019     1/25/2016     12/25/2013
Principal Window (mos)                     358            301            225             171           134            109
Illustrative Yield                        2.47           2.49           2.49            2.49          2.49           2.49

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE CERTIFICATE ASSUMPTION AS DEFINED ON PAGE 4.

(2)  ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

SPOT AVAILABLE EXCESS SPREAD (1)(2)(3)

            EXCESS               EXCESS
            SPREAD               SPREAD
 PERIOD      (%)       PERIOD      (%)
-------     ------     ------    ------
    1        3.36        31       5.64
    2        4.05        32       5.72
    3        4.05        33       5.61
    4        4.31        34       5.62
    5        4.05        35       5.74
    6        4.13        36       5.63
    7        4.04        37       5.71
    8        4.12        38       5.65
    9        4.03        39       5.66
   10        4.03        40       5.85
   11        4.11        41       5.67
   12        4.02        42       5.76
   13        4.11        43       5.66
   14        4.01        44       5.75
   15        4.01        45       5.65
   16        4.27        46       5.65
   17        4.00        47       5.74
   18        4.08        48       5.64
   19        3.98        49       5.73
   20        4.06        50       5.63
   21        3.97        51       5.63
   22        3.96        52       5.90
   23        5.83        53       5.62
   24        5.73        54       5.71
   25        5.81        55       5.62
   26        5.71        56       5.71
   27        5.69        57       5.62
   28        5.95        58       5.62
   29        5.67        59       5.75
   30        5.75        60       5.66

(1) ASSUMES 1 MONTH LIBOR AND 6 MONTH ARE EQUAL TO THEIR RESPECTIVE FORWARD CURVES (AS OF NOVEMBER 12, 2004).

(2)  ASSUMES 100% OF THE PREPAYMENT ASSUMPTION, AS DEFINED ON PAGE 4.

(3)  ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

FORWARD AVAILABLE EXCESS SPREAD (1)(2)(3)

            EXCESS               EXCESS
            SPREAD               SPREAD
 PERIOD      (%)       PERIOD      (%)
-------     ------     ------    ------
    1        2.99        31       4.92
    2        3.71        32       5.10
    3        3.55        33       4.91
    4        3.69        34       4.66
    5        3.26        35       5.28
    6        3.42        36       5.03
    7        2.99        37       4.89
    8        3.13        38       5.02
    9        3.05        39       4.90
   10        2.76        40       5.11
   11        3.07        41       5.00
   12        2.85        42       5.22
   13        2.81        43       4.75
   14        2.58        44       5.21
   15        2.74        45       4.90
   16        2.89        46       4.74
   17        2.49        47       5.11
   18        2.65        48       4.98
   19        2.34        49       4.98
   20        2.50        50       4.85
   21        2.32        51       4.83
   22        2.17        52       5.22
   23        4.82        53       4.72
   24        4.70        54       5.21
   25        4.56        55       4.73
   26        4.65        56       4.84
   27        4.51        57       4.91
   28        4.81        58       4.62
   29        5.08        59       4.90
   30        5.26        60       5.04

(1) ASSUMES 1 MONTH LIBOR AND 6 MONTH ARE EQUAL TO THEIR RESPECTIVE FORWARD CURVES (AS OF NOVEMBER 12, 2004).

(2)  ASSUMES 100% OF THE PREPAYMENT ASSUMPTION, AS DEFINED ON PAGE 4.

(3)  ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

BREAKEVEN CDR TABLE*

     * The table below indicates the Constant Default Rate ("CDR"), the related cumulative loss on the Mortgage Loans and the weighted average life that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at the 1-month and 6-month Forward LIBOR curve. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 0-month lag from default to loss, (4) timely advances of delinquent principal and interest, and (5) a Trigger Event is in effect.

                                    CUMULATIVE
CLASS            CDR BREAK             LOSS
-----            ---------          ----------
2A                  35.7               26.1%

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                      COLLATERAL SUMMARY (AGGREGATE GROUP)

TOTAL NUMBER OF LOANS                                        3,706
TOTAL OUTSTANDING LOAN BALANCE                         792,843,489
AVERAGE LOAN BALANCE                                       213,935
FIXED RATE                                                   12.51%
ADJUSTABLE RATE                                              87.49%
WEIGHTED AVERAGE COUPON                                       7.25%
WEIGHTED AVERAGE MARGIN                                       6.95%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                         3.00%
WEIGHTED AVERAGE PERIODIC CAP                                 1.50%
WEIGHTED AVERAGE MAXIMUM RATE                                14.23%
WEIGHTED AVERAGE FLOOR                                        7.23%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                           359
WEIGHTED AVERAGE REMAINING TERM (MO.)                          357
WEIGHTED AVERAGE LTV                                         80.51%
WEIGHTED AVERAGE FICO                                          609

PRODUCT TYPE
 2/28 6 Month Libor                                          73.46%
 2/28 6 Month Libor IO                                        9.37%
 3/27 6 Month Libor                                           1.91%
 3/27 6 Month Libor IO                                        0.99%
 5/25 6 Month Libor                                           1.76%
 Fixed Rate                                                  12.51%

PREPAYMENT PENALTY (YEARS)
   None                                                      15.21%
   0.001 - 1.000                                             16.90%
   1.001 - 2.000                                             56.92%
   2.001 - 2.500                                              0.07%
   2.501 - 3.000                                             10.90%

GEOGRAPHIC DISTRIBUTION
(Other States account individually for less
 than 5.00% Of the Cut-Off Date aggregate
 principal balance)
   California                                                29.33%
   New York                                                  12.28%
   New Jersey                                                 9.10%
   Illinois                                                   8.26%
   Florida                                                    6.67%

OCCUPANCY STATUS
   Primary Home                                              92.91%
   Non-Owner                                                  5.99%
   Second Home                                                1.09%

LOAN PURPOSE
Purchase                                                     44.02%
Cash Out Refinance                                           38.85%
Debt Consolidation                                           13.55%
Home Improvement                                              1.97%
Rate/Term Refinance                                           1.61%

LIEN POSITION
   First Lien                                               100.00%

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                  COLLATERAL CHARACTERISTICS (AGGREGATE GROUP)

          Collateral characteristics are listed below as of 11/1/2004.

                          ORIGINAL PRINCIPAL BALANCES

                                                                            TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
ORIGINAL BALANCE ($)                                     NO. OF LOANS                 ($)               PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------
1 - 50,000                                                      9                  448,724.44                   0.06%
50,001 - 75,000                                               147                9,436,219.17                   1.19
75,001 - 100,000                                              333               29,543,638.06                   3.73
100,001 - 125,000                                             436               49,068,540.41                   6.19
125,001 - 150,000                                             398               54,799,255.87                   6.91
150,001 - 175,000                                             397               64,291,803.22                   8.11
175,001 - 200,000                                             334               62,824,417.67                   7.92
200,001 - 225,000                                             276               58,819,588.16                   7.42
225,001 - 250,000                                             211               50,315,186.97                   6.35
250,001 - 275,000                                             215               56,321,560.53                   7.10
275,001 - 300,000                                             167               47,862,760.65                   6.04
300,001 - 350,000                                             288               93,180,912.24                  11.75
350,001 - 400,000                                             198               73,628,574.99                   9.29
400,001 - 450,000                                             140               59,301,815.06                   7.48
450,001 - 500,000                                             105               50,649,240.43                   6.39
500,001 - 600,000                                              32               17,811,936.97                   2.25
600,001 - 700,000                                               8                5,377,956.19                   0.68
700,001 - 800,000                                              10                7,499,600.71                   0.95
800,001 - 900,000                                               2                1,661,756.81                   0.21
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                  COLLATERAL CHARACTERISTICS (AGGREGATE GROUP)

          Collateral characteristics are listed below as of 11/1/2004.

                           CURRENT PRINCIPAL BALANCES

                                                                            TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
CURRENT BALANCE ($)                                       NO. OF LOANS               ($)                PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------
1 - 50,000                                                     11                  548,686.26                   0.07%
50,001 - 75,000                                               146                9,411,248.05                   1.19
75,001 - 100,000                                              332               29,468,647.36                   3.72
100,001 - 125,000                                             439               49,443,400.55                   6.24
125,001 - 150,000                                             397               54,724,063.86                   6.90
150,001 - 175,000                                             396               64,166,305.58                   8.09
175,001 - 200,000                                             333               62,650,247.18                   7.90
200,001 - 225,000                                             278               59,269,313.94                   7.48
225,001 - 250,000                                             209               49,865,461.19                   6.29
250,001 - 275,000                                             218               57,145,575.92                   7.21
275,001 - 300,000                                             166               47,637,479.67                   6.01
300,001 - 350,000                                             288               93,281,626.54                  11.77
350,001 - 400,000                                             197               73,329,100.90                   9.25
400,001 - 450,000                                             139               58,901,840.44                   7.43
450,001 - 500,000                                             105               50,649,240.43                   6.39
500,001 - 600,000                                              32               17,811,936.97                   2.25
600,001 - 700,000                                               8                5,377,956.19                   0.68
700,001 - 800,000                                              10                7,499,600.71                   0.95
800,001 - 900,000                                               2                1,661,756.81                   0.21
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                       ORIGINAL TERMS TO STATED MATURITY

                                                                           TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
ORIGINAL TERM (MONTHS)                                  NO. OF LOANS                ($)                 PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------
1 - 180                                                        21                3,090,274.14                   0.39%
181 - 240                                                       7                1,155,310.47                   0.15
241 - 300                                                       1                  224,072.38                   0.03
301 - 360                                                   3,677              788,373,831.56                  99.44
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------

                       REMAINING TERMS TO STATED MATURITY

                                                                           TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
REMAINING TERM (MONTHS)                                NO. OF LOANS                ($)                 PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------
1-180                                                          21                3,090,274.14                   0.39%
181 - 240                                                       7                1,155,310.47                   0.15
241 - 300                                                       1                  224,072.38                   0.03
301 - 360                                                   3,677              788,373,831.56                  99.44
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------

                                 PROPERTY TYPE

                                                                           TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
  PROPERTY TYPE                                         NO. OF LOANS                ($)                PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------
Single Family                                               3,056              640,990,159.73                  80.85%
Two to Four Family                                            426              110,261,116.77                  13.91
Condominium                                                   224               41,592,212.05                   5.25
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  LOAN PURPOSE

                                                                           TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
   LOAN PURPOSE                                         NO. OF LOANS                ($)                PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------
Purchase                                                    1,682              349,025,595.21                  44.02%
Cash Out Refinance                                          1,430              308,028,630.17                  38.85
Debt Consolidation                                            475              107,430,289.72                  13.55
Home Improvement                                               67               15,615,699.44                   1.97
Rate/Term Refinance                                            52               12,743,274.01                   1.61
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------

                              LOAN-TO-VALUE RATIO

                                                                           TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
LOAN-TO-VALUE (%)                                       NO. OF LOANS                ($)                 PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                                                   65                9,301,833.70                   1.17%
50.01 - 55.00                                                  51                9,642,738.05                   1.22
55.01 - 60.00                                                  78               14,079,528.68                   1.78
60.01 - 65.00                                                 148               32,373,581.12                   4.08
65.01 - 70.00                                                 198               42,204,757.39                   5.32
70.01 - 75.00                                                 290               64,276,766.42                   8.11
75.01 - 80.00                                               1,545              330,975,786.40                  41.75
80.01 - 85.00                                                 302               67,468,229.81                   8.51
85.01 - 90.00                                                 872              182,148,862.02                  22.97
90.01 - 95.00                                                  53               15,703,881.31                   1.98
95.01 - 100.00                                                104               24,667,523.65                   3.11
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  STATE TOP 30

                                                                           TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
STATE (TOP 30)                                          NO. OF LOANS                ($)                PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------
California                                                    826              232,548,386.75                  29.33%
New York                                                      342               97,339,919.30                  12.28
New Jersey                                                    303               72,140,133.41                   9.10
Illinois                                                      387               65,501,896.23                   8.26
Florida                                                       331               52,859,906.10                   6.67
Maryland                                                      171               35,702,163.61                   4.50
Massachusetts                                                 117               32,507,370.11                   4.10
Virginia                                                      124               24,975,659.53                   3.15
Georgia                                                       130               17,965,447.48                   2.27
Nevada                                                         71               16,196,886.27                   2.04
Connecticut                                                    69               12,926,897.61                   1.63
Michigan                                                       80               12,059,440.72                   1.52
Minnesota                                                      69               11,827,457.27                   1.49
Arizona                                                        61               11,635,443.24                   1.47
Colorado                                                       54               10,487,257.31                   1.32
North Carolina                                                 72                9,910,011.25                   1.25
Washington                                                     50                9,824,457.58                   1.24
Hawaii                                                         36                9,573,752.47                   1.21
Pennsylvania                                                   62                8,800,551.68                   1.11
Texas                                                          57                7,578,050.99                   0.96
Oregon                                                         30                5,066,931.17                   0.64
Ohio                                                           40                4,428,955.73                   0.56
Wisconsin                                                      25                3,547,168.38                   0.45
Utah                                                           23                3,352,948.79                   0.42
New Hampshire                                                  13                2,719,231.01                   0.34
Tennessee                                                      20                2,622,680.31                   0.33
Missouri                                                       23                2,409,204.16                   0.30
South Carolina                                                 19                2,388,002.34                   0.30
Delaware                                                       13                2,327,655.17                   0.29
Indiana                                                        22                2,286,967.21                   0.29
Other                                                          66                9,332,655.37                   1.18
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                               DOCUMENTATION TYPE

                                                                           TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
DOCUMENTATION TYPE                                      NO. OF LOANS                ($)                PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------
Full Documentation                                          2,611              539,509,461.84                  68.05%
Stated Documentation                                        1,017              233,158,850.67                  29.41
Easy Documentation                                             78               20,175,176.04                   2.54
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------

                                   FICO SCORE

                                                                           TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
FICO SCORE                                               NO. OF LOANS                ($)                PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------
Under 500                                                       7                1,386,467.81                   0.17%
501 - 525                                                     237               45,524,710.42                   5.74
526 - 550                                                     391               78,131,067.18                   9.85
551 - 575                                                     549              106,046,113.78                  13.38
576 - 600                                                     794              159,307,268.61                  20.09
601 - 625                                                     583              128,903,635.67                  16.26
626 - 650                                                     413               93,289,895.43                  11.77
651 - 675                                                     310               74,009,458.78                   9.33
676 - 700                                                     195               47,952,435.78                   6.05
701 - 725                                                      97               23,671,759.35                   2.99
726 - 750                                                      60               15,801,374.89                   1.99
751 - 775                                                      41               10,049,761.37                   1.27
776 - 800                                                      25                7,610,340.39                   0.96
801 - 825                                                       4                1,159,199.09                   0.15
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------


--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                OCCUPANCY STATUS

                                                                           TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
OCCUPANCY TYPE                                          NO. OF LOANS                 ($)                PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------
Primary Home                                                3,388              736,667,973.40                  92.91%
Investment                                                    278               47,511,067.78                   5.99
Second Home                                                    40                8,664,447.37                   1.09
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------

                                 MORTGAGE RATES

                                                                           TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
   RATE (%)                                             NO. OF LOANS                ($)                PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------
0.001 - 5.000                                                   8                2,055,706.66                   0.26%
5.001 - 6.000                                                 324               89,565,010.06                  11.30
6.001 - 7.000                                               1,184              285,646,116.77                  36.03
7.001 - 8.000                                               1,262              267,472,207.59                  33.74
8.001 - 9.000                                                 675              112,574,952.36                  14.20
9.001 - 10.000                                                171               24,200,065.78                   3.05
10.001 - 11.000                                                64                8,709,161.09                   1.10
11.001 - 12.000                                                16                2,485,798.73                   0.31
12.001 - 13.000                                                 2                  134,469.51                   0.02
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  MAXIMUM RATE

                                                                           TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
MAXIMUM RATE (%)                                        NO. OF LOANS                ($)                PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                                    477               99,218,082.56                  12.51%
11.001 - 12.000                                                 8                2,055,706.66                   0.26
12.001 - 13.000                                               320               88,212,364.50                  11.13
13.001 - 14.000                                             1,020              243,880,365.87                  30.76
14.001 - 15.000                                             1,087              230,492,704.86                  29.07
15.001 - 16.000                                               579               97,204,713.91                  12.26
16.001 - 17.000                                               143               21,240,292.27                   2.68
17.001 - 18.000                                                54                7,918,989.68                   1.00
18.001 - 19.000                                                16                2,485,798.73                   0.31
19.001 - 20.000                                                 2                  134,469.51                   0.02
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------


--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                     FLOOR

                                                                           TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
   FLOOR (%)                                            NO. OF LOANS                ($)                PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                                    477               99,218,082.56                  12.51%
4.001 - 5.000                                                   8                2,055,706.66                   0.26
5.001 - 6.000                                                 321               88,345,695.28                  11.14
6.001 - 7.000                                               1,019              243,747,035.09                  30.74
7.001 - 8.000                                               1,087              230,492,704.86                  29.07
8.001 - 9.000                                                 580               97,371,520.87                  12.28
9.001 - 10.000                                                142               21,073,485.31                   2.66
10.001 - 11.000                                                54                7,918,989.68                   1.00
11.001 - 12.000                                                16                2,485,798.73                   0.31
12.001 - 13.000                                                 2                  134,469.51                   0.02
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      3,706              792,843,488.55                 100.00%
--------------------------------------------------------------------------------------------------------------------


--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  GROSS MARGIN

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
GROSS MARGIN (%)                           NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                       477             99,218,082.56               12.51%
4.001 - 5.000                                      2                935,200.00                0.12
5.001 - 6.000                                     12              2,940,028.29                0.37
6.001 - 7.000                                  3,215            689,750,177.70               87.00
--------------------------------------------------------------------------------------------------
TOTAL:                                         3,706            792,843,488.55              100.00%
--------------------------------------------------------------------------------------------------

                            NEXT RATE ADJUSTMENT DATE

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
NEXT RATE ADJUSTMENT DATE                  NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                       477             99,218,082.56               12.51%
3/1/2006                                           2                480,482.48                0.06
4/1/2006                                           8              2,031,407.89                0.26
5/1/2006                                          29              7,154,647.55                0.90
6/1/2006                                          28              4,974,344.87                0.63
7/1/2006                                         184             37,139,018.93                4.68
8/1/2006                                         386             80,693,003.30               10.18
9/1/2006                                       2,431            523,888,586.44               66.08
10/1/2006                                          1                335,118.04                0.04
4/1/2007                                           1                 52,711.17                0.01
5/1/2007                                           1                184,962.56                0.02
6/1/2007                                           3                442,434.41                0.06
7/1/2007                                           5              1,415,682.20                0.18
8/1/2007                                          17              3,550,470.58                0.45
9/1/2007                                          75             17,301,233.02                2.18
8/1/2009                                           5              1,027,240.66                0.13
9/1/2009                                          53             12,954,061.89                1.63
--------------------------------------------------------------------------------------------------
TOTAL:                                         3,706            792,843,488.55              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                            INITIAL PERIODIC RATE CAP

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
INITIAL PERIODIC RATE CAP (%)              NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                       477             99,218,082.56               12.51%
3.000                                          3,229            693,625,405.99               87.49
--------------------------------------------------------------------------------------------------
TOTAL:                                         3,706            792,843,488.55              100.00%
--------------------------------------------------------------------------------------------------

                                PERIODIC RATE CAP

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
            PERIODIC RATE CAP (%)          NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                       477             99,218,082.56               12.51%
1.500                                          3,229            693,625,405.99               87.49
--------------------------------------------------------------------------------------------------
TOTAL:                                         3,706            792,843,488.55              100.00%
--------------------------------------------------------------------------------------------------

                                  PRODUCT TYPE

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
PRODUCT                                    NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
2/28 6 Month Libor                             2,808            582,401,315.19               73.46%
2/28 6 Month Libor IO                            261             74,295,294.31                9.37
3/27 6 Month Libor                                72             15,124,009.14                1.91
3/27 6 Month Libor IO                             30              7,823,484.80                0.99
5/25 6 Month Libor                                58             13,981,302.55                1.76
Fixed Rate                                       477             99,218,082.56               12.51
--------------------------------------------------------------------------------------------------
TOTAL:                                         3,706            792,843,488.55              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                   INTEREST ONLY PERIOD OF THE MORTGAGE LOANS

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
INTEREST ONLY PERIOD (MONTHS)              NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
0                                              3,415            710,724,709.44               89.64%
24                                               261             74,295,294.31                9.37
36                                                30              7,823,484.80                0.99
--------------------------------------------------------------------------------------------------
TOTAL:                                         3,706            792,843,488.55              100.00%
--------------------------------------------------------------------------------------------------

                                  LIEN POSITION

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
LIEN POSITION                              NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
1st Lien                                       3,706            792,843,488.55              100.00%
--------------------------------------------------------------------------------------------------
TOTAL:                                         3,706            792,843,488.55              100.00%
--------------------------------------------------------------------------------------------------

                    PREPAYMENT PENALTY OF THE MORTGAGE LOANS

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
PREPAYMENT PENALTY PERIOD (MONTHS)         NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
0                                                587            120,580,913.48               15.21%
12                                               600            133,963,934.66               16.90
24                                             2,103            451,307,134.24               56.92
30                                                 2                581,236.74                0.07
36                                               414             86,410,269.43               10.90
--------------------------------------------------------------------------------------------------
TOTAL:                                         3,706            792,843,488.55              100.00%
--------------------------------------------------------------------------------------------------

                    INTEREST ONLY TERM OF THE MORTGAGE LOANS

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
INTEREST ONLY PERIOD (MONTHS)              NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
0                                              3,415               710,724,709               89.64%
24                                               261             74,295,294.31               9.371
36                                                30              7,823,484.80               0.987
--------------------------------------------------------------------------------------------------
TOTAL:                                         3,706            792,843,488.55              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                          COLLATERAL SUMMARY (GROUP 2)

TOTAL NUMBER OF LOANS                                                     1,552
TOTAL OUTSTANDING LOAN BALANCE                                      279,605,108
AVERAGE LOAN BALANCE                                                    180,158
FIXED RATE                                                                13.26%
ADJUSTABLE RATE                                                           86.74%
WEIGHTED AVERAGE COUPON                                                    7.38%
WEIGHTED AVERAGE MARGIN                                                    6.95%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                                      3.00%
WEIGHTED AVERAGE PERIODIC CAP                                              1.50%
WEIGHTED AVERAGE MAXIMUM RATE                                             14.37%
WEIGHTED AVERAGE FLOOR                                                     7.37%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                                        359
WEIGHTED AVERAGE REMAINING TERM (MO.)                                       357
WEIGHTED AVERAGE LTV                                                      79.90%
WEIGHTED AVERAGE FICO                                                    603.78

PRODUCT TYPE
2/28 6 Month Libor                                                        79.70%
2/28 6 Month Libor IO                                                      3.68%
3/27 6 Month Libor                                                         1.87%
3/27 6 Month Libor IO                                                      0.38%
5/25 6 Month Libor                                                         1.10%
Fixed Rate                                                                13.26%

PREPAYMENT PENALTY (YEARS)
   None                                                                   15.90%
   0.001 - 1.000                                                          15.02%
   1.001 - 2.000                                                          57.73%
   2.001 - 3.000                                                          11.35%

GEOGRAPHIC DISTRIBUTION
(Other States account individually for less than 5%
of the Cut-Off Date aggregate principal balance)
California                                                                25.84%
Illinois                                                                  10.23%
New Jersey                                                                 9.28%
New York                                                                   9.00%
Florida                                                                    7.90%

OCCUPANCY STATUS
Primary Home                                                              91.27%
Investment                                                                 7.85%
Second Home                                                                0.88%

LOAN PURPOSE
Purchase                                                                  42.98%
Cash Out Refinance                                                        39.49%
Debt Consolidation                                                        15.32%
Home Improvement                                                           1.48%
Rate/Term Refinance                                                        0.72%

LIEN POSITION
   First Lien                                                            100.00%

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                      COLLATERAL CHARACTERISTICS (GROUP 2)

          Collateral characteristics are listed below as of 11/1/2004.

                           ORIGINAL PRINCIPAL BALANCES

                                                                                        % OF CUT-OFF
                                                            TOTAL CURRENT BALANCE       DATE PRINCIPAL
ORIGINAL BALANCE ($)                       NO. OF LOANS              ($)                    BALANCE
------------------------------------------------------------------------------------------------------
1 - 50,000                                         4                199,026.40                0.07%
50,001 - 75,000                                   58              3,666,187.09                1.31
75,001 - 100,000                                 147             13,036,948.29                4.66
100,001 - 125,000                                201             22,633,942.55                8.09
125,001 - 150,000                                196             26,910,194.05                9.62
150,001 - 175,000                                197             31,932,201.35               11.42
175,001 - 200,000                                183             34,462,623.58               12.33
200,001 - 225,000                                145             30,856,510.21               11.04
225,001 - 250,000                                115             27,484,592.61                9.83
250,001 - 275,000                                108             28,274,826.41               10.11
275,001 - 300,000                                 82             23,589,404.26                8.44
300,001 - 350,000                                116             36,558,650.76               13.08
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 2) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                           CURRENT PRINCIPAL BALANCES

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
CURRENT BALANCE ($)                        NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
1 - 50,000                                         5                249,011.51                0.09%
50,001 - 75,000                                   57              3,616,201.98                1.29
75,001 - 100,000                                 147             13,036,948.29                4.66
100,001 - 125,000                                204             23,008,802.69                8.23
125,001 - 150,000                                194             26,685,210.87                9.54
150,001 - 175,000                                197             31,956,494.88               11.43
175,001 - 200,000                                182             34,288,453.09               12.26
200,001 - 225,000                                146             31,081,378.77               11.12
225,001 - 250,000                                114             27,259,724.05                9.75
250,001 - 275,000                                110             28,823,857.75               10.31
275,001 - 300,000                                 81             23,339,628.21                8.35
300,001 - 350,000                                115             36,259,395.47               12.97
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 2) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                        ORIGINAL TERMS TO STATED MATURITY

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
ORIGINAL TERM (MONTHS)                     NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
1 - 180                                           12              1,530,312.44                0.55%
301 - 360                                      1,540            278,074,795.12               99.45
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

                       REMAINING TERMS TO STATED MATURITY

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
REMAINING TERM (MONTHS)                    NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
1 - 180                                           12              1,530,312.44                0.55%
301 - 360                                      1,540            278,074,795.12               99.45
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

                                  PROPERTY TYPE

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
PROPERTY TYPE                              NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Single Family                                  1,288            228,693,359.29               81.79%
Two to Four Family                               161             34,051,232.04               12.18
Condominium                                      103             16,860,516.23                6.03
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 2) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  LOAN PURPOSE

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
LOAN PURPOSE                               NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Purchase                                         697            120,172,444.06               42.98%
Cash Out Refinance                               588            110,423,570.53               39.49
Debt Consolidation                               230             42,844,053.69               15.32
Home Improvement                                  25              4,151,233.77                1.48
Rate/Term Refinance                               12              2,013,805.51                0.72
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

                              LOAN- TO-VALUE RATIO

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
LOAN-TO-VALUE (%)                          NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
0.01 - 50.00                                      32              4,641,828.26                1.66%
50.01 - 55.00                                     19              3,077,322.55                1.10
55.01 - 60.00                                     36              6,523,704.19                2.33
60.01 - 65.00                                     65             12,563,850.61                4.49
65.01 - 70.00                                     84             17,376,162.70                6.21
70.01 - 75.00                                    120             22,453,807.43                8.03
75.01 - 80.00                                    638            116,394,712.80               41.63
80.01 - 85.00                                    116             21,078,002.76                7.54
85.01 - 90.00                                    378             63,423,286.42               22.68
90.01 - 95.00                                     24              4,705,563.08                1.68
95.01 - 100.00                                    40              7,366,866.76                2.63
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 2) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                 STATE (TOP 30)

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
STATE (TOP 30)                             NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
California                                       338             72,259,108.06               25.84%
Illinois                                         178             28,595,021.41               10.23
New Jersey                                       126             25,949,096.34                9.28
New York                                         112             25,152,494.32                9.00
Florida                                          144             22,093,152.40                7.90
Maryland                                          72             12,669,393.50                4.53
Massachusetts                                     46              9,853,368.36                3.52
Virginia                                          54              9,361,056.59                3.35
Georgia                                           62              7,943,707.59                2.84
Nevada                                            37              7,351,059.81                2.63
Connecticut                                       39              6,766,799.12                2.42
Washington                                        27              5,032,456.21                1.80
Arizona                                           31              5,006,477.43                1.79
Colorado                                          28              4,971,577.59                1.78
North Carolina                                    31              4,588,550.36                1.64
Michigan                                          31              4,271,430.88                1.53
Minnesota                                         19              3,446,675.62                1.23
Hawaii                                            13              2,839,842.16                1.02
Oregon                                            17              2,699,770.34                0.97
Texas                                             21              2,677,455.80                0.96
Pennsylvania                                      21              2,603,034.24                0.93
South Carolina                                    10              1,409,285.49                0.50
Missouri                                          11              1,220,027.17                0.44
Wisconsin                                         10              1,213,754.36                0.43
Indiana                                           10              1,167,247.39                0.42
Utah                                               9              1,128,532.34                0.40
New Hampshire                                      4              1,092,446.54                0.39
Tennessee                                          9                905,752.73                0.32
Idaho                                              8                881,833.70                0.32
Ohio                                               8                824,452.93                0.29
Other                                             26              3,630,246.78                1.30
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 2) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                               DOCUMENTATION TYPE

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
DOCUMENTATION TYPE                         NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Full Documentation                             1,101            191,958,108.78               68.65%
Stated Documentation                             418             80,989,584.79               28.97
Easy Documentation                                33              6,657,413.99                2.38
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

                                   FICO SCORE

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
FICO SCORE                                 NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
1 - 500                                            4                720,148.28                0.26%
501 - 525                                         98             17,422,569.88                6.23
526 - 550                                        163             31,399,513.24               11.23
551 - 575                                        263             45,772,654.21               16.37
576 - 600                                        346             60,788,545.72               21.74
601 - 625                                        210             37,330,280.41               13.35
626 - 650                                        158             27,176,164.06                9.72
651 - 675                                        129             23,295,704.04                8.33
676 - 700                                         82             15,805,609.92                5.65
701 - 725                                         49             10,416,153.37                3.73
726 - 750                                         26              4,853,803.37                1.74
751 - 775                                         16              2,790,500.05                1.00
776 - 800                                          8              1,833,461.01                0.66
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 2) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                OCCUPANCY STATUS

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
OCCUPANCY TYPE                             NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Primary Home                                   1,402            255,191,672.46               91.27%
Investment                                       134             21,948,285.32                7.85
Second Home                                       16              2,465,149.78                0.88
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

                                 MORTGAGE RATES

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
RATE (%)                                   NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
0.001 - 5.000                                      4                890,191.90                0.32%
5.001 - 6.000                                    122             25,665,085.30                9.18
6.001 - 7.000                                    463             88,125,942.47               31.52
7.001 - 8.000                                    563            103,116,653.77               36.88
8.001 - 9.000                                    304             47,699,585.90               17.06
9.001 - 10.000                                    63              8,782,133.26                3.14
10.001 - 11.000                                   28              4,497,271.89                1.61
11.001 - 12.000                                    5                828,243.07                0.30
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 2) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  MAXIMUM RATE

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
MAXIMUM RATE (%)                           NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                       213             37,084,747.28               13.26%
11.001 - 12.000                                    4                890,191.90                0.32
12.001 - 13.000                                  120             25,244,505.95                9.03
13.001 - 14.000                                  396             75,584,485.25               27.03
14.001 - 15.000                                  479             86,781,209.09               31.04
15.001 - 16.000                                  259             41,522,304.86               14.85
16.001 - 17.000                                   50              7,283,059.64                2.60
17.001 - 18.000                                   26              4,386,360.52                1.57
18.001 - 19.000                                    5                828,243.07                0.30
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 2) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                      FLOOR

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
FLOOR (%)                                  NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                       213             37,084,747.28               13.26%
4.001 - 5.000                                      4                890,191.90                0.32
5.001 - 6.000                                    121             25,377,836.73                9.08
6.001 - 7.000                                    395             75,451,154.47               26.98
7.001 - 8.000                                    479             86,781,209.09               31.04
8.001 - 9.000                                    259             41,522,304.86               14.85
9.001 - 10.000                                    50              7,283,059.64                2.60
10.001 - 11.000                                   26              4,386,360.52                1.57
11.001 - 12.000                                    5                828,243.07                0.30
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 2) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  GROSS MARGIN

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
GROSS MARGIN (%)                           NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                       213             37,084,747.28               13.26%
5.001 - 6.000                                      6              1,391,750.45                0.50
6.001 - 7.000                                  1,333            241,128,609.83               86.24
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

                            NEXT RATE ADJUSTMENT DATE

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
NEXT RATE ADJUSTMENT DATE                  NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                       213             37,084,747.28               13.26%
3/1/2006                                           1                202,687.48                0.07
4/1/2006                                           1                298,192.98                0.11
5/1/2006                                          10              2,070,061.11                0.74
6/1/2006                                          12              1,934,511.97                0.69
7/1/2006                                          87             16,037,392.36                5.74
8/1/2006                                         183             32,143,117.64               11.50
9/1/2006                                         993            180,427,278.98               64.53
4/1/2007                                           1                 52,711.17                0.02
6/1/2007                                           3                442,434.41                0.16
7/1/2007                                           2                383,026.84                0.14
8/1/2007                                           4                831,927.24                0.30
9/1/2007                                          25              4,607,702.82                1.65
8/1/2009                                           2                339,260.49                0.12
9/1/2009                                          15              2,750,054.79                0.98
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 2) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                            INITIAL PERIODIC RATE CAP

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
INITIAL PERIODIC RATE CAP (%)              NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                       213             37,084,747.28               13.26%
3.000                                          1,339            242,520,360.28               86.74
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

                                PERIODIC RATE CAP

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
PERIODIC RATE CAP (%)                      NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
Fixed Rate                                       213             37,084,747.28               13.26%
1.500                                          1,339            242,520,360.28               86.74
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

                                  PRODUCT TYPE

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
PRODUCT                                    NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
2/28 6 Month Libor                             1,240            222,836,506.07               79.70%
2/28 6 Month Libor IO                             47             10,276,736.45                3.68
3/27 6 Month Libor                                29              5,242,462.48                1.87
3/27 6 Month Libor IO                              6              1,075,340.00                0.38
5/25 6 Month Libor                                17              3,089,315.28                1.10
Fixed Rate                                       213             37,084,747.28               13.26
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 2) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                   INTEREST ONLY PERIOD OF THE MORTGAGE LOANS

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
INTEREST ONLY PERIOD (MONTHS)              NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
0                                              1,499            268,253,031.11               95.94%
24                                                47             10,276,736.45                3.68
36                                                 6              1,075,340.00                0.38
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

                                  LIEN POSITION

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
LIEN POSITION                              NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
1st Lien                                       1,552            279,605,107.56              100.00
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

                    PREPAYMENT PENALTY OF THE MORTGAGE LOANS

                                                            TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
PREPAYMENT PENALTY PERIOD (MONTHS)         NO. OF LOANS              ($)               PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------
0                                                253             44,469,177.72               15.90%
12                                               231             41,999,365.55               15.02
24                                               889            161,411,090.55               57.73
30                                                 1                154,160.75                0.06
36                                               178             31,571,312.99               11.29
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

                    INTEREST ONLY TERM OF THE MORTGAGE LOANS

                                                                                              % OF
                                                                                            CUT-OFF
                                                                                             DATE
                                                            TOTAL CURRENT BALANCE          PRINCIPAL
INTEREST ONLY PERIOD (MONTHS)              NO. OF LOANS              ($)                    BALANCE
----------------------------------------------------------------------------------------------------
0                                              1,499            268,253,031.11               95.95%
24                                                47             10,276,736.45                3.67
36                                                 6              1,075,340.00                0.38
--------------------------------------------------------------------------------------------------
TOTAL:                                         1,552            279,605,107.56              100.00%
--------------------------------------------------------------------------------------------------

-------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rate3s, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                                 [FREMONT LOGO]

                           $772,625,000 (APPROXIMATE)
                         FREMONT HOME LOAN TRUST 2004-D,
                   MORTGAGE-BACKED CERTIFICATES, SERIES 2004-D

                            FREMONT INVESTMENT & LOAN
                        (ORIGINATOR, SELLER AND SERVICER)

                            FREMONT INVESTMENT & LOAN
                                   (SERVICER)

                                   WELLS FARGO
                                (MASTER SERVICER)

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                         FREMONT HOME LOAN TRUST 2004-D
                            $772,625,000 APPROXIMATE

                                                                   Payment
 Class (1)      Principal      Initial Coupon -      WAL            Window                 Initial   Legal Final   Expected Ratings
             Balance ($) (2)      Benchmark        Call/Mat        Call/Mat      C/E (3)   Margin      Maturity     (S&P/Moody's)(4)
------------------------------------------------------------------------------------------------------------------------------------
  1-A-1(5)    $179,394,000         1M LIBOR      2.65 / 2.82     1-79 / 1-171     20.79%     TBD      12/25/2034         AAA/Aaa
 1-A-2(5)      $44,849,000         1M LIBOR      2.65 / 2.82     1-79 / 1-171     20.79%     TBD      12/25/2034         AAA/Aaa
  2-A (6)     $221,475,000         1M LIBOR      2.65 / 2.82     1-79 / 1-171     20.79%     TBD      12/25/2034         AAA/Aaa
 3-A-1(7)      $56,511,000         1M LIBOR      1.00 / 1.00     1-19 / 1-19      20.79%     TBD      12/25/2034         AAA/Aaa
 3-A-2 (7)    $112,411,000         1M LIBOR      3.00 / 3.00    19-78 / 19-78     20.79%     TBD      12/25/2034         AAA/Aaa
 3-A-3 (7)     $13,371,000         1M LIBOR      6.61 / 8.77    78-79 / 78-168    20.79%     TBD      12/25/2034         AAA/Aaa
    M1        $ 38,373,000         1M LIBOR      4.68 / 5.11    39-79 / 39-143    15.95%     TBD      12/25/2034         AA+/Aa1
    M2         $25,371,000         1M LIBOR      4.66 / 5.06    39-79 / 39-135    12.75%     TBD      12/25/2034         AA/Aa2
    M3         $15,461,000         1M LIBOR      4.64 / 5.03    38-79 / 38-128    10.80%     TBD      12/25/2034         AA-/Aa3
    M4        $ 13,478,000         1M LIBOR      4.64 / 5.00    38-79 / 38-123    9.10%      TBD      12/25/2034          A+/A1
    M5        $ 13,875,000         1M LIBOR      4.64 / 4.98    38-79 / 38-117    7.35%      TBD      12/25/2034          A/A2
    M6         $11,496,000         1M LIBOR      4.63 / 4.93    37-79 / 37-111    5.90%      TBD      12/25/2034          A-/A3
    M7        $ 10,704,000         1M LIBOR      4.62 / 4.87    37-79 / 37-104    4.55%      TBD      12/25/2034        BBB+/Baa1
    M8          $7,928,000         1M LIBOR      4.62 / 4.80    37-79 / 37-96     3.55%      TBD      12/25/2034        BBB/Baa2
    M9          $7,928,000         1M LIBOR      4.62 / 4.70    37-79 / 37-89     2.55%      TBD      12/25/2034        BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
  M10(8)       $11,893,000         1M LIBOR           NOT OFFERED HEREIN          1.05%      TBD      12/25/2034         BB+/Ba2
------------------------------------------------------------------------------------------------------------------------------------

(1) The margins on the Senior Certificates (defined herein) will increase 2x and the margins on the Subordinate Certificates will increase 1.5x the related initial margin after the Optional Termination Date.

(2) The principal balance of each Class of Certificates is subject to a 10% variance.

(3) Includes upfront overcollateralization.

(4) Rating Agency Contacts: Keren Gabay, Moody's Ratings 212.553.2728 and Bridget Steers, Standard and Poor's 212.438.2610

(5) The Class 1-A-1 and Class 1-A-2 Certificates (collectively, the "Group 1 Senior Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Principal Payment Priority" cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).

(6) The Class 2-A Certificates (the "Group 2 Senior Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Principal Payment Priority" cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).

(7) The Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates (collectively, the "Group Senior 3 Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Principal Payment Priority" cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).

(8) The Class M10 Certificates are not offered herein.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                SUMMARY OF TERMS

Issuer:                        Fremont Home Loan Trust 2004-D

Depositor:                     Fremont Mortgage Securities Corporation

Trustee:                       HSBC Bank USA, National Association

Master Servicer and            Wells Fargo Bank, N.A.
Securities Administrator:

Servicer:                      Fremont Investment & Loan

Lead Underwriter:              Lehman Brothers

Co-Managers:                   Bear, Stearns & Co. Inc., Credit Suisse First
                               Boston, Goldman, Sachs & Co., Greenwich Capital
                               Markets, Inc.

Distribution Date:             25th day of each month, or if the 25th day is not
                               a Business Day, the next succeeding Business Day

                               First Distribution Date: December 27, 2004

Cut-off Date:                  November  1, 2004

Pricing Date:                  Week of November [15], 2004

Closing Date:                  On or about November [23], 2004

Settlement Date:               On or about November [23], 2004, through DTC,
                               Euroclear or Clearstream.

Delay Days:                    0 day delay - All Classes

Day Count:                     Actual/360 on the Offered Certificates

Collection Period:             2nd day of prior month through 1st day of month
                               of the related Distribution Date.

Senior Certificates:           Together, the Class 1-A-1 and Class 1-A-2
                               Certificates ( the "Group 1 Senior
                               Certificates"), the Class 2-A Certificates (the
                               "Group 2 Senior Certificates") and the Class
                               3-A-1, Class 3-A-2 and Class 3-A-3 Certificates
                               (the "Group 3 Senior Certificates"), are referred
                               herein as the "Senior Certificates."

Subordinate Certificates:      Together, the Class M1, Class M2, Class M3, Class
                               M4, Class M5, Class M6, Class M7, Class M8, Class
                               M9 and Class M10 Certificates, are referred
                               herein as the "Subordinate Certificates."

Offered Certificates:          Together, the Senior Certificates and the Class
                               M1, Class M2, Class M3, Class M4, Class M5, Class
                               M6, Class M7, Class M8 and Class M9 Certificates,
                               are referred herein as the "Offered
                               Certificates."

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

Certificates:                  Together the Senior Certificates and the
                               Subordinate Certificates, are referred herein as
                               the "Certificates."

Prepayment Period:             The period from and including the 16th day of the
                               month preceding the month in which such
                               Distribution Date occurs to and including the
                               15th day of the month in which that Distribution
                               Date occurs (the prepayment period for the first
                               Distribution Date will be November 2, 2004
                               through and including December 15, 2004).

Servicing Fee:                 The servicing fee is equal to a per annum rate of
                               0.50% of the loan principal balance payable
                               monthly.

Master Servicing Fee:          The master servicing fee is equal to a per annum
                               rate of 0.01% of the loan principal balance
                               payable monthly.

Clearing/Registration:         Book-entry through DTC, Euroclear, and
                               Clearstream.

Denomination:                  $25,000 minimum and increments $1 in excess
                               thereof for the Senior Certificates and the
                               Subordinate Certificates (other than the Class
                               M10 Certificates).

                               $100,000 minimum and increments $1 in excess thereof for the Class M10 Certificates.

SMMEA Eligibility:             The Senior Certificates and the Class M1, Class
                               M2 and Class M3 are expected to be SMMEA
                               eligible.

ERISA Eligibility:             The Senior Certificates and the Subordinate
                               Certificates (other than the Class M10
                               Certificates) are expected to be ERISA eligible.

Tax Status:                    It is anticipated that the Senior Certificates
                               and the Subordinate Certificates will represent
                               ownership of REMIC regular interests for tax
                               purposes.

Pricing Prepayment Speed:      Fixed Rate Mortgage Loans: 115% PPC; 100% of the
                               Prepayment Assumption for the fixed Pricing
                               Prepayment Speed: rate mortgage loans assumes a
                               speed of 4% CPR for the first month and
                               increasing 1.45% (16%/11) CPR for each of the
                               next 11 months to 20% CPR for month 12 and
                               thereafter.

                               Adjustable Rate Mortgage Loans: 4% CPR for the first month and increasing approximately 1.35%
                               (31%/23) CPR for each of the next 23 months to 35% CPR in month 24 and thereafter.

Mortgage Loans:                As of the Cut-off Date the aggregate principal
                               balance of the mortgage loans was approximately
                               $792,843,489 (the "Mortgage Loans") of which (i)
                               approximately $283,100,055 were conforming
                               balance mortgage loans allocated to Group 1 (the
                               "Group 1 Mortgage Loans") (ii) approximately
                               $279,605,108 were conforming balance mortgage
                               loans allocated to Group 2 (the "Group 2 Mortgage
                               Loans") and (iii) approximately $230,138,326 were
                               either conforming or non-conforming balance
                               mortgage loans (the "Group 3 Mortgage Loans").

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

PRINCIPAL PAYMENT PRIORITY

GROUP ONE:

ON EACH DISTRIBUTION DATE, WHENEVER A GROUP ONE SEQUENTIAL TRIGGER EVENT IS IN
EFFECT:

      IA.   Group One Principal Distribution

            (i) First, all principal from the Group 1 Mortgage Loans will be distributed sequentially to the Class 1-A-1 and to the Class 1-A-2 Certificates, in that order, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates, according to their respective Principal Payment Priority.

ON EACH DISTRIBUTION DATE PRIOR TO THE STEPDOWN DATE, WHENEVER A GROUP ONE SEQUENTIAL TRIGGER EVENT IS NOT IN EFFECT:

      IB.   Group One Principal Distribution

            (i) First, all principal from the Group 1 Mortgage Loans will be distributed to the Class 1-A-1 and to the Class 1-A-2 Certificates, pro rata, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates, according to their respective Principal Payment Priority.

GROUP TWO:

ON EACH DISTRIBUTION DATE, (A) PRIOR TO THE STEPDOWN DATE, OR (B) WHENEVER A TRIGGER EVENT IS IN EFFECT:

      II.   Group Two Principal Distribution

            (i) All principal from the Group 2 Mortgage Loans will be distributed to the Class 2-A Certificates until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the holders of the Group 1 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 1 Senior Certificates and the Group 3 Senior Certificates, according to the respective Principal Payment Priority, for the Group 1 Senior Certificates (a) Principal Payment Priority IA if a Group One Sequential Trigger Event is in effect or
            (b)

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

            Principal Payment Priority IB if a Group One Sequential Trigger Event is not in effect, and for the Group 3 Senior Certificates Principal Payment Priority III.(i).

GROUP THREE:

ON EACH DISTRIBUTION DATE, (A) PRIOR TO THE STEPDOWN DATE, OR (B) WHENEVER A TRIGGER EVENT IS IN EFFECT:

      III.  Group Three Principal Distribution

            (i) All principal from the Group 3 Mortgage Loans will be distributed to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, sequentially in that order, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the holders of the Group 1 Senior Certificates and the Group 2 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 1 Senior Certificates and the Group 2 Senior Certificates, according to the respective Principal Payment Priority, for the Group 1 Senior Certificates (a) Principal Payment Priority IA if a Group One Sequential Trigger Event is in effect or
            (b) Principal Payment Priority IB if a Group One Sequential Trigger Event is not in effect, and for the Group 2 Senior Certificates Principal Payment Priority II.(i).

When the principal balance of the Senior Certificates has been reduced to zero, principal will be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, in each case until its certificate principal balance is reduced to zero.

The "Stepdown Date" is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) meets or exceeds the Targeted Senior Enhancement Percentage, or (ii) the 37th Distribution Date.

ON EACH DISTRIBUTION DATE, ON OR AFTER THE STEPDOWN DATE AND AS LONG AS A TRIGGER EVENT IS NOT IN EFFECT:

      IV.   Group One Principal Distribution

      (i) First, all principal from the Group 1 Mortgage Loans will be distributed pro-rata to the Class 1-A-1 and Class 1-A-2 Certificates until the Target Senior Enhancement Percentage has been reached.

      (ii) Second, after taking into account the amount distributed to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 2 Senior Certificates and the Group 3 Senior Certificates, distributions within each group will be distributed according to Principal Payment Rule V(i) and VI(i), respectively; and

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

      (iii) Once the Targeted Senior Enhancement Percentage has been reached with respect to all Senior Certificates, all principal will then be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective original credit enhancement percentage for that class, as a product of the current aggregate loan balance, subject to a floor equal to 0.50% of the Cut-off Date balance of the Mortgage Loans.

      V.    Group Two Principal Distribution

      (i) First, all principal from the Group 2 Mortgage Loans will be paid to the Class 2-A Certificates, until the Targeted Senior Enhancement Percentage has been reached; and

      (ii) Second, after taking into account the amount distributed to the holders of the Group 1 Senior Certificates and the Group 3 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 1 Senior Certificates and the Group 3 Senior Certificates, distributions within each group will be distributed according to Principal Payment Rule IV(i) and VI(i), respectively; and

      (iii) Third, once the Targeted Senior Enhancement Percentage has been reached with respect to all Senior Certificates, all principal will then be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective original credit enhancement percentage for that class, as a product of the current aggregate loan balance, subject to a floor equal to 0.50% of the Cut-off Date balance of the Mortgage Loans.

      VI.   Group Three Principal Distribution

      (i) First, all principal from the Group 3 Mortgage Loans will be distributed sequentially to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, in that order, until the Targeted Senior Enhancement Percentage has been reached; and

      (ii) Second, after taking into account the amount distributed to the holders of the Group 1 Senior Certificates and the Group 2 Senior Certificates on such Distribution Date, pro-rata to the holders of the Group 1 Senior Certificates and the Group 2 Senior Certificates, distributions within each group will be distributed according to Principal Payment Rule IV(i) and V(i), respectively, until the Targeted Senior Enhancement Percentage has been reached; and

      (iii) Third, once the Targeted Senior Enhancement Percentage has been reached with respect to all Senior Certificates, all principal will then be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective original credit enhancement percentage for that class, as a product of the current aggregate loan balance, subject to a floor equal to 0.50% of the Cut-off Date balance of the Mortgage Loans.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

INTEREST PAYMENT PRIORITY

The Interest Rates for each Class of Certificates will be equal to the lesser of
(i) 1 Month LIBOR plus its respective margin and (ii) its respective Net WAC Cap (as defined herein). Interest for the Certificates will be calculated on an actual/360 basis.

The "Accrual Period" for the Certificates, for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (in the case of the first Accrual Period beginning on the Settlement Date) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1) To pay the Servicing Fee, Master Servicing Fee, and certain costs, liabilities, and expenses of the Trustee, Master Servicer, or Securities Administrator to the extent provided in the Pooling & Servicing Agreement;

(2) To pay Current Interest and Carryforward Interest pro rata to the Group 1 Senior Certificates from interest in respect of the Group 1 Mortgage Loans;

(3) To pay Current Interest and Carryforward Interest pro rata to the Group 2 Senior Certificates from interest in respect of the Group 2 Mortgage Loans;

(4) To pay Current Interest and Carryforward Interest pro rata to the Group 3 Senior Certificates from interest in respect of the Group 3 Mortgage Loans;

(5) To pay Current Interest and Carryforward Interest to each class of Subordinate Certificates sequentially in alphanumeric order;

(6) To pay to the Trustee, Master Servicer, or Securities Administrator previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Pooling & Servicing Agreement;

(7) Any interest remaining after the application of (1) through (6) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the OC Target;

(8) To pay concurrently in proportion of their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Senior Certificate Interest Rate Cap Agreement(1);

(9) To pay Subordinate Certificates sequentially in alphanumeric order any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Subordinate Certificate Interest Rate Cap Agreement(2);

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

(10) To pay to the Subordinate Certificates sequentially in alphanumeric order any Deferred Amounts; and

(11) To pay any required remaining amounts to the holder of the Class C Certificate. (1)(2)

      (1) Any amounts received from the Senior Interest Rate Cap Agreement will be allocated in steps (8) and (11), in that order of priority.

      (2) Any amounts received from the Subordinate Interest Rate Cap Agreement will be allocated in steps (9) and (11), in that order of priority.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

CARRYFORWARD INTEREST

"Carryforward Interest" for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

"Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

SENIOR CERTIFICATE INTEREST RATE CAP AGREEMENT

The Senior Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Senior Certificates to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans. The Senior Interest Rate Cap Agreement is not subordinated to losses. The twenty-two month Senior Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Senior Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Distribution Date, the interest rate cap provider will make payments equal to the product of (a) the Senior Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of (i) the lesser of 1 Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.

                                 APPROX.        APPROX.
              NOTIONAL           STRIKE        CEILING
PERIOD        BALANCE ($)        RATE (%)      RATE (%)
-------------------------------------------------------
   1        565,209,900.00         4.87          9.05
   2        562,241,847.38         6.22          8.90
   3        558,422,791.65         6.22          8.90
   4        553,754,489.05         6.92          8.82
   5        548,241,131.29         6.22          8.90
   6        541,889,961.72         6.44          8.87
   7        534,711,306.53         6.22          8.90
   8        526,718,588.72         6.44          8.87
   9        517,928,324.38         6.22          8.90
  10        508,360,100.66         6.22          8.90
  11        498,036,534.78         6.44          8.87
  12        486,983,214.12         6.22          8.90
  13        475,228,617.01         6.45          8.87
  14        462,939,906.86         6.23          8.90
  15        450,144,129.56         6.23          8.90
  16        436,870,436.10         6.94          8.82
  17        423,149,960.28         6.23          8.90
  18        409,015,682.55         6.46          8.87
  19        394,502,280.73         6.24          8.90
  20        379,645,968.36         6.46          8.87
  21        364,484,321.46         6.24          8.90
  22        349,056,094.77         6.25          8.89

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

SUBORDINATE CERTIFICATE INTEREST RATE CAP AGREEMENT

The Subordinate Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Subordinate Certificates to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans. The Subordinate Interest Rate Cap Agreement is not subordinated to losses. The twenty-two month Subordinate Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Subordinate Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Distribution Date, the interest rate cap provider will make payments equal to the product of (a) the Subordinate Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of (i) the lesser of 1 Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.

                                 APPROX.     APPROX.
                NOTIONAL         STRIKE     CEILING
PERIOD         BALANCE ($)       RATE (%)   RATE (%)
----------------------------------------------------
   1         140,856,300.00       3.99        8.17
   2         140,856,300.00       5.34        8.02
   3         140,856,300.00       5.34        8.02
   4         140,856,300.00       6.04        7.94
   5         140,856,300.00       5.34        8.02
   6         140,856,300.00       5.56        7.99
   7         140,856,300.00       5.34        8.02
   8         140,856,300.00       5.56        7.99
   9         140,856,300.00       5.34        8.02
  10         140,856,300.00       5.34        8.02
  11         140,856,300.00       5.56        7.99
  12         140,856,300.00       5.34        8.02
  13         140,856,300.00       5.57        7.99
  14         140,856,300.00       5.35        8.02
  15         140,856,300.00       5.35        8.02
  16         140,856,300.00       6.06        7.94
  17         140,856,300.00       5.35        8.02
  18         140,856,300.00       5.58        7.99
  19         140,856,300.00       5.36        8.02
  20         140,856,300.00       5.58        7.99
  21         140,856,300.00       5.36        8.02
  22         140,856,300.00       5.37        8.01

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

NET WAC CAP

The "Group 1 Senior Net WAC Cap" for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 1 Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate Group 1 Mortgage Loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period.

The "Group 2 Senior Net WAC Cap" for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 2 Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate Group 2 Mortgage Loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period.

The "Group 3 Senior Net WAC Cap" for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 3 Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate Group 3 Mortgage Loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period.

The "Mezzanine and Subordinate Class Net WAC Cap" for any Distribution Date will be the weighted average of the Group 1 Senior Net WAC Cap, the Group 2 Senior Net WAC Cap and the Group 3 Senior Net WAC Cap, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group has been reduced to zero, such weighting shall be on the basis of the principal balance of such Group.

The "Group Subordinate Amount" is the excess of the aggregate Mortgage Loan Balance of the related Mortgage Loans for the immediately preceding Distribution Date over the aggregate certificate principal balance of the related Senior Certificates, prior to the related Distribution Date.

The "Optimal Interest Remittance Amount" with respect to each Distribution Date, for each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related Collection Period divided by (y) 12, and (B) the aggregate Group Mortgage Loan balance for the immediately preceding Distribution Date.

The "Net Mortgage Rate" with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and the Master Servicing Fee Rate.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

BASIS RISK SHORTFALL

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net WAC Cap, exceeds (b) the amount actually paid based on the applicable Net WAC Cap (such excess, a "Basis Risk Shortfall"), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable interest rate, before the Class C and Class R Certificates are entitled to any distributions. The "Unpaid Basis Risk Shortfall" for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable interest rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

LOSSES

Losses are allocated in the following order: excess spread, overcollateralization, and to the Class M10, Class M9, Class M8, Class M7, Class M6, Class M5, Class M4, Class M3, Class M2 and Class M1 Certificates in that order. The allocation of losses to a class will result in a write down of its principal amount and is referred to as an "Applied Loss Amount". The balance of the Senior Certificates will not be reduced by the allocation of Applied Loss Amounts.

DEFERRED AMOUNT

With respect to each Distribution Date, the "Deferred Amount" for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% OPTIONAL REDEMPTION

The transaction may be called by the majority holders of the Class C Certificates, on any Distribution Date, on which the aggregate Mortgage Loan balance as of the last day on the second preceding due period is reduced to less than 10% of the Cut-off Date balance of the Mortgage Loans (the "Optional Termination Date"). If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Senior Certificates will increase to 2x their initial margins and the margins on the Subordinate Certificates will increase to 1.5x their initial margin.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

CREDIT ENHANCEMENT

SUBORDINATION

The Senior Certificates will have limited protection in the form of the subordination provided by the Subordinate Certificates. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution. Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate certificate principal balance exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until all the Subordinate Certificates have been reduced to zero.

OVERCOLLATERALIZATION

Excess interest will be used to pay down the certificates so the aggregate mortgage loan balance exceeds the aggregate certificate principal balance (the "Overcollateralization" or "OC"). Excess interest will be used to maintain the OC Target.

The "OC Target" with respect to any Distribution Date prior to the Stepdown Date is equal to 1.05% of the Cut-off Date collateral balance. On or after the Stepdown Date, the OC Target is equal to 2.10% of the current collateral balance, subject to a floor equal to 0.50% of the Cut-off Date collateral balance. If a Trigger Event has occurred on the related Distribution Date, the OC Target will be the same as the OC Target on the preceding Distribution Date.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

TRIGGER EVENT

A "Trigger Event" will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [41.20%] of the Senior Enhancement Percentage for that Distribution Date or if Cumulative Realized Losses exceed certain levels set by the rating agencies, and are expected to be as follows:

     Distribution Date                       Loss Percentage
     -----------------                       ---------------
December 2007 to November 2008                    [3.00%]

December 2008 to November 2009                    [4.75%]

December 2009 to November 2010                    [6.00%]

December 2010 and thereafter                      [6.75%]

A "Group One Sequential Trigger Event" is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate balance of the mortgage loans as of the Cut-off Date exceeds [6.75%], or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The "Delinquency Rate" for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such month.

"Cumulative Realized Losses" with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by
(y) the Cut-off Date Pool Balance.

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

The "Senior Enhancement Percentage" for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum the aggregate certificate principal amount of the Subordinate Certificates and the OC (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate mortgage loan balance, after giving effect to distributions on that Distribution Date.

The "Target Senior Enhancement Percentage" is equal to 2x the initial Senior Enhancement Percentage.

     INITIAL ENHANCEMENT*               ON OR AFTER STEPDOWN DATE**
-----------------------------------------------------------------------
   CLASS            PERCENTAGE             CLASS             PERCENTAGE
-----------------------------------------------------------------------
Senior                                 Senior
Certificates          20.79%           Certificates            41.58%
Class M1              15.95%           Class M1                31.90%
Class M2              12.75%           Class M2                25.50%
Class M3              10.80%           Class M3                21.60%
Class M4               9.10%           Class M4                18.20%
Class M5               7.35%           Class M5                14.70%
Class M6               5.90%           Class M6                11.80%
Class M7               4.55%           Class M7                 9.10%
Class M8               3.55%           Class M8                 7.10%
Class M9               2.55%           Class M9                 5.10%
Class M10              1.05%           Class M10                2.10%

*Approximate

**Targeted

--------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

AVAILABLE FUNDS CAP (1) (2) (3)

PERIOD   RATE (%)  PERIOD    RATE (%)
------   --------  ------    --------
   1       5.24      31        8.40
   2       6.59      32        8.68
   3       6.59      33        8.41
   4       7.29      34        8.44
   5       6.59      35        8.77
   6       6.81      36        8.49
   7       6.59      37        8.78
   8       6.81      38        8.45
   9       6.59      39        8.45
  10       6.59      40        9.03
  11       6.81      41        8.44
  12       6.59      42        8.72
  13       6.82      43        8.44
  14       6.60      44        8.72
  15       6.60      45        8.43
  16       7.31      46        8.43
  17       6.60      47        8.70
  18       6.83      48        8.42
  19       6.61      49        8.70
  20       6.83      50        8.41
  21       6.61      51        8.41
  22       6.62      52        9.30
  23       8.66      53        8.40
  24       8.38      54        8.68
  25       8.66      55        8.40
  26       8.39      56        8.69
  27       8.39      57        8.41
  28       9.29      58        8.41
  29       8.39      59        8.74
  30       8.68      60        8.46

(1) Assumes spot LIBOR at the Pricing Prepayment Speed.

(2) Assumes a closing date and settlement date of November 16, 2004.

(3) Assumes a distribution date on the 25th of each month.

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

AVAILABLE FUNDS CAP (1) (2) (3)

PERIOD      RATE (%)    PERIOD     RATE (%)
------      --------    ------     --------
   1          5.24        31        10.28
   2          6.59        32        10.63
   3          6.59        33        10.28
   4          7.29        34        10.32
   5          6.59        35        11.96
   6          6.81        36        11.58
   7          6.59        37        11.96
   8          6.81        38        11.52
   9          6.59        39        11.51
  10          6.59        40        12.31
  11          6.81        41        12.32
  12          6.59        42        12.72
  13          6.82        43        12.30
  14          6.60        44        12.70
  15          6.60        45        12.28
  16          7.31        46        12.28
  17          6.60        47        12.70
  18          6.83        48        12.28
  19          6.61        49        12.68
  20          6.83        50        12.26
  21          6.61        51        12.24
  22          6.62        52        13.55
  23          9.36        53        12.25
  24          9.06        54        12.65
  25          9.36        55        12.23
  26          9.06        56        12.64
  27          9.07        57        12.23
  28         10.04        58        12.22
  29         10.28        59        12.68
  30         10.62        60        12.27

(1) Assumes six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed.

(2) Assumes a closing date and settlement date of November 16, 2004.

(3) Assumes a distribution date on the 25th of each month.

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

SENIOR EFFECTIVE NET FUNDS CAP (1) (2) (3)

PERIOD       RATE (%)     PERIOD     RATE (%)
------       --------     ------     --------
   1           9.00         31        10.28
   2           9.00         32        10.63
   3           9.00         33        10.28
   4           9.00         34        10.32
   5           9.00         35        11.96
   6           9.00         36        11.58
   7           9.00         37        11.96
   8           9.00         38        11.52
   9           9.00         39        11.51
  10           9.00         40        12.31
  11           9.00         41        12.32
  12           9.00         42        12.72
  13           9.00         43        12.30
  14           9.00         44        12.70
  15           9.00         45        12.28
  16           9.00         46        12.28
  17           9.00         47        12.70
  18           9.00         48        12.28
  19           9.00         49        12.68
  20           9.00         50        12.26
  21           9.00         51        12.24
  22           9.00         52        13.55
  23           9.36         53        12.25
  24           9.06         54        12.65
  25           9.36         55        12.23
  26           9.06         56        12.64
  27           9.07         57        12.23
  28          10.04         58        12.22
  29          10.28         59        12.68
  30          10.62         60        12.27

(1) Assumes six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed. Includes payments from the Interest Rate Cap.

(2) Assumes a closing date and settlement date of November 16, 2004.

(3) Assumes a distribution date on the 25th of each month.

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

SUBORDINATE EFFECTIVE NET FUNDS CAP (1) (2) (3)

PERIOD        RATE (%)    PERIOD      RATE (%)
------        --------    ------      --------
   1            9.00       31          10.28
   2            9.00       32          10.63
   3            9.00       33          10.28
   4            9.00       34          10.32
   5            9.00       35          11.96
   6            9.00       36          11.58
   7            9.00       37          11.96
   8            9.00       38          11.52
   9            9.00       39          11.51
  10            9.00       40          12.31
  11            9.00       41          12.32
  12            9.00       42          12.72
  13            9.00       43          12.30
  14            9.00       44          12.70
  15            9.00       45          12.28
  16            9.00       46          12.28
  17            9.00       47          12.70
  18            9.00       48          12.28
  19            9.00       49          12.68
  20            9.00       50          12.26
  21            9.00       51          12.24
  22            9.00       52          13.55
  23            9.36       53          12.25
  24            9.06       54          12.65
  25            9.36       55          12.23
  26            9.06       56          12.64
  27            9.07       57          12.23
  28           10.04       58          12.22
  29           10.28       59          12.68
  30           10.62       60          12.27

(1) Assumes six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed. Includes payments from the Interest Rate Cap.

(2) Assumes a closing date and settlement date of November 16, 2004.

(3) Assumes a distribution date on the 25th of each month.

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                                    CONTACTS

SYNDICATE                    Kevin White                         (212) 526-9519
                             Dan Covello                         (212) 526-9519
                             Paul Tedeschi                       (212) 526-9519

MBS TRADING                  Matt Miller                         (212) 526-8315
                             Rishi Bansal                        (212) 526-8315
                             Alar Randmere                       (212) 526-8315
                             Sumit Chhabra                       (212) 526-8315

MBS BANKING                  Matthew Lewis                       (212) 526-7447
                             Andor Meszaros                      (212) 526-5150
                             Scott Stimpfel                      (212) 526-5689

MBS STUCTURING               Dennis Tsyba                        (212) 526-1102

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                        SENSITIVITY TABLES - TO 10% CALL

Prepayment Assumption (1)(2)           0%             50%           75%             100%           125%           150%
----------------------------       -----------     ----------    -----------     -----------    ----------     ----------
Class 1-A-1

Average Life (yrs)                       19.31           4.73           3.38            2.66          2.15           1.75
Modified Duration                        14.96           4.33           3.19            2.54          2.08           1.70
First Principal Payment             12/25/2004     12/25/2004     12/25/2004      12/25/2004    12/25/2004     12/25/2004
Last Principal Payment               9/25/2033      8/25/2017      8/25/2013       6/25/2011     2/25/2010      3/25/2009
Principal Window (mos)                     346            153            105              79            63             52
Illustrative Yield                        2.45           2.45           2.45            2.45          2.45           2.45

Class 1-A-2

Average Life (yrs)                       19.31           4.73           3.38            2.66          2.15           1.75
Modified Duration                        14.91           4.33           3.19            2.54          2.08           1.70
First Principal Payment             12/25/2004     12/25/2004     12/25/2004      12/25/2004    12/25/2004     12/25/2004
Last Principal Payment               9/25/2033      8/25/2017      8/25/2013       6/25/2011     2/25/2010      3/25/2009
Principal Window (mos)                     346            153            105              79            63             52
Illustrative Yield                        2.48           2.48           2.48            2.48          2.48           2.48

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE CERTIFICATE ASSUMPTION AS DEFINED ON PAGE 4.

(2)   ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                        SENSITIVITY TABLES - TO MATURITY

Prepayment Assumption (1) (2)           0%             50%            75%            100%          125%           150%
-------------------------------     ----------     ----------     ----------      ----------    ----------     ----------
Class 1-A-1

Average Life (yrs)                       19.34           5.04           3.62            2.83          2.28           1.84
Modified Duration                        14.97           4.55           3.37            2.68          2.19           1.78
First Principal Payment             12/25/2004     12/25/2004     12/25/2004      12/25/2004    12/25/2004     12/25/2004
Last Principal Payment               9/25/2034     12/25/2029      9/25/2023       2/25/2019     1/25/2016     12/25/2013
Principal Window (mos)                     358            301            226             171           134            109
Illustrative Yield                        2.45           2.47           2.47            2.47          2.47           2.47

Class 1-A-2

Average Life (yrs)                       19.34           5.04           3.62            2.83          2.28           1.84
Modified Duration                        14.93           4.55           3.37            2.68          2.19           1.78
First Principal Payment             12/25/2004     12/25/2004     12/25/2004      12/25/2004    12/25/2004     12/25/2004
Last Principal Payment               9/25/2034     12/25/2029      9/25/2023       2/25/2019     1/25/2016     12/25/2013
Principal Window (mos)                     358            301            226             171           134            109
Illustrative Yield                        2.48           2.50           2.50            2.50          2.50           2.50

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE CERTIFICATE ASSUMPTION AS DEFINED ON PAGE 4.

(2)   ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

SPOT AVAILABLE EXCESS SPREAD (1) (2) (3)

           EXCESS               EXCESS
           SPREAD               SPREAD
PERIOD      (%)       PERIOD      (%)
------     ------     ------    ------
   1        3.36        31       5.64
   2        4.05        32       5.72
   3        4.05        33       5.61
   4        4.31        34       5.62
   5        4.05        35       5.74
   6        4.13        36       5.63
   7        4.04        37       5.71
   8        4.12        38       5.65
   9        4.03        39       5.66
  10        4.03        40       5.85
  11        4.11        41       5.67
  12        4.02        42       5.76
  13        4.11        43       5.66
  14        4.01        44       5.75
  15        4.01        45       5.65
  16        4.27        46       5.65
  17        4.00        47       5.74
  18        4.08        48       5.64
  19        3.98        49       5.73
  20        4.06        50       5.63
  21        3.97        51       5.63
  22        3.96        52       5.90
  23        5.83        53       5.62
  24        5.73        54       5.71
  25        5.81        55       5.62
  26        5.71        56       5.71
  27        5.69        57       5.62
  28        5.95        58       5.62
  29        5.67        59       5.75
  30        5.75        60       5.66

(1) ASSUMES 1 MONTH LIBOR AND 6 MONTH ARE EQUAL TO THEIR RESPECTIVE FORWARD CURVES (AS OF NOVEMBER 12, 2004).

(2) ASSUMES 100% OF THE PREPAYMENT ASSUMPTION, AS DEFINED ON PAGE 4.

(3) ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

FORWARD AVAILABLE EXCESS SPREAD (1) (2) (3)

          EXCESS               EXCESS
          SPREAD               SPREAD
PERIOD     (%)       PERIOD      (%)
------    ------     ------    ------
  1        2.99        31       4.92
  2        3.71        32       5.10
  3        3.55        33       4.91
  4        3.69        34       4.66
  5        3.26        35       5.28
  6        3.42        36       5.03
  7        2.99        37       4.89
  8        3.13        38       5.02
  9        3.05        39       4.90
 10        2.76        40       5.11
 11        3.07        41       5.00
 12        2.85        42       5.22
 13        2.81        43       4.75
 14        2.58        44       5.21
 15        2.74        45       4.90
 16        2.89        46       4.74
 17        2.49        47       5.11
 18        2.65        48       4.98
 19        2.34        49       4.98
 20        2.50        50       4.85
 21        2.32        51       4.83
 22        2.17        52       5.22
 23        4.82        53       4.72
 24        4.70        54       5.21
 25        4.56        55       4.73
 26        4.65        56       4.84
 27        4.51        57       4.91
 28        4.81        58       4.62
 29        5.08        59       4.90
 30        5.26        60       5.04

(1) ASSUMES 1 MONTH LIBOR AND 6 MONTH ARE EQUAL TO THEIR RESPECTIVE FORWARD CURVES (AS OF NOVEMBER 12, 2004).

(2) ASSUMES 100% OF THE PREPAYMENT ASSUMPTION, AS DEFINED ON PAGE 4.

(3) ASSUMES A SETTLEMENT DATE AND CLOSING DATE AS OF NOVEMBER 16, 2004.

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

BREAKEVEN CDR TABLE*

         * The table below indicates the Constant Default Rate ("CDR"), the related cumulative loss on the Mortgage Loans and the weighted average life that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at the 1-month and 6-month Forward LIBOR curve. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 0-month lag from default to loss, (4) timely advances of delinquent principal and interest, and (5) a Trigger Event is in effect.

                                      CUMULATIVE
CLASS             CDR BREAK              LOSS
-----             ---------           ----------
1-A-1               83.0                37.0%
1-A-2               35.7                26.1%

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                      COLLATERAL SUMMARY (AGGREGATE GROUP)

TOTAL NUMBER OF LOANS                                  3,706
TOTAL OUTSTANDING LOAN BALANCE                   792,843,489
AVERAGE LOAN BALANCE                                 213,935
FIXED RATE                                             12.51%
ADJUSTABLE RATE                                        87.49%
WEIGHTED AVERAGE COUPON                                 7.25%
WEIGHTED AVERAGE MARGIN                                 6.95%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                   3.00%
WEIGHTED AVERAGE PERIODIC CAP                           1.50%
WEIGHTED AVERAGE MAXIMUM RATE                          14.23%
WEIGHTED AVERAGE FLOOR                                  7.23%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                     359
WEIGHTED AVERAGE REMAINING TERM (MO.)                    357
WEIGHTED AVERAGE LTV                                   80.51%
WEIGHTED AVERAGE FICO                                    609


PRODUCT TYPE
   2/28 6 Month Libor                                  73.46%
   2/28 6 Month Libor IO                                9.37%
   3/27 6 Month Libor                                   1.91%
   3/27 6 Month Libor IO                                0.99%
   5/25 6 Month Libor                                   1.76%
   Fixed Rate                                          12.51%

PREPAYMENT PENALTY (YEARS)
    None                                               15.21%
    0.001 - 1.000                                      16.90%
    1.001 - 2.000                                      56.92%
    2.001 - 2.500                                       0.07%
    2.501 - 3.000                                      10.90%

GEOGRAPHIC DISTRIBUTION
(Other States account individually for less than
 5.00% Of the Cut-Off Date aggregate principal
 balance)
   California                                          29.33%
   New York                                            12.28%
   New Jersey                                           9.10%
   Illinois                                             8.26%
   Florida                                              6.67%

OCCUPANCY STATUS
   Primary Home                                        92.91%
   Non-Owner                                            5.99%
   Second Home                                          1.09%

LOAN PURPOSE
Purchase                                               44.02%
Cash Out Refinance                                     38.85%
Debt Consolidation                                     13.55%
Home Improvement                                        1.97%
Rate/Term Refinance                                     1.61%

LIEN POSITION
   First Lien                                         100.00%

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                  COLLATERAL CHARACTERISTICS (AGGREGATE GROUP)

          Collateral characteristics are listed below as of 11/1/2004.

                          ORIGINAL PRINCIPAL BALANCES

                                                      TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
ORIGINAL BALANCE ($)               NO. OF LOANS               ($)                  PRINCIPAL BALANCE
--------------------               ------------       ---------------------        -----------------
1       - 50,000                           9                  448,724.44                   0.06%
50,001  - 75,000                         147                9,436,219.17                   1.19
75,001  - 100,000                        333               29,543,638.06                   3.73
100,001 - 125,000                        436               49,068,540.41                   6.19
125,001 - 150,000                        398               54,799,255.87                   6.91
150,001 - 175,000                        397               64,291,803.22                   8.11
175,001 - 200,000                        334               62,824,417.67                   7.92
200,001 - 225,000                        276               58,819,588.16                   7.42
225,001 - 250,000                        211               50,315,186.97                   6.35
250,001 - 275,000                        215               56,321,560.53                   7.10
275,001 - 300,000                        167               47,862,760.65                   6.04
300,001 - 350,000                        288               93,180,912.24                  11.75
350,001 - 400,000                        198               73,628,574.99                   9.29
400,001 - 450,000                        140               59,301,815.06                   7.48
450,001 - 500,000                        105               50,649,240.43                   6.39
500,001 - 600,000                         32               17,811,936.97                   2.25
600,001 - 700,000                          8                5,377,956.19                   0.68
700,001 - 800,000                         10                7,499,600.71                   0.95
800,001 - 900,000                          2                1,661,756.81                   0.21
                                       -----              --------------                 ------
TOTAL:                                 3,706              792,843,488.55                 100.00%
                                       -----              --------------                 ------

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                  COLLATERAL CHARACTERISTICS (AGGREGATE GROUP)

          Collateral characteristics are listed below as of 11/1/2004.

                           CURRENT PRINCIPAL BALANCES

                                                      TOTAL CURRENT BALANCE        % OF CUT-OFF DATE
CURRENT BALANCE ($)                NO. OF LOANS               ($)                  PRINCIPAL BALANCE
--------------------               ------------       ---------------------        -----------------
1 - 50,000                                11                  548,686.26                   0.07%
50,001 - 75,000                          146                9,411,248.05                   1.19
75,001 - 100,000                         332               29,468,647.36                   3.72
100,001 - 125,000                        439               49,443,400.55                   6.24
125,001 - 150,000                        397               54,724,063.86                   6.90
150,001 - 175,000                        396               64,166,305.58                   8.09
175,001 - 200,000                        333               62,650,247.18                   7.90
200,001 - 225,000                        278               59,269,313.94                   7.48
225,001 - 250,000                        209               49,865,461.19                   6.29
250,001 - 275,000                        218               57,145,575.92                   7.21
275,001 - 300,000                        166               47,637,479.67                   6.01
300,001 - 350,000                        288               93,281,626.54                  11.77
350,001 - 400,000                        197               73,329,100.90                   9.25
400,001 - 450,000                        139               58,901,840.44                   7.43
450,001 - 500,000                        105               50,649,240.43                   6.39
500,001 - 600,000                         32               17,811,936.97                   2.25
600,001 - 700,000                          8                5,377,956.19                   0.68
700,001 - 800,000                         10                7,499,600.71                   0.95
800,001 - 900,000                          2                1,661,756.81                   0.21
                                       -----              --------------                 ------
TOTAL:                                 3,706              792,843,488.55                 100.00%
                                       -----              --------------                 ------

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                       ORIGINAL TERMS TO STATED MATURITY

                                              TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
ORIGINAL TERM (MONTHS)     NO. OF LOANS               ($)              PRINCIPAL BALANCE
----------------------     ------------       ---------------------    -----------------
1 - 180                          21                3,090,274.14                  0.39%
181 - 240                         7                1,155,310.47                  0.15
241 - 300                         1                  224,072.38                  0.03
301 - 360                     3,677              788,373,831.56                 99.44
                              -----              --------------                ------
TOTAL:                        3,706              792,843,488.55                100.00%
                              -----              --------------                ------

                       REMAINING TERMS TO STATED MATURITY

                                              TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
REMAINING TERM (MONTHS)    NO. OF LOANS               ($)              PRINCIPAL BALANCE
-----------------------    ------------       ---------------------    -----------------
1-180                            21                3,090,274.14              0.39%
181 - 240                         7                1,155,310.47              0.15
241 - 300                         1                  224,072.38              0.03
301 - 360                     3,677              788,373,831.56             99.44
                              -----              --------------            ------
TOTAL:                        3,706              792,843,488.55            100.00%
                              -----              --------------            ------

                                 PROPERTY TYPE

                                              TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
PROPERTY TYPE              NO. OF LOANS               ($)              PRINCIPAL BALANCE
-------------              ------------       ---------------------    -----------------
Single Family                 3,056              640,990,159.73             80.85%
Two to Four Family              426              110,261,116.77             13.91
Condominium                     224               41,592,212.05              5.25
                              -----              --------------            ------
TOTAL:                        3,706              792,843,488.55            100.00%
                              -----              --------------            ------

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  LOAN PURPOSE

                                              TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
LOAN PURPOSE               NO. OF LOANS               ($)              PRINCIPAL BALANCE
------------               ------------       ---------------------    -----------------
Purchase                      1,682              349,025,595.21              44.02%
Cash Out Refinance            1,430              308,028,630.17              38.85
Debt Consolidation              475              107,430,289.72              13.55
Home Improvement                 67               15,615,699.44               1.97
Rate/Term Refinance              52               12,743,274.01               1.61
                              -----              --------------             ------
TOTAL:                        3,706              792,843,488.55             100.00%
                              -----              --------------             ------

                              LOAN- TO-VALUE RATIO

                                              TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
LOAN-TO-VALUE (%)          NO. OF LOANS               ($)              PRINCIPAL BALANCE
-----------------          ------------       ---------------------    -----------------
0.01 - 50.00                    65                9,301,833.70                 1.17%
50.01 - 55.00                   51                9,642,738.05                 1.22
55.01 - 60.00                   78               14,079,528.68                 1.78
60.01 - 65.00                  148               32,373,581.12                 4.08
65.01 - 70.00                  198               42,204,757.39                 5.32
70.01 - 75.00                  290               64,276,766.42                 8.11
75.01 - 80.00                1,545              330,975,786.40                41.75
80.01 - 85.00                  302               67,468,229.81                 8.51
85.01 - 90.00                  872              182,148,862.02                22.97
90.01 - 95.00                   53               15,703,881.31                 1.98
95.01 - 100.00                 104               24,667,523.65                 3.11
                             -----              --------------               ------
TOTAL:                       3,706              792,843,488.55               100.00%
                             -----              --------------               ------

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                 STATE (TOP 30)

                                            TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
STATE (TOP 30)            NO. OF LOANS              ($)                 PRINCIPAL BALANCE
--------------            ------------      ---------------------       -----------------
California                    826              232,548,386.75                  29.33%
New York                      342               97,339,919.30                  12.28
New Jersey                    303               72,140,133.41                   9.10
Illinois                      387               65,501,896.23                   8.26
Florida                       331               52,859,906.10                   6.67
Maryland                      171               35,702,163.61                   4.50
Massachusetts                 117               32,507,370.11                   4.10
Virginia                      124               24,975,659.53                   3.15
Georgia                       130               17,965,447.48                   2.27
Nevada                         71               16,196,886.27                   2.04
Connecticut                    69               12,926,897.61                   1.63
Michigan                       80               12,059,440.72                   1.52
Minnesota                      69               11,827,457.27                   1.49
Arizona                        61               11,635,443.24                   1.47
Colorado                       54               10,487,257.31                   1.32
North Carolina                 72                9,910,011.25                   1.25
Washington                     50                9,824,457.58                   1.24
Hawaii                         36                9,573,752.47                   1.21
Pennsylvania                   62                8,800,551.68                   1.11
Texas                          57                7,578,050.99                   0.96
Oregon                         30                5,066,931.17                   0.64
Ohio                           40                4,428,955.73                   0.56
Wisconsin                      25                3,547,168.38                   0.45
Utah                           23                3,352,948.79                   0.42
New Hampshire                  13                2,719,231.01                   0.34
Tennessee                      20                2,622,680.31                   0.33
Missouri                       23                2,409,204.16                   0.30
South Carolina                 19                2,388,002.34                   0.30
Delaware                       13                2,327,655.17                   0.29
Indiana                        22                2,286,967.21                   0.29
Other                          66                9,332,655.37                   1.18
                            -----              --------------                 ------
TOTAL:                      3,706              792,843,488.55                 100.00%
                            -----              --------------                 ------

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                               DOCUMENTATION TYPE

                                            TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
DOCUMENTATION TYPE        NO. OF LOANS              ($)                 PRINCIPAL BALANCE
------------------        ------------      ---------------------       -----------------
Full Documentation            2,611             539,509,461.84                  68.05%
Stated Documentation          1,017             233,158,850.67                  29.41
Easy Documentation               78              20,175,176.04                   2.54
                              -----             --------------                 ------
TOTAL:                        3,706             792,843,488.55                 100.00%
                              -----             --------------                 ------

                                   FICO SCORE

                                            TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
FICO SCORE                NO. OF LOANS              ($)                 PRINCIPAL BALANCE
----------                ------------      ---------------------       -----------------
Under 500                       7                1,386,467.81                   0.17%
501 - 525                     237               45,524,710.42                   5.74
526 - 550                     391               78,131,067.18                   9.85
551 - 575                     549              106,046,113.78                  13.38
576 - 600                     794              159,307,268.61                  20.09
601 - 625                     583              128,903,635.67                  16.26
626 - 650                     413               93,289,895.43                  11.77
651 - 675                     310               74,009,458.78                   9.33
676 - 700                     195               47,952,435.78                   6.05
701 - 725                      97               23,671,759.35                   2.99
726 - 750                      60               15,801,374.89                   1.99
751 - 775                      41               10,049,761.37                   1.27
776 - 800                      25                7,610,340.39                   0.96
801 - 825                       4                1,159,199.09                   0.15
                            -----              --------------                 ------
TOTAL:                      3,706              792,843,488.55                 100.00%
                            -----              --------------                 ------

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                OCCUPANCY STATUS

                                            TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
OCCUPANCY TYPE            NO. OF LOANS              ($)                 PRINCIPAL BALANCE
--------------            ------------      ---------------------       -----------------
Primary Home                 3,388              736,667,973.40                  92.91%
Investment                     278               47,511,067.78                   5.99
Second Home                     40                8,664,447.37                   1.09
                             -----              --------------                 ------
TOTAL:                       3,706              792,843,488.55                 100.00%
                             -----              --------------                 ------

                                 MORTGAGE RATES

                                            TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
RATE (%)                  NO. OF LOANS              ($)                 PRINCIPAL BALANCE
--------                  ------------      ---------------------       -----------------
0.001 - 5.000                     8               2,055,706.66                   0.26%
5.001 - 6.000                   324              89,565,010.06                  11.30
6.001 - 7.000                 1,184             285,646,116.77                  36.03
7.001 - 8.000                 1,262             267,472,207.59                  33.74
8.001 - 9.000                   675             112,574,952.36                  14.20
9.001 - 10.000                  171              24,200,065.78                   3.05
10.001 - 11.000                  64               8,709,161.09                   1.10
11.001 - 12.000                  16               2,485,798.73                   0.31
12.001 - 13.000                   2                 134,469.51                   0.02
                              -----             --------------                 ------
TOTAL:                        3,706             792,843,488.55                 100.00%
                              -----             --------------                 ------

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       34

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  MAXIMUM RATE

                                            TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
MAXIMUM RATE (%)          NO. OF LOANS              ($)                 PRINCIPAL BALANCE
----------------          ------------      ---------------------       -----------------
Fixed Rate                     477               99,218,082.56                  12.51%
11.001 - 12.000                  8                2,055,706.66                   0.26
12.001 - 13.000                320               88,212,364.50                  11.13
13.001 - 14.000              1,020              243,880,365.87                  30.76
14.001 - 15.000              1,087              230,492,704.86                  29.07
15.001 - 16.000                579               97,204,713.91                  12.26
16.001 - 17.000                143               21,240,292.27                   2.68
17.001 - 18.000                 54                7,918,989.68                   1.00
18.001 - 19.000                 16                2,485,798.73                   0.31
19.001 - 20.000                  2                  134,469.51                   0.02
                             -----              --------------                 ------
TOTAL:                       3,706              792,843,488.55                 100.00%
                             -----              --------------                 ------

----------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                     FLOOR

                                     TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
   FLOOR (%)         NO. OF LOANS            ($)                PRINCIPAL BALANCE
---------------------------------------------------------------------------------
Fixed Rate                     477          99,218,082.56                  12.51%
4.001 - 5.000                    8           2,055,706.66                   0.26
5.001 - 6.000                  321          88,345,695.28                  11.14
6.001 - 7.000                1,019         243,747,035.09                  30.74
7.001 - 8.000                1,087         230,492,704.86                  29.07
8.001 - 9.000                  580          97,371,520.87                  12.28
9.001 - 10.000                 142          21,073,485.31                   2.66
10.001 - 11.000                 54           7,918,989.68                   1.00
11.001 - 12.000                 16           2,485,798.73                   0.31
12.001 - 13.000                  2             134,469.51                   0.02
--------------------------------------------------------------------------------
TOTAL:                       3,706         792,843,488.55                 100.00%
--------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  GROSS MARGIN

                                            TOTAL CURRENT BALANCE     % OF CUT-OFF DATE
GROSS MARGIN (%)           NO. OF LOANS              ($)              PRINCIPAL BALANCE
----------------------------------------------------------------------------------------
Fixed Rate                          477            99,218,082.56                  12.51%
4.001 - 5.000                         2               935,200.00                   0.12
5.001 - 6.000                        12             2,940,028.29                   0.37
6.001 - 7.000                     3,215           689,750,177.70                  87.00
---------------------------------------------------------------------------------------
TOTAL:                            3,706           792,843,488.55                 100.00%
---------------------------------------------------------------------------------------

                           NEXT RATE ADJUSTMENT DATE

                                                 TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
NEXT RATE ADJUSTMENT DATE      NO. OF LOANS               ($)               PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
Fixed Rate                                 477              99,218,082.56              12.51%
3/1/2006                                     2                 480,482.48               0.06
4/1/2006                                     8               2,031,407.89               0.26
5/1/2006                                    29               7,154,647.55               0.90
6/1/2006                                    28               4,974,344.87               0.63
7/1/2006                                   184              37,139,018.93               4.68
8/1/2006                                   386              80,693,003.30              10.18
9/1/2006                                 2,431             523,888,586.44              66.08
10/1/2006                                    1                 335,118.04               0.04
4/1/2007                                     1                  52,711.17               0.01
5/1/2007                                     1                 184,962.56               0.02
6/1/2007                                     3                 442,434.41               0.06
7/1/2007                                     5               1,415,682.20               0.18
8/1/2007                                    17               3,550,470.58               0.45
9/1/2007                                    75              17,301,233.02               2.18
8/1/2009                                     5               1,027,240.66               0.13
9/1/2009                                    53              12,954,061.89               1.63
--------------------------------------------------------------------------------------------
TOTAL:                                   3,706             792,843,488.55             100.00%
--------------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                           INITIAL PERIODIC RATE CAP

                                                 TOTAL CURRENT BALANCE  % OF CUT-OFF DATE
INITIAL PERIODIC RATE CAP (%)   NO. OF LOANS             ($)            PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------
Fixed Rate                               477             99,218,082.56             12.51%
3.000                                  3,229            693,625,405.99             87.49
----------------------------------------------------------------------------------------
TOTAL:                                 3,706            792,843,488.55            100.00%
----------------------------------------------------------------------------------------

                               PERIODIC RATE CAP

                                          TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
PERIODIC RATE CAP (%)    NO. OF LOANS              ($)             PRINCIPAL BALANCE
-----------------------------------------------------------------------------------
Fixed Rate                        477             99,218,082.56               12.51%
1.500                           3,229            693,625,405.99               87.49
-----------------------------------------------------------------------------------
TOTAL:                          3,706            792,843,488.55              100.00%
-----------------------------------------------------------------------------------

                                  PRODUCT TYPE

                                         TOTAL CURRENT BALANCE     % OF CUT-OFF DATE
     PRODUCT              NO. OF LOANS           ($)               PRINCIPAL BALANCE
------------------------------------------------------------------------------------
2/28 6 Month Libor               2,808           582,401,315.19               73.46%
2/28 6 Month Libor IO              261            74,295,294.31                9.37
3/27 6 Month Libor                  72            15,124,009.14                1.91
3/27 6 Month Libor IO               30             7,823,484.80                0.99
5/25 6 Month Libor                  58            13,981,302.55                1.76
Fixed Rate                         477            99,218,082.56               12.51
-----------------------------------------------------------------------------------
TOTAL:                           3,706           792,843,488.55              100.00%
-----------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

             COLLATERAL CHARACTERISTICS (AGGREGATE GROUP) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                   INTEREST ONLY PERIOD OF THE MORTGAGE LOANS

                                                TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
INTEREST ONLY PERIOD (MONTHS)   NO. OF LOANS              ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------
0                                      3,415           710,724,709.44               89.64%
24                                       261            74,295,294.31                9.37
36                                        30             7,823,484.80                0.99
-----------------------------------------------------------------------------------------
TOTAL:                                 3,706           792,843,488.55              100.00%
-----------------------------------------------------------------------------------------

                                 LIEN POSITION

                                        TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
LIEN POSITION           NO. OF LOANS            ($)             PRINCIPAL BALANCE
----------------------------------------------------------------------------------
1st Lien                       3,706           792,843,488.55              100.00%
---------------------------------------------------------------------------------
TOTAL:                         3,706           792,843,488.55              100.00%
---------------------------------------------------------------------------------

                    PREPAYMENT PENALTY OF THE MORTGAGE LOANS

                                                     TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
PREPAYMENT PENALTY PERIOD (MONTHS)    NO. OF LOANS           ($)             PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------
0                                              587         120,580,913.48               15.21%
12                                             600         133,963,934.66               16.90
24                                           2,103         451,307,134.24               56.92
30                                               2             581,236.74                0.07
36                                             414          86,410,269.43               10.90
---------------------------------------------------------------------------------------------
TOTAL:                                       3,706         792,843,488.55              100.00%
---------------------------------------------------------------------------------------------

                    INTEREST ONLY TERM OF THE MORTGAGE LOANS

                                                TOTAL CURRENT BALANCE   % OF CUT-OFF DATE
INTEREST ONLY PERIOD (MONTHS)    NO. OF LOANS            ($)            PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------
0                                       3,415             710,724,709               89.64%
24                                        261           74,295,294.31               9.371
36                                         30            7,823,484.80               0.987
-----------------------------------------------------------------------------------------
TOTAL:                                  3,706          792,843,488.55              100.00%
-----------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                          COLLATERAL SUMMARY (GROUP 1)

TOTAL NUMBER OF LOANS                                1,548
TOTAL OUTSTANDING LOAN BALANCE                 283,100,055
AVERAGE LOAN BALANCE                               182,881
FIXED RATE                                           13.16%
ADJUSTABLE RATE                                      86.84%
WEIGHTED AVERAGE COUPON                               7.37%
WEIGHTED AVERAGE MARGIN                               6.95%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                 3.00%
WEIGHTED AVERAGE PERIODIC CAP                         1.50%
WEIGHTED AVERAGE MAXIMUM RATE                        14.35%
WEIGHTED AVERAGE FLOOR                                7.35%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                   359
WEIGHTED AVERAGE REMAINING TERM (MO.)                  356
WEIGHTED AVERAGE LTV                                 80.19%
WEIGHTED AVERAGE FICO                               605.65

PRODUCT TYPE
2/28 6 Month Libor                                   72.07%
2/28 6 Month Libor IO                                 9.64%
3/27 6 Month Libor                                    2.16%
3/27 6 Month Libor IO                                 1.19%
5/25 6 Month Libor                                    1.78%
Fixed Rate                                           13.16%

PREPAYMENT PENALTY (YEARS)
   None                                              15.74%
   0.001 - 1.000                                     20.03%
   1.001 - 2.000                                     53.48%
   2.001 - 3.000                                     10.76%

GEOGRAPHIC DISTRIBUTION
(Other States account individually for less than
 5% of the Cut-Off Date aggregate principal
 balance)
California                                           18.42%
New York                                             15.12%
Illinois                                              9.71%
New Jersey                                            9.57%
Florida                                               7.84%

OCCUPANCY STATUS
Primary Home                                         92.68%
Investment                                            6.36%
Second Home                                           0.96%


LOAN PURPOSE
Purchase                                             44.75%
Cash Out Refinance                                   41.26%
Debt Consolidation                                   10.92%
Home Improvement                                      1.85%
Rate/Term Refinance                                   1.22%

LIEN POSITION
   First Lien                                       100.00%

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                      COLLATERAL CHARACTERISTICS (GROUP 1)

          Collateral characteristics are listed below as of 11/1/2004.

                          ORIGINAL PRINCIPAL BALANCES

                                           TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
ORIGINAL BALANCE ($)    NO. OF LOANS                ($)                PRINCIPAL BALANCE
----------------------------------------------------------------------------------------
1 - 50,000                            5               249,698.04                   0.09%
50,001 - 75,000                      81             5,246,683.00                   1.85
75,001 - 100,000                    179            15,881,147.05                   5.61
100,001 - 125,000                   215            24,231,782.69                   8.56
125,001 - 150,000                   189            26,070,153.61                   9.21
150,001 - 175,000                   181            29,312,868.29                  10.35
175,001 - 200,000                   141            26,484,508.44                   9.36
200,001 - 225,000                   119            25,400,032.16                   8.97
225,001 - 250,000                    90            21,418,341.85                   7.57
250,001 - 275,000                    94            24,644,695.26                   8.71
275,001 - 300,000                    81            23,139,995.18                   8.17
300,001 - 350,000                    99            31,885,272.44                  11.26
350,001 - 400,000                    44            16,368,344.67                   5.78
400,001 - 450,000                    27            11,323,545.30                   4.00
450,001 - 500,000                     3             1,442,986.85                   0.51
---------------------------------------------------------------------------------------
TOTAL:                            1,548           283,100,054.83                 100.00%
---------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

\
LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                           CURRENT PRINCIPAL BALANCES

                                                TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
CURRENT BALANCE ($)          NO. OF LOANS                ($)                PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
1 - 50,000                              6                  299,674.75                   0.11%
50,001 - 75,000                        81                5,271,696.99                   1.86
75,001 - 100,000                      178               15,806,156.35                   5.58
100,001 - 125,000                     215               24,231,782.69                   8.56
125,001 - 150,000                     190               26,219,944.78                   9.26
150,001 - 175,000                     180               29,163,077.12                  10.30
175,001 - 200,000                     141               26,484,508.44                   9.36
200,001 - 225,000                     120               25,624,889.38                   9.05
225,001 - 250,000                      89               21,193,484.63                   7.49
250,001 - 275,000                      95               24,919,679.31                   8.80
275,001 - 300,000                      81               23,164,490.25                   8.18
300,001 - 350,000                      99               31,935,571.85                  11.28
350,001 - 400,000                      44               16,418,540.76                   5.80
400,001 - 450,000                      26               10,923,570.68                   3.86
450,001 - 500,000                       3                1,442,986.85                   0.51
--------------------------------------------------------------------------------------------
TOTAL:                              1,548              283,100,054.83                 100.00%
--------------------------------------------------------------------------------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                       ORIGINAL TERMS TO STATED MATURITY

                                                   TOTAL CURRENT BALANCE     % OF CUT-OFF DATE
ORIGINAL TERM (MONTHS)          NO. OF LOANS                 ($)             PRINCIPAL BALANCE
----------------------          ------------       ---------------------     ------------------
1 - 180                                    8                1,190,912.45                   0.42%
181 - 240                                  7                1,155,310.47                   0.41
241 - 300                                  1                  224,072.38                   0.08
301 - 360                              1,532              280,529,759.53                  99.09
----------------------          ------------       ---------------------     ------------------
TOTAL:                                 1,548              283,100,054.83                 100.00%
----------------------          ------------       ---------------------     ------------------

                       REMAINING TERM TO STATED MATURITY

                                                   TOTAL CURRENT BALANCE     % OF CUT-OFF DATE
REMAINING TERM (MONTHS)          NO. OF LOANS              ($)               PRINCIPAL BALANCE
-----------------------          ------------      ---------------------     ------------------
1 - 180                                    8                1,190,912.45                   0.42%
181 - 240                                  7                1,155,310.47                   0.41
241 - 300                                  1                  224,072.38                   0.08
301 - 360                              1,532              280,529,759.53                  99.09
-----------------------          ------------      ---------------------     ------------------
TOTAL:                                 1,548              283,100,054.83                 100.00%
-----------------------          ------------      ---------------------     ------------------

                                 PROPERTY TYPE

                                                   TOTAL CURRENT BALANCE     % OF CUT-OFF DATE
PROPERTY TYPE                    NO. OF LOANS              ($)               PRINCIPAL BALANCE
------------------               ------------      ---------------------     ------------------
Single Family                           1,236            211,467,447.21                  74.70%
Two to Four Family                        219             57,469,342.70                  20.30
Condominium                                93             14,163,264.92                   5.00
------------------               ------------      --------------------      -----------------
TOTAL:                                  1,548            283,100,054.83                 100.00%
------------------               ------------      --------------------      -----------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  LOAN PURPOSE

                                                   TOTAL CURRENT BALANCE     % OF CUT-OFF DATE
LOAN PURPOSE                    NO. OF LOANS                ($)              PRINCIPAL BALANCE
-------------------             ------------       ---------------------     -----------------
Purchase                                 709              126,692,299.45                  44.75%
Cash Out Refinance                       630              116,808,821.37                  41.26
Debt Consolidation                       161               30,917,053.56                  10.92
Home Improvement                          27                5,230,304.03                   1.85
Rate/Term Refinance                       21                3,451,576.42                   1.22
-------------------             ------------       ---------------------     ------------------
TOTAL:                                 1,548              283,100,054.83                 100.00%
-------------------             ------------       ---------------------     ------------------

                              LOAN-TO-VALUE RATIO

                                                   TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
LOAN-TO-VALUE (%)               NO. OF LOANS                ($)               PRINCIPAL BALANCE
-----------------               ------------       ---------------------      -----------------
0.01 - 50.00                              32                4,160,920.73                   1.47%
50.01 - 55.00                             26                4,620,854.57                   1.63
55.01 - 60.00                             37                5,923,158.43                   2.09
60.01 - 65.00                             55                9,752,258.64                   3.44
65.01 - 70.00                             97               18,305,000.88                   6.47
70.01 - 75.00                            123               23,559,303.43                   8.32
75.01 - 80.00                            646              116,799,970.19                  41.26
80.01 - 85.00                            126               21,741,272.82                   7.68
85.01 - 90.00                            344               63,998,861.56                  22.61
90.01 - 95.00                             12                2,951,054.42                   1.04
95.01 - 100.00                            50               11,287,399.16                   3.99
-----------------               ------------       ---------------------      -----------------
TOTAL:                                 1,548              283,100,054.83                 100.00%
-----------------               ------------       ---------------------      -----------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                 STATE (TOP 30)

                                                TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
STATE (TOP 30)               NO. OF LOANS                ($)                PRINCIPAL BALANCE
-------------------          ------------       ---------------------       -----------------
California                            233               52,140,401.03                  18.42%
New York                              160               42,792,943.27                  15.12
Illinois                              177               27,492,512.79                   9.71
New Jersey                            125               27,080,688.48                   9.57
Florida                               155               22,201,376.85                   7.84
Massachusetts                          47               12,449,485.00                   4.40
Maryland                               67               12,000,201.10                   4.24
Georgia                                64                9,154,631.99                   3.23
Virginia                               51                8,539,622.33                   3.02
Minnesota                              42                6,844,641.03                   2.42
Michigan                               41                5,584,777.37                   1.97
Hawaii                                 21                5,460,410.31                   1.93
Pennsylvania                           36                4,730,943.04                   1.67
Connecticut                            26                4,353,955.50                   1.54
Texas                                  33                4,325,192.61                   1.53
Nevada                                 22                4,207,356.43                   1.49
North Carolina                         34                4,034,408.10                   1.43
Ohio                                   30                3,413,727.96                   1.21
Colorado                               20                3,347,412.46                   1.18
Washington                             18                3,317,280.73                   1.17
Arizona                                22                3,214,078.41                   1.14
Wisconsin                              14                1,836,297.87                   0.65
Oregon                                 11                1,727,586.49                   0.61
Tennessee                              10                1,527,270.61                   0.54
Utah                                   10                1,350,772.22                   0.48
New Hampshire                           8                1,274,615.61                   0.45
Missouri                               12                1,189,176.99                   0.42
Indiana                                12                1,119,719.82                   0.40
Delaware                                5                  904,220.88                   0.32
South Carolina                          8                  894,916.35                   0.32
Other                                  34                4,589,431.20                   1.62
-------------------          ------------       ---------------------       ----------------
TOTAL:                              1,548              283,100,054.83                 100.00%
-------------------          ------------       ---------------------       ----------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                               DOCUMENTATION TYPE

                                                   TOTAL CURRENT BALANCE     % OF CUT-OFF DATE
DOCUMENTATION TYPE              NO. OF LOANS                ($)              PRINCIPAL BALANCE
---------------------           ------------       ---------------------     -----------------
Full Documentation                     1,112              196,449,858.70                 69.39%
Stated Documentation                     412               81,893,963.83                 28.93
Easy Documentation                        24                4,756,232.30                  1.68
---------------------           ------------       ---------------------     -----------------
TOTAL:                                 1,548              283,100,054.83                100.00%
---------------------           ------------       ---------------------     -----------------

                                   FICO SCORE

                                              TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
FICO SCORE                 NO. OF LOANS                 ($)              PRINCIPAL BALANCE
----------                 ------------       ---------------------      -----------------
1 - 500                               2                  306,732.90                   0.11%
501 - 525                           113               19,594,091.61                   6.92
526 - 550                           176               30,055,851.37                  10.62
551 - 575                           212               34,857,029.67                  12.31
576 - 600                           350               60,015,019.11                  21.20
601 - 625                           255               47,053,270.34                  16.62
626 - 650                           169               34,136,711.39                  12.06
651 - 675                           118               23,431,577.36                   8.28
676 - 700                            73               15,820,236.47                   5.59
701 - 725                            33                6,865,096.17                   2.42
726 - 750                            21                5,266,358.21                   1.86
751 - 775                            16                3,606,423.55                   1.27
776 - 800                             8                1,786,038.04                   0.63
801 - 825                             2                  305,618.64                   0.11
----------                 ------------       ---------------------      -----------------
TOTAL:                            1,548              283,100,054.83                 100.00%
----------                 ------------       ---------------------      -----------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                OCCUPANCY STATUS

                                                TOTAL CURRENT BALANCE      % OF CUT-OFF DATE
OCCUPANCY TYPE               NO. OF LOANS                ($)               PRINCIPAL BALANCE
--------------               ------------       ---------------------      -----------------
Primary Home                        1,413              262,379,051.31                  92.68%
Investment                            118               18,003,369.64                   6.36
Second Home                            17                2,717,633.88                   0.96
--------------               ------------       ---------------------      -----------------
TOTAL:                              1,548              283,100,054.83                 100.00%
--------------               ------------       ---------------------      -----------------

                                 MORTGAGE RATES

                                                                        TOTAL CURRENT BALANCE       % OF CUT-OFF DATE
RATE (%)                                             NO. OF LOANS                ($)                PRINCIPAL BALANCE
---------------                                      ------------       ---------------------       -----------------
0.001 - 5.000                                                   2                  295,314.76                   0.10%
5.001 - 6.000                                                 108               24,997,311.49                   8.83
6.001 - 7.000                                                 478               97,738,514.56                  34.52
7.001 - 8.000                                                 512               94,174,554.22                  33.27
8.001 - 9.000                                                 309               48,606,157.68                  17.17
9.001 - 10.000                                                 96               12,232,853.98                   4.32
10.001 - 11.000                                                33                3,651,342.18                   1.29
11.001 - 12.000                                                 8                1,269,536.45                   0.45
12.001 - 13.000                                                 2                  134,469.51                   0.05
---------------                                      ------------       ---------------------       ----------------
TOTAL:                                                      1,548              283,100,054.83                 100.00%
---------------                                      ------------       ---------------------       ----------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  MAXIMUM RATE

                                                TOTAL CURRENT BALANCE     % OF CUT-OFF DATE
MAXIMUM RATE (%)             NO. OF LOANS                ($)              PRINCIPAL BALANCE
----------------             ------------       ---------------------     ------------------
Fixed Rate                            200               37,255,058.95                  13.16%
11.001 - 12.000                         2                  295,314.76                   0.10
12.001 - 13.000                       108               24,997,311.49                   8.83
13.001 - 14.000                       419               83,870,335.34                  29.63
14.001 - 15.000                       441               80,957,645.11                  28.60
15.001 - 16.000                       262               40,576,146.99                  14.33
16.001 - 17.000                        81               10,772,154.09                   3.81
17.001 - 18.000                        25                2,972,082.14                   1.05
18.001 - 19.000                         8                1,269,536.45                   0.45
19.001 - 20.000                         2                  134,469.51                   0.05
----------------             ------------       ---------------------     ------------------
TOTAL:                              1,548              283,100,054.83                 100.00%
----------------             ------------       ---------------------     ------------------

--------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                     FLOOR

                                            TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
FLOOR (%)                NO. OF LOANS               ($)              PRINCIPAL BALANCE
---------                ------------       ---------------------    -----------------
   Fixed Rate                 200               37,255,058.95             13.16%
 4.001 - 5.000                  2                  295,314.76              0.10
 5.001 - 6.000                108               24,997,311.49              8.83
 6.001 - 7.000                419               83,870,335.34             29.63
 7.001 - 8.000                441               80,957,645.11             28.60
 8.001 - 9.000                263               40,742,953.95             14.39
 9.001 - 10.000                80               10,605,347.13              3.75
10.001 - 11.000                25                2,972,082.14              1.05
11.001 - 12.000                 8                1,269,536.45              0.45
12.001 - 13.000                 2                  134,469.51              0.05
                            -----              --------------            ------
TOTAL:                      1,548              283,100,054.83            100.00%
                            -----              --------------            ------

---------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                                  GROSS MARGIN

                                            TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
GROSS MARGIN (%)         NO. OF LOANS               ($)              PRINCIPAL BALANCE
----------------         ------------       ---------------------    -----------------
 Fixed Rate                 200               37,255,058.95                  13.16%
4.001 - 5.000                 1                  400,000.00                   0.14
5.001 - 6.000                 5                1,213,277.84                   0.43
6.001 - 7.000             1,342              244,231,718.04                  86.27
                          -----              --------------                 ------
TOTAL:                    1,548              283,100,054.83                 100.00%
                          -----              --------------                 ------

                           NEXT RATE ADJUSTMENT DATE

                                            TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
NEXT RATE ADJUSTMENT DATE   NO. OF LOANS             ($)             PRINCIPAL BALANCE
-------------------------   ------------    ---------------------    -----------------
Fixed Rate                       200             37,255,058.95              13.16%
3/1/2006                           1                277,795.00               0.10
4/1/2006                           4                595,900.97               0.21
5/1/2006                          10              1,762,943.35               0.62
6/1/2006                          12              1,790,402.93               0.63
7/1/2006                          68             11,837,588.10               4.18
8/1/2006                         132             22,966,378.86               8.11
9/1/2006                       1,045            192,095,409.04              67.85
5/1/2007                           1                184,962.56               0.07
7/1/2007                           1                119,540.95               0.04
8/1/2007                          10              1,915,096.83               0.68
9/1/2007                          37              7,259,046.07               2.56
8/1/2009                           2                490,415.87               0.17
9/1/2009                          25              4,549,515.35               1.61
                               -----            --------------             ------
TOTAL:                         1,548            283,100,054.83             100.00%
                               -----            --------------             ------

---------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                           INITIAL PERIODIC RATE CAP

                                                         TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
INITIAL PERIODIC RATE CAP (%)         NO. OF LOANS               ($)              PRINCIPAL BALANCE
-----------------------------         ------------       ---------------------    -----------------
Fixed Rate                                200                37,255,058.95                13.16%
3.000                                   1,348               245,844,995.88                86.84
                                        -----               --------------               ------
TOTAL:                                  1,548               283,100,054.83               100.00%
                                        -----               --------------               ------

                               PERIODIC RATE CAP

                                                         TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
PERIODIC RATE CAP (%)                 NO. OF LOANS               ($)              PRINCIPAL BALANCE
---------------------                 ------------       ---------------------    -----------------
Fixed Rate                                200                37,255,058.95              13.16%
1.500                                   1,348               245,844,995.88              86.84
                                        -----               --------------             ------
TOTAL:                                  1,548               283,100,054.83             100.00%
                                        -----               --------------             ------

                                  PRODUCT TYPE

                                                         TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
PRODUCT                               NO. OF LOANS               ($)              PRINCIPAL BALANCE
-------                               ------------       ---------------------    -----------------
2/28 6 Month Libor                        1,145              204,030,203.51              72.07%
2/28 6 Month Libor IO                       127               27,296,214.74               9.64
3/27 6 Month Libor                           33                6,107,721.61               2.16
3/27 6 Month Libor IO                        16                3,370,924.80               1.19
5/25 6 Month Libor                           27                5,039,931.22               1.78
Fixed Rate                                  200               37,255,058.95              13.16
                                          -----              --------------             ------
TOTAL:                                    1,548              283,100,054.83             100.00%
                                          -----              --------------             ------

---------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   FREMONT HOME LOAN TRUST 2004-D

                 COLLATERAL CHARACTERISTICS (GROUP 1) CONTINUED

          Collateral characteristics are listed below as of 11/1/2004.

                   INTEREST ONLY PERIOD OF THE MORTGAGE LOANS

                                                         TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
INTEREST ONLY PERIOD (MONTHS)         NO. OF LOANS               ($)              PRINCIPAL BALANCE
-----------------------------         ------------       ---------------------    -----------------
0                                        1,405              252,432,915.29             89.17%
24                                         127               27,296,214.74               9.64
36                                          16                3,370,924.80               1.19
                                         -----              --------------             ------
TOTAL:                                   1,548              283,100,054.83             100.00%
                                         -----              --------------             ------

                                 LIEN POSITION

                                                         TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
LIEN POSITION                         NO. OF LOANS               ($)              PRINCIPAL BALANCE
-------------                         ------------       ---------------------    -----------------
1st Lien                                 1,548               283,100,054.83            100.00%
                                         -----               --------------            ------
TOTAL:                                   1,548               283,100,054.83            100.00%
                                         -----               --------------            ------

                    PREPAYMENT PENALTY OF THE MORTGAGE LOANS

                                                         TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
PREPAYMENT PENALTY PERIOD (MONTHS)    NO. OF LOANS               ($)              PRINCIPAL BALANCE
----------------------------------    ------------       ---------------------    -----------------
0                                        249                 44,555,641.64              15.74%
12                                       278                 56,693,382.48              20.03
24                                       848                151,400,776.61              53.48
36                                       173                 30,450,254.10              10.76
                                       -----                --------------             ------
TOTAL:                                 1,548                283,100,054.83             100.00%
                                       -----                --------------             ------

                    INTEREST ONLY TERM OF THE MORTGAGE LOANS

                                                         TOTAL CURRENT BALANCE    % OF CUT-OFF DATE
INTEREST ONLY PERIOD (MONTHS)          NO. OF LOANS               ($)             PRINCIPAL BALANCE
-----------------------------         ------------       ---------------------    -----------------
0                                          1,405                252,432,915             89.17%
24                                           127              27,296,214.74              9.64
36                                            16               3,370,924.80              1.19
                                           -----             --------------            ------
TOTAL:                                     1,548             283,100,054.83            100.00%
                                           -----             --------------            ------

---------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).